Manager Directed Portfolios

Mar Vista Strategic Growth Fund

Combined Proxy Statement/Prospectus

January 18, 2017

615 East Michigan Street, Third Floor

Milwaukee, Wisconsin 53202

1-844-737-MVIP (6847)

www.mvipfunds.com

Dear Shareholder:

I am writing to let you know that a special meeting of the shareholders of the Mar Vista Strategic Growth Fund (the “Target Fund”), a series of Manager Directed Portfolios (the “MDP Trust”), will be held on February 24, 2017 at 10:00 a.m. Central Time, at the offices of the Target Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Meeting”). The purpose of the Meeting is to vote on a proposal to reorganize the Target Fund into a newly organized shell series and share class (the “Acquiring Fund”) of Harbor Funds (the “Harbor Funds”) as shown below:

Target Fund	Acquiring Fund
Mar Vista Strategic Growth Fund	Harbor Strategic Growth Fund

—Institutional Shares	—Institutional Class

If you are a shareholder of record of the Target Fund as of the regular close of business of the New York Stock Exchange on January 17, 2017, you have the opportunity to vote on the proposal. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote. If the Target Fund’s shareholders vote to approve the reorganization, shareholders of the Target Fund will receive Acquiring Fund shares having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the reorganization.

Mar Vista Investment Partners, LLC (“Mar Vista”), the Target Fund’s investment adviser, believes that combining the Target Fund into the Acquiring Fund will provide the Target Fund with access to Harbor Funds’ broader distribution platform that could provide potential asset growth opportunities and greater efficiencies, thereby providing economies of scale benefits to shareholders. In addition, the reorganization will result in the total expense ratio, after fee waivers and/or expense reimbursements, of Institutional Class shares of the Acquiring Fund being lower than the Target Fund’s current Institutional Shares expense ratio. Specifically, as discussed further below, Mar Vista has contractually agreed to limit the Target Fund’s total annual fund operating expenses to 0.90% through November 1, 2020, while Harbor Capital will enter into a contract agreeing to limit the Acquiring Fund’s Institutional Class operating expenses to 0.70% through February 28, 2019. The Target Fund is a substantially similar fund to the Acquiring Fund. The investment objective of the Acquiring Fund is substantially similar to the investment objective of the Target Fund, and the investment strategies and policies of the Acquiring Fund and the Target Fund are also substantially similar. If the reorganization is approved, Mar Vista will serve as the subadviser to the Acquiring Fund, and the portfolio managers of the Target Fund will serve as the portfolio managers of the Acquiring Fund. Mar Vista does not expect that the proposed reorganization will result in a reduction in the level or quality of services shareholders of the Target Fund currently receive. The proposed reorganization has been carefully reviewed and approved by the Board of Trustees of the MDP Trust (“MDP Board” or “MDP Trustees”) and the Board of Trustees of Harbor Funds. The MDP Trustees recommend that you vote FOR the proposed reorganization.

More information on the specific details of and reasons for the reorganization is contained in the enclosed Combined Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions before you vote, please call the MDP Trust toll-free at the number provided on the Proxy Card included with this Combined Proxy Statement/Prospectus. Thank you for your participation in this important initiative.

Sincerely,

/s/ Douglas J. Neilson

Douglas J. Neilson

President

Manager Directed Portfolios

A Proxy Card is enclosed along with the Combined Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote via the Internet or by telephone, or mark, sign and return your Proxy Card. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Please vote your shares today.

You may vote by:

•	Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card.

•	Telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions.

•	Mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Combined Proxy Statement/Prospectus by mail.

•	In person: attend the special shareholder meeting on February 24, 2017.

If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, reminding you to vote.

THE BOARD OF TRUSTEES OF MANAGER DIRECTED PORTFOLIOS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Manager Directed Portfolios / Mar Vista Strategic Growth Fund

615 East Michigan Street, Third Floor

Milwaukee, Wisconsin 53202

1-844-737-MVIP (6847)

www.mvipfunds.com

Notice of Special Meeting of Shareholders to be held on February 24, 2017

To the shareholders of the Mar Vista Strategic Growth Fund, a series of Manager Directed Portfolios, a Delaware statutory trust (the “MDP Trust”):

NOTICE IS HEREBY GIVEN that the MDP Trust will hold a Special Meeting of the Shareholders (the “Meeting”) of the Mar Vista Strategic Growth Fund (the “Target Fund”) on February 24, 2017 at 10:00 a.m. Central Time, at the principal offices of the Target Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The purpose of the Meeting is to consider and act upon the following proposals:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the: (i) acquisition by Harbor Funds, a Delaware statutory trust (“Harbor Funds”), on behalf of its new shell series Harbor Strategic Growth Fund (the “Acquiring Fund”), of all of the property, goodwill and other assets of the Target Fund, in exchange solely for Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by Harbor Funds, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected on the Target Fund’s statement of assets and liabilities; (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the MDP Trust as soon as practicable after the distribution (the “Proposal”).

2.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

A copy of the Plan, which more completely describes the transaction proposed, is attached as Appendix A to the enclosed Combined Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Combined Proxy Statement/Prospectus.

Shareholders of record of the Target Fund at the regular close of business of the New York Stock Exchange on January 17, 2017 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Target Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposal.

The Board of Trustees of Manager Directed Portfolios recommends that the shareholders of the Target Fund vote FOR the Proposal.

By order of the Board of Trustees of Manager Directed Portfolios

/s/ Rachel A. Spearo

Rachel A. Spearo

Secretary of Manager Directed Portfolios

January 18, 2017

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the enclosed Combined Proxy Statement/Prospectus.

Combined Proxy Statement/Prospectus

Dated January 18, 2017

Manager Directed Portfolios / Mar Vista Strategic Growth Fund

615 East Michigan Street, Third Floor

Milwaukee, Wisconsin 53202

1-844-737-MVIP (6847)

www.mvipfunds.com

Harbor Funds / Harbor Strategic Growth Fund

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

1-800-422-1050

www.harborfunds.com

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the Mar Vista Strategic Growth Fund (the “Target Fund”), a series of Manager Directed Portfolios (the “MDP Trust”).

At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Target Fund into a newly organized shell series (the “Acquiring Fund”) of Harbor Funds (the “Harbor Funds”), as described more fully in the Plan (the “Reorganization”). The Target Fund and the Acquiring Fund may be referred to herein as a “Fund” or the “Funds.”

If the Reorganization is approved by the Target Fund’s shareholders, on the effective date of the proposed Reorganization Target Fund shareholders will be issued shares of the corresponding class of the Acquiring Fund as shown in the table below:

Target Fund	Acquiring Fund
Mar Vista Strategic Growth Fund	Harbor Strategic Growth Fund

—Institutional Shares	—Institutional Class

The Meeting will be held at the offices of the Target Fund’s administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central Time on February 24, 2017. The Board of Trustees of the MDP Trust (“MDP Board” or “MDP Trustees”) is soliciting these proxies on behalf of the Target Fund. The MDP Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to shareholders on or about January 18, 2017.

The Target Fund and the Acquiring Fund are both series of registered, open-end management investment companies (mutual funds). If the Target Fund’s shareholders vote to approve the Plan, shareholders of the Target Fund will receive Acquiring Fund shares having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. The Target Fund will then be terminated as a series of the MDP Trust.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting on the Plan with respect to the Target Fund and investing in the Acquiring Fund.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

1.	The prospectus of the MDP Trust on behalf of the Mar Vista Strategic Growth Fund, dated November 1, 2016, as supplemented and amended to date (File No. 811-21897; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000894189-16-012634) (the “Target Fund Prospectus”); and

2.	A statement of additional information (“SAI”) dated January 18, 2017 relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 1-844-737-MVIP (6847) or by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

You may obtain copies of the Target Fund Prospectus, related SAI, or annual or semi-annual reports of the Target Fund without charge by contacting the Fund at 1-844-737-MVIP (6847); by visiting http://www.mvipfunds.com or on the EDGAR Database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Fund is a newly organized shell series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Plan for the purpose of acquiring the assets and liabilities of the Target Fund and will not commence operations until the date of the Reorganization. The Acquiring Fund does not have any annual or semi-annual reports to date.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

Overview	8

On what proposal am I being asked to vote?	8

What is the anticipated timing of the Reorganization?	8

Why is the Reorganization being proposed?	9

Will the portfolio management of the Target Fund change?	9

Who will bear the expenses associated with the Reorganization?	9

What are the federal income tax consequences of the Reorganization?	9

Has the Board of the Target Fund approved the proposed Reorganization?	10

How will the number of shares of the Acquiring Fund that I will receive be determined?	10

How do the fees of the Acquiring Fund compare to those of the Target Fund?	10

Will I have to pay any redemption fees in connection with the Reorganization?	10

How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?	11

Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?	11

Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?	11

Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?	11

How many votes am I entitled to cast?	11

How do I vote my shares?	11

What are the quorum and approval requirements for the Reorganization?	11

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	12

What happens if the Reorganization is not approved by the Target Fund’s shareholders?	12

Comparison of the Target Fund and the Acquiring Fund	12

Comparison of fee tables	12

Comparison of investment objectives, strategies and risks	14

Additional Information about the Acquiring Fund’s Investments	16

Comparison of fundamental and non-fundamental investment policies	17

Comparison of portfolio turnover	18

Comparison of fund performance	18

Comparison of investment advisers and other service providers	18

Comparison of share classes and distribution arrangements	21

Comparison of purchase, redemption and exchange procedures	22

Comparison of dividend and distribution policies and fiscal years	25

Overview

The following is a brief overview of the proposal to be voted upon at the Meeting scheduled for February 24, 2017. Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as the Plan, the Target Fund Prospectus, and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Shareholders should read the entire Proxy Statement/Prospectus carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Fund at 1-844-737-MVIP (6847) (toll-free).

On what proposal am I being asked to vote?

As a Target Fund shareholder, you are being asked to vote on the approval of an Agreement and Plan of Reorganization. The Plan provides for the: (i) acquisition by Harbor Funds, on behalf of the Acquiring Fund, of all of the property, goodwill and other assets of the Target Fund, in exchange solely for Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by Harbor Funds, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected in the Target Fund’s statement of assets and liabilities; (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the MDP Trust as soon as practicable after the distribution (the “Proposal”).

As a result of the Reorganization (if approved by shareholders), each Target Fund shareholder will become a shareholder of the Acquiring Fund and shareholders of the Target Fund will receive shares in the Acquiring Fund having a total dollar value equal to the total dollar value of the Institutional Class shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan.

The Reorganization of the Target Fund into the Acquiring Fund is currently scheduled to take place as of the opening of business on March 6, 2017, or such other date and time as the parties may agree (the “Closing Date”). The Plan contemplates the Reorganization of the Target Fund into the Acquiring Fund as set forth below.

Target Fund	Acquiring Fund
Mar Vista Strategic Growth Fund	Harbor Strategic Growth Fund

—Institutional Shares	—Institutional Class

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. If, instead, you receive Acquiring Fund shares in exchange for your Target Fund shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. See the section entitled “Federal income tax consequences of the Reorganization” below.

The Plan is subject to certain closing conditions and may be terminated at any time by mutual consent of the MDP Trust and Harbor Funds, by Harbor Funds if any condition precedent to its obligations has not been fulfilled or waived by Harbor Funds, or by the MDP Trust if any condition precedent to its obligations has not been fulfilled or waived by the MDP Trust.

For more information regarding shareholder approval of the Reorganization, please refer to the “The proposed Reorganization” and “Voting information” sections below. The Plan is attached hereto as Appendix A to this Proxy Statement/Prospectus. For more information regarding the calculation of the number of Acquiring Fund shares to be issued, please refer to the “How will the number of shares of an Acquiring Fund that I will receive be determined?” section below.

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on February 24, 2017. If all necessary approvals are obtained, the proposed Reorganization will likely take place in the first quarter of 2017, and is currently scheduled to take place upon the opening of business on March 6, 2017.

Why is the Reorganization being proposed?

Mar Vista Investment Partners, LLC (“Mar Vista”), the investment adviser to the Target Fund, believes that the proposed Reorganization is in the best interests of the Target Fund and its shareholders. In light of the limited asset base of the Target Fund, Mar Vista proposed the Reorganization to the MDP Board in order to provide the Target Fund with the opportunity to achieve asset growth through broader distribution networks, which could provide economies of scale benefits to shareholders.

The Target Fund is a substantially similar fund as the Acquiring Fund. The investment objective of the Acquiring Fund is substantially similar to the investment objective of the Target Fund, and the investment strategies and policies of the Acquiring Fund and the Target Fund are also substantially similar. If the Reorganization is approved, Mar Vista will serve as the subadviser to the Acquiring Fund and the portfolio managers of the Target Fund will serve as the portfolio managers of the Acquiring Fund, subject to the supervision and oversight of Harbor Capital Advisors, Inc. (“Harbor Capital”), the investment adviser to the Acquiring Fund, and the Board of Trustees of Harbor Funds (the “Harbor Board”). The proposed Reorganization is not expected to result in a reduction in the level or quality of services shareholders of the Target Fund currently receive. Shareholders will benefit from a tax-free exchange of their Target Fund shares for Acquiring Fund shares (although taxable shareholders may incur taxes with respect to capital gains realized and distributed prior to the Reorganization). The proposed Reorganization has been carefully reviewed and approved by the MDP Board and the Harbor Board. The MDP Trustees recommend that you vote FOR the proposed Reorganization.

Will the portfolio management of the Target Fund change?

No. As stated above, if the Reorganization is approved, Mar Vista will serve as the subadviser to the Acquiring Fund and the same portfolio managers that currently manage the Target Fund will be the portfolio managers of the Acquiring Fund. Harbor Capital will serve as investment adviser to the Acquiring Fund, will oversee the investment of the Acquiring Fund’s assets, and will supervise the daily business affairs of the Acquiring Fund, subject to the supervision of the Harbor Board. Harbor Capital also will evaluate and monitor the performance of Mar Vista. Harbor Funds and Harbor Capital have received an exemptive order from the SEC for a multi-manager structure (the “Manager-of-Managers Order”) that allows Harbor Capital to hire or replace an unaffiliated subadviser, such as Mar Vista, with the approval of the Harbor Board but without the approval of shareholders. The Manager-of-Managers Order also allows Harbor Capital to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Harbor Board but without shareholder approval. Although the Manager-of-Managers Order applies to the Acquiring Fund, neither Harbor Capital nor the Harbor Board has any current intention of replacing or terminating Mar Vista as subadviser to the Acquiring Fund in reliance on the Manager-of-Managers Order.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be borne by Harbor Capital. Neither the Target Fund nor the Acquiring Fund will bear any related costs of the Reorganization (except that certain brokerage and transaction costs may be incurred by the Target Fund). In addition to solicitations through the mail, proxies may be solicited by telephone, internet or personal interview by officers, employees, and agents of the MDP Trust and Harbor Funds, Mar Vista and Harbor Capital and their respective affiliates, or, if necessary, AST Fund Solutions, the Target Fund’s proxy solicitor.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of Acquiring Fund counsel to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Federal income tax consequences of the Reorganization” (although there can be no assurance that the Internal Revenue Service will agree with such opinion). Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of its Reorganization (although taxable shareholders may incur taxes with respect to any capital gains realized and distributed prior to the Reorganization). In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares. Redemption of shares either before or after the Reorganization will generally result in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more detailed information about the tax consequences of the Reorganization, please refer to the “Federal income tax consequences of the Reorganization” section below.

Has the Board of the Target Fund approved the proposed Reorganization?

The MDP Board has approved the Reorganization and the Plan and recommends that you vote to approve the Plan. The MDP Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

As described in more detail below, Mar Vista and the MDP Board have engaged in discussions regarding how to pursue the best interests of the Target Fund and its shareholders. Mar Vista proposed that the MDP Board approve the Reorganization in light of a number of factors, including the current asset size of the Target Fund and similarity in the Target Fund’s and Acquiring Fund’s investment objectives and strategies. For information regarding the specific factors that were considered by the MDP Trustees, please refer to the section below entitled “Board considerations”.

How will the number of shares of the Acquiring Fund that I will receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of the Acquiring Fund shares received by the Target Fund in the Reorganization. The number of shares that the Target Fund’s shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. The Target Fund’s assets will be valued pursuant to the Harbor Funds’ valuation procedures, which are virtually identical to the MDP Trust’s valuation procedures as it relates to the securities held by the Target Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ) will be valued at the NASDAQ Official Closing Price. Accordingly, Mar Vista and Harbor Capital expect that any change in the valuation of the Target Fund’s assets immediately prior to the Closing using the Harbor Funds’ valuation procedures rather than the MDP Trust’s valuation procedures would likely not have a material impact on the Target Fund’s NAV.

How do the fees of the Acquiring Fund compare to those of the Target Fund?

As a result of the proposed Reorganization and after any applicable expense waivers and reimbursements, shareholders of the Target Fund’s Institutional Shares can expect to experience lower expenses as a percentage of average daily net assets as Institutional Class shareholders in the Acquiring Fund after the Reorganization. The investment advisory fee of the Harbor Strategic Growth Fund is lower than the investment advisory fee of the Mar Vista Strategic Growth Fund. Specifically, as discussed further below, Mar Vista and Harbor Capital are entitled to receive an annual investment advisory fee of 0.75% and 0.60% (paid daily as a percentage of average daily net assets) for the Target Fund and Acquiring Fund, respectively. The total expense ratio, without fee waivers and/or expense reimbursements, is expected to be lower for shareholders of the Institutional Class of the Acquiring Fund after the Reorganization as compared to shareholders of Institutional Shares of the Target Fund. In addition, the total expense ratio, after fee waivers and/or expense reimbursements, is expected to be lower for shareholders of the Institutional Class of the Acquiring Fund after the Reorganization as compared to shareholders of Institutional Shares of the Target Fund. Specifically, as discussed further below, Mar Vista has contractually agreed to limit the Target Fund’s total annual fund operating expenses to 0.90% through November 1, 2020, while Harbor Capital will enter into a contract agreeing to limit the Acquiring Fund’s Institutional Class operating expenses to 0.70% through February 28, 2019.

For more details, please see “Comparison of fee tables” and “Comparison of investment advisers and other service providers” below.

Will I have to pay any redemption fees in connection with the Reorganization?

No. You will not have to pay any redemption fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund shares issued to you with respect to the Reorganization will be equal to the aggregate value of the Target Fund shares you own immediately prior to the Reorganization. Please see the sections entitled “Comparison of fee tables,” “Comparison of share classes and distribution arrangements” and “Comparison of purchase, redemption and exchange procedures” below for more information.

How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?

They are similar. For more information concerning the share purchase, redemption and exchange procedures of the Target Fund and the Acquiring Fund, please see the “Comparison of purchase, redemption and exchange procedures” section below.

A re the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?

The investment objective of the Target Fund and the Acquiring Fund are substantially similar, and the investment strategies and policies of the Funds are also substantially similar. For a detailed comparison of each Target and Acquiring Fund’s investment objectives and strategies, see the section below entitled “Comparison of investment objectives, strategies and risks”.

Do the fundamental investment and non-fundamental policies differ between the Target Fund and the Acquiring Fund?

The fundamental investment policies of the Target Fund and the Acquiring Fund are similar to one another, and include investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”). The fundamental investment policies of the Mar Vista Strategic Growth Fund and the Harbor Strategic Growth Fund relating to borrowing, however, have certain differences. The Target Fund does not, and the Acquiring Fund does not expect to, borrow as part of its investment strategy; therefore this difference is not expected to affect the way in which the portfolio of the Acquiring Fund is managed if the Reorganization is approved.

In addition, the Harbor Strategic Growth Fund has two non-fundamental investment restrictions that the Mar Vista Strategic Growth Fund does not, and the Harbor Strategic Growth Fund’s non-fundamental investment restriction with respect to short sales is broader than the same non-fundamental investment restriction for the Mar Vista Strategic Growth Fund. Harbor Capital and Mar Vista believe that these differences will not affect the way in which the Harbor Strategic Growth Fund will be managed as compared to how the Mar Vista Strategic Growth Fund has been managed historically.

For more information about the Funds’ fundamental and non-fundamental investment policies, see the section below entitled “Comparison of fundamental and non-fundamental investment policies.”

Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?

The principal risks of the Target Fund are substantially similar to those of the Acquiring Fund. For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of investment objectives, strategies and risks”.

How many votes am I entitled to cast?

As a shareholder of the Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund on the record date. The record date is January 17, 2017 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Target Fund’s shareholders.

How do I vote my shares?

You can vote your shares in person at the Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the number provided on the Proxy Card included with this Combined Proxy Statement/Prospectus.

What are the quorum and approval requirements for the Reorganization?

Holders of at least 40% of the shares of the Target Fund entitled to vote as of the Record Date, and who are present in person or by proxy at the Meeting, shall constitute a quorum for the purpose of voting on the Proposal with respect to the Target Fund. Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the Proposal or constitute a quorum by the time of the Meeting, the Meeting may be postponed or adjourned from time to time to permit further solicitation of proxy votes. To facilitate the receipt of a sufficient number of votes, we may need to take additional action. AST Fund Solutions, a proxy solicitation firm, or other persons who are affiliated with Mar Vista, Harbor Capital, the MDP Trust, Harbor Funds or their respective affiliates, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed Proxy Statement/Prospectus and the other materials to avoid additional mailings or telephone calls.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

What happens if the Reorganization is not approved by the Target Fund’s shareholders?

If the shareholders of the Target Fund do not approve the Reorganization, the MDF Board will consider other alternatives.

Comparison of the Target Fund and the Acquiring Fund

Comparison of fee tables

The tables below allow a shareholder to compare the sales charges, management fees and expense ratios of the Target Fund with the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization. Annual fund operating expenses are paid by each Fund. They include management fees, administrative costs and distribution and shareholder servicing fees, including pricing and custody services. For the Acquiring Fund, annual fund operating expenses (and related Example Expenses) also are presented on a pro forma combined basis.

The annual fund operating expenses shown in the tables below are based on expenses for the twelve-month period ended September 30, 2016 for the Target Fund. These annual fund operating expenses are unaudited. The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because the Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Mar Vista Strategic Growth Fund—Institutional Shares

Harbor Strategic Growth Fund—Institutional Class

Shareholder fees (fees paid directly from your investment)1

	Mar Vista Strategic Growth Fund (Target Fund)	Harbor Strategic Growth Fund (Acquiring Fund) and Pro Forma combined
	Institutional Shares	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed within 60 days of purchase)	0.75%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Mar Vista Strategic Growth Fund (Target Fund)	Harbor Strategic Growth Fund (Acquiring Fund) and Pro Forma combined
	Institutional Shares	Institutional Class
Management fee[2]	0.75%	0.60%
Distribution and/or service (12b-1) fees	None	None
Other Expenses[3]	0.99	0.74	[6]
Acquired Fund Fees and Expenses[4]	0.01	0.01	[6]
Total annual fund operating expenses	1.75	1.35
Fee waiver/expense reimbursement	(0.84)[5]	(0.64)[7]
Total annual fund operating expenses after fee waiver/expense reimbursement	0.91	0.71

[1]	Details regarding redemption fees can be found in the “Comparison of share classes and distribution arrangements” section of this Proxy Statement/Prospectus.

[2]	Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of investment advisers and other service providers” section of this Proxy Statement/Prospectus.

[3]	The costs incurred in connection with the Reorganization will be borne by Harbor Capital (except that certain brokerage and transaction costs may be incurred by the Target Fund). These Reorganization expenses have not been reflected in the tables above.

[4]	“Acquired Fund” means any investment company in which the Target and Acquiring Funds invest or have invested during the period. The “Total Annual Fund Operating Expenses” will not correlate to the Target Fund’s ratio of expenses to average net assets in the Target Fund’s Financial Highlights, which reflect the operating expenses of the Target Fund and do not include “Acquired Fund Fees and Expenses.”

[5]	Mar Vista has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)) to 0.90%. To the extent the Target Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements may be greater than 0.90%. The waivers and reimbursements will remain in effect through November 1, 2020 unless terminated sooner by mutual agreement of the MDP Board and Mar Vista.

[6]	Based on estimated amounts for the current fiscal year.

[7]	With respect to the Acquiring Fund’s Institutional Class shares, Harbor Funds and Harbor Capital have entered into a written contract limiting operating expenses to 0.70% (exclusive of interest expenses, if any, and Acquired Fund Fees and Expenses) until at least February 28, 2019. Only the Harbor Board may modify or terminate this agreement.

Expense examples

The following Examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund currently and on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Because the Examples are hypothetical and for comparison only, your actual costs may be higher or lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Mar Vista Strategic Growth Fund (Target Fund)
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$93	$290	$604	$1,754

	Harbor Strategic Growth Fund (Acquiring Fund) and Pro Forma combined
	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$73	$298	$613	$1,509

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including, with respect to the Expense Examples, that the current contractual agreements will remain in place through November 1, 2020 for the Target Fund and February 28, 2019 for the Acquiring Fund. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and Harbor Capital. The information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting combined Fund will retain the Acquiring Fund’s expense structure.

Comparison of investment objectives, strategies and risks

The following summarizes the investment objectives, strategies and risks of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s investment objectives, strategies and risks are contained in the Target Fund Prospectus and SAI, which are on file with the SEC. The Target Fund Prospectus is also incorporated herein by reference. The SAI relating to this Proxy Statement/Prospectus also contains additional information regarding the Acquiring Fund’s investment objectives, strategies and risks.

Mar Vista Strategic Growth Fund (Target Fund) and Harbor Strategic Growth Fund (Acquiring Fund)

Investment objective

The Mar Vista Strategic Growth Fund seeks superior long-term growth of capital. The Harbor Strategic Growth Fund seeks long-term growth of capital.

Investment strategy

The investment strategies of the Target Fund and the Acquiring Fund are largely the same, although there are slight differences in how the investment strategies and processes are described as noted below. The Target Fund has a policy to invest in equity securities that are judged by Mar Vista, as investment adviser to the Target Fund, to have strong growth characteristics and that are undervalued in the marketplace. Under normal market conditions, the Target Fund invests primarily (at least 65% of its net assets) in the equity securities of large capitalization companies with a market capitalization at the time of purchase that is consistent with the capitalization ranges of the Russell 1000® Growth Index and S&P 500® Index (“large-cap companies”). The Target Fund may also invest up to 35% of its total assets in the equity securities of companies in other capitalization ranges, including small and mid-capitalization stocks. Mar Vista has historically invested a majority of the Target Fund’s assets in the equity securities of U.S. companies.

The Acquiring Fund has an identical policy to invest in equity securities that are judged by Mar Vista, as investment subadviser to the Acquiring Fund, to have strong growth characteristics and that are undervalued in the marketplace. Under normal market conditions, the Acquiring Fund invests primarily (at least 65% of its net assets) in equity securities, principally common and preferred stocks of U.S. companies. The Acquiring Fund will tend to invest more significantly in equity securities of companies with larger market capitalizations, but may also invest in equity securities of companies with mid and small market capitalizations. Harbor Capital and Mar Vista expect that these minor investment strategy differences will not affect the way in which the Acquiring Fund will be managed as compared to how the Target Fund has been managed historically.

The Target Fund’s description of Mar Vista’s investment process states that Mar Vista seeks to invest in large-cap businesses that it believes can grow excess returns on capital into the future and which Mar Vista believes trade at a discount to the value of the companies. Mar Vista uses a bottom-up stock selection process to identify growth businesses with a sustainable competitive advantage. Mar Vista generally sells a stock when it believes the risk/reward characteristics turn negative, the fundamentals deteriorate, a more attractive investment is identified, or the stock achieves Mar Vista’s estimate of fair value.

The Acquiring Fund’s description of Mar Vista’s investment process is identical except that it does not include the phrase “large-cap” to describe the businesses in which Mar Vista seeks to invest. Harbor Capital and Mar Vista do not expect this minor difference to affect the way in which the Acquiring Fund will be managed as compared to how the Target Fund has been managed historically.

The Target Fund maintains, and the Acquiring Fund will also maintain, a portfolio of approximately 30-50 stocks. However, the actual number of portfolio holdings may vary due to market conditions. In both Funds, holdings are generally spread across a number of industries/sectors but may have a higher percentage in sectors that Mar Vista believes have greater investment opportunities.

Each Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). Each Fund may from time to time invest in foreign securities including American Depositary Receipts (“ADRs”).

Mar Vista will serve as subadviser to the Acquiring Fund, subject to the supervision of Harbor Capital and the Harbor Board. The management process that Mar Vista will utilize to select investments for the Acquiring Fund is the same as the management process that it currently uses to select investments for the Target Fund.

The Target Fund and the Acquiring Fund have the ability, in order to respond to adverse market, economic, political or other conditions, to assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.

Investment risks

The principal risks of investments in the Mar Vista Strategic Growth Fund and the Harbor Strategic Growth Fund are largely the same, although the precise identification and description of those risks may differ, and the Harbor Strategic Growth Fund includes selection risk, large cap risk, and issuer concentration risk in order to conform the risks of this fund with Harbor Funds’ risk disclosure for its other domestic equity funds. Below is a description of the risks of investing in the Target and Acquiring Funds. The discussion below presents the risks as applicable to the Acquiring Fund.

There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.

Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection Risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect.

Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.

Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.

Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

ADR Risk: ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

IPO Risk: An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain.

Limited Number of Holdings Risk: Because the Fund typically invests in approximately 30 to 50 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.

Additional Information about the Acquiring Fund’s Investments

Investment Objectives: Harbor Board may change the Acquiring Fund’s investment objective without shareholder approval.

Equity Securities: Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, security futures, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. Equity investments also may include investments in initial public offerings or secondary offerings.

Derivative Instruments: The Acquiring Fund may, but is not required to, use derivatives for any of the following purposes:

•	To hedge against adverse changes in the market value of securities held by or to be bought for the Acquiring Fund. These changes may be caused by changing stock market prices or currency exchange rates.

•	As a substitute for purchasing or selling securities or foreign currencies.

•	In non-hedging situations, to attempt to profit from anticipated market developments.

In general, a derivative instrument will obligate or entitle the Acquiring Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index, or other asset. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.

Even a small investment in certain types of derivatives can have a big impact on the Acquiring Fund’s portfolio interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase the Acquiring Fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Acquiring Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Acquiring Fund’s portfolio holdings. If the Acquiring Fund invests in a derivative instrument, it seeks to manage its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make the Acquiring Fund’s portfolio less liquid and harder to value, especially in declining markets. In addition, government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Target Fund may, but is not required to, use futures contracts, options on futures, and options on securities and securities indices, as a non-principal investment strategy for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The Target Fund may also enter into other derivative investments such as swaps. Generally, derivative securities are investments that derive their value on the value of an underlying asset, reference rate or index. All derivative investments are subject to a number of risks such as liquidity, operational, counterparty, accounting and tax risks. The use of derivatives is a highly specialized investment activity.

Comparison of fundamental and non-fundamental investment policies

As required by the 1940 Act, each of the MDP Trust and Harbor Funds, on behalf of their respective series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, diversifying investments and investing in commodities, and has also adopted certain non-fundamental investment policies. Fundamental investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. The fundamental and non-fundamental investment policies of the Mar Vista Strategic Growth Fund and the Harbor Strategic Growth Fund are substantially similar.

The fundamental investment policies of the Mar Vista Strategic Growth Fund and the Harbor Strategic Growth Fund relating to borrowing, however, have certain differences as described below. In addition, the Harbor Strategic Growth Fund has two non-fundamental investment restrictions that the Mar Vista Strategic Growth Fund does not, and the Harbor Strategic Growth Fund’s non-fundamental restriction with respect to short sales is broader than the same non-fundamental investment restriction for the Mar Vista Strategic Growth Fund. Harbor Capital and Mar Vista believe that these differences will not affect the way in which the Harbor Strategic Growth Fund will be managed as compared to how the Mar Vista Strategic Growth Fund has been managed historically.

The Mar Vista Strategic Growth Fund may not borrow money, provided that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of a Fund’s assets. The Mar Vista Strategic Growth Fund also has a non-fundamental investment policy that it may not purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

Similarly, the Harbor Strategic Growth Fund has a fundamental investment restriction that the Fund may not borrow money. However, the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), borrow up to an additional 5% of its total assets for temporary purposes, obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and engage in transactions in mortgage dollar rolls which are accounted for as financings. The Harbor Strategic Growth Fund may also borrow money from other mutual funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund. Each of these exceptions is consistent with the requirements of the 1940 Act. Accordingly, the Harbor Strategic Growth Fund has broader ability to borrow than the Mar Vista Strategic Growth Fund. Harbor Capital and Mar Vista do not expect that the Harbor Strategic Growth Fund will borrow money as part of its investment strategy.

The Harbor Strategic Growth Fund has two non-fundamental investment restrictions that the Mar Vista Strategic Growth Fund does not. First, the Harbor Strategic Growth Fund may not invest more than 15% of its net assets in illiquid investments. Second, the Harbor Strategic Growth Fund may not invest in other companies for the purpose of exercising control or management. Although not specifically designated as non-fundamental investment restrictions, the Mar Vista Strategic Growth Fund has historically operated in a manner consistent with each such policy. In addition, the Harbor Strategic Growth Fund has a broader non-fundamental investment restriction regarding short sales. The Mar Vista Strategic Growth Fund has a non-fundamental investment restriction that prohibits short sales (except short sales against the box), while the Harbor Strategic Growth Fund’s non-fundamental investment restriction prohibits short sales unless permitted by the 1940 Act. Harbor Capital and Mar Vista expect that these non-fundamental investment restriction differences will not affect the way in which the Harbor Strategic Growth Fund will be managed as compared to how the Mar Vista Strategic Growth Fund has been managed historically.

Further information about the Target Fund’s fundamental and non-fundamental investment restrictions is contained in the Target Fund’s SAI, which is on file with the SEC. Further information about the Acquiring Fund’s fundamental and non-fundamental investment restrictions is contained in the SAI relating to this Proxy Statement/Prospectus.

Comparison of portfolio turnover

The Mar Vista Strategic Growth Fund’s portfolio turnover for its most recent fiscal year ended June 30, 2016 was 40% of the average value of its portfolio. The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the Target Fund.

Comparison of fund performance

If the Reorganization is approved, the Acquiring Fund will be continuing the performance history of the Target Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of investment advisers and other service providers

Investment advisers

Mar Vista serves as the investment adviser for the Target Fund and will serve as the subadviser of the Acquiring Fund if the Reorganization is approved. Mar Vista, a Delaware limited liability company located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025, is an investment adviser registered with the SEC. As of September 30, 2016, Mar Vista had approximately $2.6 billion in assets under management. Mar Vista is privately owned, with the majority of the common membership interests owned by Silas Myers and Brian Massey.

Harbor Capital, a corporation organized under the laws of Delaware, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606, is the investment adviser to the Acquiring Fund. Harbor Capital employs a “manager-of-managers” approach in selecting and overseeing subadvisers responsible for the day-to-day management of the assets of Harbor Funds. Subject to the approval of the Harbor Board, Harbor Capital establishes, and may modify whenever deemed appropriate, the investment strategies of each Harbor Fund. Harbor Capital also is responsible for overseeing each subadviser and recommending the selection, termination and replacement of subadvisers. Harbor Capital evaluates and allocates each Harbor Fund’s assets to one or more subadvisers. Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is headquartered in Rotterdam, The Netherlands and is active in various areas of investment management. Robeco, in turn, is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). ORIX, which was established in 1964, is a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. Stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges. The combined assets of Harbor Funds and the pension plans managed by Harbor Capital were approximately $73.16 billion as of September 30, 2016.

For their services as investment advisers, Mar Vista and Harbor Capital are entitled to receive the following annual investment advisory fees, paid daily as a percentage of average daily net assets:

Target Fund Annual Advisory Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Advisory Fee (as a % of Average Daily Net Assets)
Mar Vista Strategic Growth Fund	Harbor Strategic Growth Fund
0.75%	0.60%

Portfolio managers

The portfolio managers for the Target Fund will serve as the portfolio managers of the Acquiring Fund if the Reorganization is approved. In addition, two additional portfolio managers will also serve as portfolio managers of the Acquiring Fund as set forth below.

Mar Vista Strategic Growth Fund

•	Brian L. Massey, portfolio manager of the Fund since November 2011

•	Silas A. Myers, portfolio manager of the Fund since November 2011

Harbor Strategic Growth Fund

•	Brian L. Massey, portfolio manager of the Fund beginning with the Reorganization

•	Silas A. Myers, portfolio manager of the Fund beginning with the Reorganization

•	Joshua J. Honeycutt, portfolio manager of the Fund beginning with the Reorganization

•	Jeffrey B. Prestine, portfolio manager of the Fund beginning with the Reorganization

Each portfolio manager’s business experience during the past five years is described below.

PORTFOLIO MANAGERS	PORTFOLIO MANAGER SINCE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Silas A. Myers, CFA	2017	Portfolio Manager; From 2011-2017, Portfolio Manager for the Target Fund; Since 2007, Portfolio Manager and co-founder of Mar Vista.

Brian L. Massey, CFA	2017	Portfolio Manager; From 2011-2017, Portfolio Manager for the Target Fund; Since 2007, Portfolio Manager and co-founder of Mar Vista.

Joshua J. Honeycutt, CFA	2017	Portfolio Manager; Since 2009, Portfolio Manager and Partner of Mar Vista.

Jeffrey B. Prestine	2017	Portfolio Manager; Since 2009, Portfolio Manager and Partner of Mar Vista.

For more information about the management of the Target Fund, please refer to the “Management of the Funds” section of the Target Fund Prospectus, which is incorporated herein by reference and to the “Investment Advisory and Other Services” section of the Target Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. The SAI for the Acquiring Fund attached to this Proxy Statement/Prospectus provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities of the Acquiring Fund. A discussion regarding the basis for the MDP Board’s approval of the investment advisory agreement for the Target Fund may be found in the Target Fund’s June 30, 2015 annual report to shareholders.

Harbor Capital, as investment adviser to the Acquiring Fund, is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for the Fund as set forth in the investment advisory agreement between Harbor Capital and the Acquiring Fund and as set forth in more detail below. A discussion regarding the basis for the Harbor Board’s approval of the investment advisory and investment subadvisory agreements for the Acquiring Fund will be available in Harbor Funds’ semi-annual report to shareholders for the period ended April 30, 2017.

Management Services. Subject to the approval of the Harbor Board, Harbor Capital is responsible for establishing the investment policies, strategies and guidelines for the Acquiring Fund, and for recommending modifications to those policies, strategies and guidelines whenever Harbor Capital deems modifications to be necessary or appropriate. Harbor Capital is also responsible for providing, either through itself or through a subadviser selected, paid and supervised by Harbor Capital, investment research, and advice, and for furnishing continuously an investment program for the Acquiring Fund consistent with the investment objectives and policies of the Acquiring Fund.

Selection and Oversight of Subadvisers. Harbor Capital is responsible for the subadviser(s) it selects to manage the assets of the Acquiring Fund and for recommending to the Harbor Board the hiring, termination and replacement of subadvisers. Harbor Capital is responsible for overseeing Mar Vista and for reporting to the Harbor Board periodically on the Acquiring Fund’s and Mar Vista’s performance. Harbor Capital normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective subadvisers, including through reviews and assessments of (i) the subadviser’s investment process, personnel and investment staff; (ii) the subadviser’s investment research capabilities; (iii) the subadviser’s ownership and organization structures; (iv) the subadviser’s legal, compliance and operational infrastructure; (v) the subadviser’s brokerage practices; (vi) any material changes in the subadviser’s business, operations or staffing; (vii) the performance of the Acquiring Fund and Mar Vista relative to benchmark and peers; (viii) the Acquiring Fund’s portfolio characteristics, and (ix) the composition of the Acquiring Fund’s portfolio.

Legal, Compliance, Financial and Administrative Services. Harbor Capital is responsible for regularly providing various other services on behalf of the Acquiring Fund, including, but not limited to: (i) providing the Acquiring Fund with office space, facilities, equipment and personnel as Harbor Capital deems necessary to provide for the effective administration of the affairs of the Acquiring Fund, including providing from among Harbor Capital’s directors, officers and employees, persons to serve as interested trustee(s), officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Acquiring Fund’s transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Harbor Board, as well as such other materials as the Harbor Board may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Acquiring Fund required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Acquiring Fund’s investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Acquiring Fund in connection with the administration of the affairs of the Acquiring Fund, including the assigning of matters to the Acquiring Fund’s legal counsel on behalf of the Acquiring Fund and supervising the work of such outside counsel; (vii) overseeing the determination and publication of the Acquiring Fund’s net asset value in accordance with the Acquiring Fund’s valuation policies; (viii) preparing and monitoring expense budgets for the Acquiring Fund, and reviewing the appropriateness and arranging for the payment of Acquiring Fund expenses; and (ix) furnishing to the Acquiring Fund such other administrative services as Harbor Capital deems necessary, or the Harbor Board reasonably requests, for the efficient operation of the Acquiring Fund.

Harbor Capital and Harbor Funds have received a Manager-of-Managers Order that allows Harbor Capital to hire or replace a subadviser not affiliated with Harbor Capital, such as Mar Vista, with the approval of the Harbor Board but without the approval of shareholders. In addition, Harbor Capital may enter into new subadvisory agreements and materially modify existing subadvisory agreements with unaffiliated subadvisers, in each case without obtaining shareholder approval. If a new unaffiliated subadviser is hired for the Acquiring Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Acquiring Fund greater flexibility, enabling it to operate more efficiently.

A discussion regarding the basis for the Harbor Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first shareholder report following commencement of operations.

Custodian

U.S. Bank N.A. (“U.S. Bank”), located at 1555 North River Center Drive, Milwaukee, Wisconsin 53202, provides custodian services for the securities and cash of the Target Fund. State Street Bank and Trust Company, located at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, provides custodian services for the securities and cash of the Acquiring Fund.

Administrator

U.S. Bancorp Fund Services, LLC (“USBFS”), an affiliate of U.S. Bank, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Target Fund’s administrator. As administrator, USBFS provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund’s NAV and distributions. Harbor Capital provides various administrative services to the Acquiring Fund, including preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Harbor Board. Harbor Capital will not charge a separate administration fee for these services.

Transfer agent

USBFS serves as the Target Fund’s transfer agent. Harbor Services Group, Inc. (“Shareholder Services”), a wholly-owned subsidiary of Harbor Capital, serves as transfer agent to the Acquiring Fund. The Acquiring Fund pays Shareholder Services transfer agent fees (specified below) on a per-class basis for its services as shareholder servicing agent for the Acquiring Fund. For each class except for the Retirement Class of shares, Shareholder Services uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges that are assessed on a periodic basis (i.e., quarterly) and/or an asset based fee that is determined based upon the value of the assets maintained by the financial intermediary.

Independent registered public accounting firm

BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm that serves as the Target Fund’s independent registered public accounting firm. Ernst & Young LLP, located at 155 North Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm that serves as the Acquiring Fund’s independent registered public accounting firm.

Comparison of share classes and distribution arrangements

Target Fund shareholders will receive shares of the Acquiring Fund’s Institutional Class in connection with the Reorganization as described below. The following section describes the different distribution arrangements and eligibility requirements of the share classes of the Funds.

Distribution of Target Fund and Acquiring Fund shares

Quasar Distributors, LLC, an affiliate of U.S. Bank and USBFS, located at 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, acts as the principal underwriter and distributor of the shares of the Target Fund pursuant to a written agreement. Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606, serves as the principal underwriter and distributor of the shares of the Acquiring Fund pursuant to a written agreement.

Class structure

The Target Fund has a single class of shares (Institutional Shares). The Acquiring Fund will offer multiple share classes. Each such class offers a distinct structure of distribution and service fees, and eligibility requirements, which are designed to address a variety of investment needs. Target Fund shareholders will receive shares of the Acquiring Fund’s Institutional Class in connection with the Reorganization.

The eligibility requirements and distribution and service fees of the Target Fund and Acquiring Fund classes are further described, and the material differences are highlighted, in the following sub-sections.

Eligibility requirements. The Target Fund’s Institutional Shares are sold without any sales charges and are available for purchase with a minimum initial investment of $25,000. Additional information about the eligibility requirements to purchase the Target Fund’s share class is available in its Prospectus, which is incorporated herein by reference.

The Acquiring Fund’s Institutional Class shares will be sold without any sales charges and will be available to individual and institutional investors. The Institutional Class has no 12b-1 fee, a transfer agent fee of up to 0.08% of the Acquiring Fund’s average daily net assets, and a $50,000 minimum investment (this investment minimum will be waived for current shareholders of the Target Fund). The Acquiring Fund will also offer Administrative Class, Investor Class, and Retirement Class shares.

The Acquiring Fund’s Administrative Class shares will be sold without any sales charges and will be available only to employer-sponsored retirement or benefit plans and other non-retirement accounts maintained by financial intermediaries. Employer-sponsored retirement or benefit plans include: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans. The Acquiring Fund’s Administrative Class shares will not be available through personal plans, such as individual retirement accounts (IRAs), SEP IRAs, Simple IRAs or individual 403(b) plans, unless investing through an account maintained by a financial intermediary. The Administrative Class has a 12b-1 fee of up to 0.25% of the Acquiring Fund’s average daily net assets, a transfer agent fee of up to 0.08% of the Acquiring Fund’s average daily net assets, and a $50,000 minimum investment for accounts maintained by financial intermediaries (no minimum investment for employer-sponsored retirement or benefit plans).

The Acquiring Fund’s Investor Class shares will be sold without any sales charges and will be available to individual and institutional investors. The Investor Class has a 12b-1 fee of up to 0.25% of the Acquiring Fund’s average daily net assets, a transfer agent fee of up to 0.20% of the Acquiring Fund’s average daily net assets, and a $2,500 minimum investment for regular accounts and a $1,000 minimum investment for IRA and UTMA/UGMA accounts.

The Acquiring Fund’s Retirement Class shares will be sold without any sales charges and will be available only to employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans. These employer-sponsored retirement or benefit plans must be maintained by Harbor Funds at an omnibus or plan level rather than at the underlying plan participant level to be eligible for the Retirement Class shares. The Acquiring Fund’s Retirement Class shares will not be available through personal plans, such as individual retirement accounts (IRAs), SEP IRAs, Simple IRAs or individual 403(b) plans. The Retirement Class has no 12b-1 fee, a transfer agent fee of up to 0.03% of the Acquiring Fund’s average daily net assets, and no minimum investment. See Appendix C for additional information regarding Harbor Funds’ eligibility requirements.

Distribution plans and service plans. Neither the Target Fund’s Institutional Shares nor the Acquiring Fund’s Institutional Class (shares of which will be issued to Target Fund shareholders in connection with the Reorganization) has adopted a distribution plan under Rule 12b-1 under the 1940 Act.

However, Harbor Funds has adopted a distribution plan for each of the Fund’s Administrative and Investor Classes of shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, the Fund pays distribution and service fees to Harbor Funds Distributors, Inc. (the “Distributor”) for the sale, distribution and servicing of the Administrative and Investor Class shares (up to 0.25% of each of the Administrative and Investor Classes’ average daily net assets). All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies, which maintain accounts in Harbor Funds for their customers. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Acquiring Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information. Because these fees are paid out of the Acquiring Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each plan compensates the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Acquiring Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each Plan.

Amounts payable by the Acquiring Fund under each plan need not be directly related to the expenses actually incurred by the Distributor on behalf of the Acquiring Fund. Each plan does not obligate the Acquiring Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under either plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Acquiring Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

For more information about the distribution of Target Fund shares, please refer to the “Distribution of Fund Shares” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of purchase, redemption and exchange procedures

Purchase procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are similar. The Target Fund and the Acquiring Fund each offer shares through their respective distributor on a continuous basis. Shares of the Target Fund and the Acquiring Fund may be purchased directly through their respective transfer agents and through other authorized financial intermediaries. The purchase price of each share of the Target Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in good order by the Target Fund or Acquiring Fund or their respective agent. Purchases of shares of the Acquiring Fund may be made by mail, telephone or online. Additional information regarding the purchase procedures of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus. Additional information regarding the purchase procedures of the Acquiring Fund is contained in Appendix C.

Investment minimums

The Target Fund and Acquiring Fund have each established minimum investment amounts. The Target Fund’s Institutional Shares have an investment minimum of $25,000. The Acquiring Fund’s Institutional Class has an investment minimum of $50,000. The Acquiring Fund’s other share classes have other investment minimums and eligibility requirements as described above. Minimum investment requirements will not apply to shareholders of the Target Fund who receive Institutional Class Shares of the Acquiring Fund in the Reorganization unless and until a shareholder depletes his/her account to a zero balance at some point in the future. If you purchase shares through an intermediary, different minimum account requirements may apply.

The Acquiring Fund has certain minimum investment exceptions for its Institutional Class shares. These include shareholders who held shares of Harbor Funds on October 31, 2002 and have maintained a balance in a Harbor Funds account; shareholders who received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization; current officers, partners, employees or registered representatives of financial intermediaries which have entered into sales agreements with the Distributor; members of the immediate family living in the same household of any of the persons included in the three categories preceding this item; current trustees and officers of Harbor Funds and members of their immediate family; current partners and employees of legal counsel to Harbor Funds and members of their immediate family; current directors, officers or employees of Harbor Capital and its affiliates and members of their immediate family; current directors, officers, or employees of any subadviser to any Harbor Funds and members of their immediate family; any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; employer-sponsored retirement plan participants that transfer into a separate account with Harbor Funds within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor Funds; individuals that transfer directly into a separate account with Harbor Funds from an omnibus account at Harbor Funds, provided those individuals beneficially owned shares of the same Harbor fund through the omnibus account for a reasonable period of time, as determined by the Distributor, prior to the transfer; certain wrap and other types of fee-based accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor; employer-sponsored retirement plans and omnibus accounts established by financial intermediaries where the investment in each Harbor fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Distributor; participants in an employer-sponsored retirement plan or 403(b) plan or 457 plan if (i) their employer has made special arrangements for the plan to operate as a group with other plans through a single broker, dealer or financial intermediary; and (ii) all participants in the plan purchase shares of a Harbor fund through that single broker, dealer or other financial intermediary; and certain family trust accounts adhering to standards established by the Distributor.

Redemption procedures

The redemption procedures employed by the Target Fund and the Acquiring Fund are similar, with certain minor differences. Shareholders of both the Target Fund and the Acquiring Fund may redeem shares on any business day. Generally, both the Target Fund and the Acquiring Fund forward redemption proceeds within one day, but no later than seven days, with certain limited exceptions. The Target Fund and the Acquiring Fund each make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in kind).

The Target Fund may involuntarily redeem a shareholder’s shares: (a) if the shareholder owns shares of the Fund having an aggregate net asset value of less than a minimum value determined from time to time by the MDP Trustees; (b) to the extent that the shareholder owns shares of the Fund equal to or in excess of a maximum percentage of the outstanding shares of such Fund determined from time to time by the MDP Trustees; or (c) to the extent that such shareholder owns shares equal to or in excess of a maximum percentage, determined from time to time by the MDP Trustees, of the outstanding shares of the MDP Trust. In addition, the MDP Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the MDP Trust was established, including circumstances involving frequent or excessive trading in shares of the Fund. The MDP Declaration of Trust also provides that if an officer or agent of the MDP Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of the Fund, the Trust may require the shareholder to redeem his or her shares.

If due to redemptions, an account invested in the Acquiring Fund falls below the required minimum investment for the class of shares in which it is invested, the Fund may request that the account balance be increased or the account liquidated. If the account balance is not increased within 60 days, the Fund reserves the right to redeem the account in full at the then current NAV. For the Institutional Class $50,000 minimum required investment, the Fund reserves the right to exchange Institutional Class shares at the then current NAV for shares of the Fund’s Investor Class. Shareholders seeking to establish accounts with amounts that are below the $50,000 Institutional Class minimum required investment for the Fund and who are not eligible for an exemption or waiver of this minimum will automatically be invested in the Investor Class shares of the Fund.

Additional information regarding the redemption procedures of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus. Additional information regarding the redemption procedures of the Acquiring Fund is contained in Appendix C.

Redemption fees. The Target Fund charges a 0.75% redemption fee on the amount redeemed of the Fund within 60 days of purchase unless certain exemptions apply. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. This redemption fee will be waived in connection with the redemption of Target Fund shares as part of the Reorganization, but will continue to apply to Target Fund shares that are redeemed prior to the Reorganization because a shareholder does not wish to participate in the Reorganization. Shares of the Acquiring Fund are not subject to redemption fees.

Additional information relating to redemption fees of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectus.

Comparison of exchange privileges

As the Target Fund has only a single class of shares, there is no ability to exchange Institutional Shares for another class of the Fund. In addition, effective from July 1, 2016, the Target Fund has no exchange privileges with any other fund. Shares of the Acquiring Fund may be generally exchanged for shares of the same class of other Harbor Funds, subject to minimum investment requirements, certain limitations, exceptions, and procedures. The Harbor Fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees (including 12b-1 fees) and other features of which shareholders should be aware before making an exchange. Exchanges are treated as a sale of fund shares and a purchase of fund shares for tax purposes.

All orders to exchange shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Funds.

The exchange privilege is not intended as a means for short-term or excessive trading. Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund involved.

Harbor Funds may change or terminate its exchange policy on 60 days’ prior notice.

A shareholder of the Acquiring Fund may mail an exchange request to Harbor Funds’ transfer agent. Indicate the name of the Harbor Fund, the share class, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the name(s) appear on the account registration.

If an Acquiring Fund shareholder’s account has telephone exchange privileges, the shareholder may submit an order to exchange shares via Harbor Funds’ automated telephone service 24 hours a day or by contacting a Harbor Funds’ transfer agent representative during normal business hours. If the order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.

If an Acquiring Fund shareholder’s account has Internet exchange privileges, the shareholder may submit an order to exchange shares via Harbor Funds’ website 24 hours a day. If the order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.

An Acquiring Fund shareholder may exchange Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge the Acquiring Fund shareholder a fee for this service and may have different requirements than Harbor Funds. They also may impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

Harbor Funds’ distributor and transfer agent have contracted with certain intermediaries to accept and forward exchange orders to Harbor Funds on shareholders’ behalf. An exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Frequent or short-term trading policies

Excessive or short-term trading can disrupt the management of a fund, negatively affect a fund’s performance, and increase expenses for all of a fund’s shareholders. Each of the Target and Acquiring Funds has policies and procedures to discourage excessive or short-term trading. The Target Fund and the Acquiring Fund each reserve the right to reject or limit any order to purchase shares when it believes it is in the best interests of such Fund. These policies are intended to be applied uniformly to all of each Fund’s shareholders to the extent practicable. Because omnibus accounts may trade with numerous fund families with differing market timing policies, it can be more difficult for funds to identify and deter excessive trading of their shares through omnibus accounts. The Acquiring Fund will not consider previous transactions in the Target Fund when applying the Acquiring Fund’s short-term trading policies following the Reorganization. A further description of the Target Fund’s policies related to deterring excessive short term trading activity can be found in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus. Additional information regarding the frequent or short-term trading policies of the Acquiring Fund is contained in Appendix C.

Comparison of dividend and distribution policies and fiscal years

Dividend and distribution policies

The Target Fund declares and distributes its net investment income, if any, to shareholders as dividends annually. Any net capital gain realized by the Fund also will be distributed annually. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually and capital gains, if any, also annually. With respect to both the Target Fund and the Acquiring Fund, all income and capital gain distributions are automatically reinvested in shares of the applicable Fund, unless a shareholder elects to receive a payment in cash. Distributions may be taxed as ordinary income or capital gains.

Additional information regarding the dividend and distribution policies of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus. Additional information regarding the dividend and distribution policies of the Acquiring Fund is contained in Appendix C.

Fiscal years

The Target Fund’s fiscal year end is June 30. The Acquiring Fund’s fiscal year end initially will be the last day of June until June 30, 2017 and immediately following June 30, 2017 will change to October 31 in each year. As a result, if the Reorganization is approved, as Acquiring Fund shareholders you will eventually begin to receive the Acquiring Fund’s annual and semi-annual shareholder reports and updated prospectuses at different times during the year than you do now as a shareholder of the Target Fund.

Comparison of business structures, shareholder rights and applicable law

Each of the Acquiring Fund and the Target Fund is a series of a Delaware statutory trust. As a result, there are no material differences between the rights of shareholders under the governing law of the Target Fund and the Acquiring Fund except differences in the organizational instruments of these entities, which are described below. Further information about the Target Fund’s governance structure is contained in the Target Fund’s SAI and further information about the Acquiring Fund’s governance structure is included in the SAI relating to this Proxy Statement/Prospectus. In addition, the governing documents of MDP Trust and Harbor Funds are on file with the SEC.

For the Target Fund, holders of at least 40% of the shares entitled to vote on a matter constitutes a quorum for the purpose of voting, except as otherwise provided by the 1940 Act or other applicable law. For the Acquiring Fund, holders of at least one-third of the outstanding number of shares of the Fund constitutes a quorum for the purpose of voting, except as otherwise provided by the 1940 Act or other applicable law. Other than the quorum requirement, shareholders of the Target Fund and the Acquiring Fund have comparable rights with regard to voting and the adjournment of a shareholder meeting. Please see the sections entitled “Shareholder voting rights” and “Liability of shareholders, trustees and officers; indemnification” for more information on shareholder rights.

Shareholder voting rights

Number of votes; aggregate voting. The governing instruments of both the Target Fund and the Acquiring Fund provide that each shareholder is entitled to one vote for each whole share that they hold, and a fractional vote for each fractional share that they hold. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of Trustees. The governing instruments of both the Target Fund and the Acquiring Fund provide that all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), then only the shareholders of the affected series (or classes) are entitled to vote.

Right to vote. The 1940 Act provides that shareholders of each Target Fund and Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees (under certain circumstances), the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of each Target Fund and Acquiring Fund also have the right to vote on certain matters affecting the Target Fund and Acquiring Fund or a particular share class thereof under their respective governing instruments and applicable state law. Target Fund shareholders have the right to vote (1) for removal of trustees as provided in the Amended and Restated Agreement and Declaration of Trust; (2) with respect to certain mergers, consolidations and sales as provided in the Amended and Restated Agreement and Declaration of Trust; (3) to amend the Amended and Restated Agreement and Declaration of Trust to the extent set forth in the Amended and Restated Declaration of Trust; and (4) on such other matters as the trustees may consider necessary or desirable. Acquiring Fund shareholders have the right to vote (1) for the removal of trustees as provided in the Declaration of Trust; (2) to amend the Declaration of Trust to the extent set forth in the Declaration of Trust; and (3) on such additional matters relating to Harbor Funds as may be required or authorized by law, the Declaration of Trust, or the By-laws or any registration of Harbor Funds with the SEC or any state, or as the Harbor Board may consider desirable.

If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. Except as otherwise provided by the 1940 Act, for the MDP Trust, 40% of the shares entitled to vote on a matter present or represented by proxy constitute a quorum and if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees. Except as otherwise provided by the 1940 Act or other applicable law, for Harbor Funds, one-third of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees.

Liability of shareholders, trustees and officers; indemnification

Liability of shareholders. Consistent with the Delaware Statutory Trust Act, the governing instruments for the Target Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the debts or obligations of a Fund. The governing instrument for Harbor Funds also contains language stating that if any shareholder or former shareholder of a Fund is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder is entitled to be held harmless from and indemnified against all loss and expense arising from such liability. Harbor Funds, on behalf of a Fund, will, upon the request of the shareholder, assume the defense of any claim made against such shareholder and satisfy any judgment thereon.

Liability of trustees and officers. As permitted by the 1940 Act, the governing instruments for the Target and Acquiring Funds provide that no Trustee or officer, employee or agent of either Trust shall be subject to any personal liability in connection with any person contracting with or having any claim against the Trust or a particular Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification. The Agreement and Declaration of Trust of the MDP Trust generally provides that any Trustee and Officer (each, a “MDP Covered Person”) shall be indemnified by the MDP Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such MDP Covered Person’s performance of his or her duties as a Trustee or Officer of the MDP Trust or otherwise relating to any act, omission, or obligation of the MDP Trust, if, as to liability to the MDP Trust or its investors, it is finally adjudicated that the MDP Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the MDP Covered Person’s offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested MDP Trustees, or in a written opinion of independent legal counsel, that such Officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The MDP Trust and Roxbury Capital Management, LLC (“Roxbury”), the previous investment adviser to the Target Fund and another series of the MDP Trust, entered into supplemental liability insurance and indemnification agreements with two former trustees of the MDP Trust’s Board of Trustees pursuant to which, among other provisions, the MDP Trust and Roxbury agreed that (a) all rights of indemnification existing in favor of the trustees of the MDP Board under the MDP Trust’s Amended and Restated Agreement and Declaration of Trust in effect as of December 10, 2014 shall survive as contractual obligations of Roxbury and the MDP Trust and (b) the MDP Trust shall maintain the levels of trustee liability insurance with the same or better terms and conditions as the insurance policies in force as of December 10, 2014.

The Agreement and Declaration of Trust of Harbor Funds generally provides that any Trustee or an officer, employee or agent of the Trust (each, a “Covered Person”) shall be indemnified by Harbor Funds to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof unless if such Covered Person has been adjudicated by a court or body before which the proceeding was brought to be liable to Harbor Funds or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or not to have acted in good faith in the reasonable belief that his action was in the best interest of Harbor Funds. In the event of settlement, such indemnification will be provided unless there has been a determination by the court or other body approving the settlement, by at least a majority of the Harbor Board who are neither interested persons (as defined in the 1940 Act) of Harbor Funds nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Both the MDP Trust and Harbor Funds may advance expenses incurred in defending any proceedings subject to certain conditions.

Board considerations

The MDP Board considered the proposed Reorganization of the Target Fund into the Acquiring Fund at the request of the Target Fund’s investment adviser, Mar Vista. The MDP Board discussed the Reorganization during its regular meeting on November 14, 2016 at which representatives of Mar Vista participated and provided information to the Board regarding the proposed Reorganization and related transactions. The MDP Board was informed that the Reorganization was being proposed in order to increase distribution opportunities for the Target Fund and to enhance the potential for asset growth. In particular, Mar Vista sought a structure in which the Target Fund could be offered through additional channels and share class offerings. Following discussions with representatives of Harbor Capital, Mar Vista recommended that the Target Fund be restructured as a series of Harbor Funds, a “manager-of-managers” fund family sponsored by Harbor Capital.

After the November meeting, the MDP Board requested additional information from Mar Vista and Harbor Capital and reviewed and considered information provided to them to assist in evaluating the Reorganization. The review included, among other things, information relating to: the terms of the Plan; the Acquiring Fund’s investment objective, strategies and risks; the Acquiring Fund’s fee structure as compared to the Target Fund’s fee structure; the Acquiring Fund’s distribution and marketing plans as described by Harbor Capital; the Acquiring Fund’s investment adviser, subadviser and other service providers; the expected federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the parties who would be responsible for such costs; and the benefits to and recommendations of Mar Vista, among other relevant information.

The MDP Board formally considered the Reorganization at a special meeting held on December 13, 2016. At this meeting, the Trustees who are not “interested persons” of the MDP Trust as that term is defined in the 1940 Act (“MDP Independent Trustees”) met separately with, and were advised by, independent legal counsel in their considerations of the Plan and the Reorganization.

At the December meeting, representatives of Mar Vista and Harbor Capital provided additional information regarding the proposed Reorganization. Harbor Capital provided information about the proposed advisory fee, which is lower than the Target Fund’s current advisory fee, and proposed expense limitation agreement with respect to Institutional Class shares, which is lower than the Target Fund’s current expense limitation. The MDP Board was informed that the Acquiring Fund would be managed by Mar Vista as subadviser, with the same portfolio management team that manages the Target Fund using the same investment approach. Moreover, the Acquiring Fund would have an investment objective and principal investment strategies and limitations that are substantially similar to the investment objective, strategies and limitations of the Target Fund. The presentation also stated that Harbor Capital and Mar Vista would comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser or its affiliated persons to receive any amount or benefit in connection with the transfer of advisory arrangements, subject to the satisfaction of two conditions. First, for a period of at least three years following the Reorganization, at least 75% of the board members of the investment company must not be interested persons of the adviser or predecessor advisor or sub-adviser. Second, for a period of at least two years following the Reorganization, no “unfair burden” may be placed on the investment company.

The Board considered the potential benefits of the Reorganization to Harbor Capital and Mar Vista, including Harbor Capital’s interest in adopting the operating history of the Target Fund, which has a five-year performance track record, and financial benefits, such as the subadvisory fee and amount payable to Mar Vista under the asset purchase agreement. The Board was informed that the Target Fund would not bear any costs of the Reorganization, which costs would generally be borne by Harbor Capital, and that the value of Institutional Class shares of the Acquiring Fund to be received by shareholders of the Target Fund would be calculated at NAV using substantially the same pricing methodology as used by the Target Fund. Thus, the Reorganization would not be dilutive to shareholders.

The Board was informed that the Target Fund’s shareholders would be receiving shares of the Acquiring Fund in the Reorganization, which is intended to qualify as a tax-free “reorganization” under Section 368(a) of the Code and that, as such, no gain or loss will be recognized by the Target Fund, its shareholders, or the Acquiring Fund.

The MDP Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Plan. Rather, the determinations were made on the basis of each MDP Trustee’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the MDP Board in making their determination:

1.	The terms and conditions of the Plan;

2.	The anticipated effect of the Reorganization on per-share fees and expenses of the Target Fund shareholders;

3.	The size of the Target Fund;

4.	Harbor Capital’s commitment to recommend to the Board of Trustees of the Acquiring Fund that the contractual expense limitation for Institutional Class shares be set at 0.70% until at least February 28, 2019;

5.	The continuity of portfolio management as a result of the Reorganization, with Mar Vista and its portfolio managers continuing to manage the Acquiring Fund as subadviser;

6.	The continuity of the Target Fund’s investment objective, strategies, policies and restrictions following the Reorganization;

7.	The potential benefits to Target Fund shareholders resulting from the Acquiring Fund’s access to the distribution network and capability of Harbor Capital and the additional share classes that would be available, which could result in a larger asset base and potentially reduced operating expenses over the long term;

8.	The additional mutual fund offerings that would be available to Target Fund shareholders through Harbor Funds;

9.	The waiver of investment minimums for shareholders of Institutional Class shares of the Acquiring Fund following the Reorganization;

10.	The U.S. federal tax consequences of the Reorganization, including that the Reorganization is structured as a tax-free reorganization with respect to the Target Fund’s shareholders;

11.	The fact that the Target Fund and the Acquiring Fund will not bear any expenses of the Reorganization;

12.	Harbor Capital’s and Mar Vista’s commitment to comply with Section 15(f) under the 1940 Act with respect to the Acquiring Fund;

13.	Possible alternatives to the Reorganization; and

14.	Potential benefits of the Reorganization to Mar Vista and Harbor Capital.

Based on the foregoing, at its December 13, 2016 meeting, the MDP Board, including a majority of the MDP Independent Trustees, through an exercise of its business judgment, concluded that, when considering the totality of the factors, the Reorganization is in the best interests of the Target Fund and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. Accordingly, the Board determined to approve the Plan and recommended that it be submitted to Target Fund shareholders for approval. The Harbor Board also has determined that (i) participation in the Reorganization is in the best interest of the Acquiring Fund; and (ii) the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the Reorganization.

The proposed Reorganization

Agreement and Plan of Reorganization

If approved by shareholders of the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund is expected to occur upon the opening of business on March 6, 2017, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. The Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that the Target Fund will convey to the Acquiring Fund all of its property, goodwill and other assets and its existing liabilities as reflected in the Target Fund’s statement of assets and liabilities as of the last business day before the Closing Date (the “Valuation Date”). In consideration, the Acquiring Fund will deliver to the Target Fund full and fractional shares of the Institutional Class shares having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its property, assets, goodwill and existing liabilities, the Target Fund will distribute to its shareholders of record, the Institutional Class shares of the Acquiring Fund received by the Target Fund, determined as of immediately after the close of business on the Valuation Date, on a pro rata basis. Subsequently, the Target Fund will be terminated as a series of the MDP Trust.

On the Valuation Date, the Target Fund’s assets will be valued pursuant to Harbor Funds’ valuation procedures, which are virtually identical to the MDP Trust’s valuation procedures as it relates to the securities held by the Target Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ) will be valued at the NASDAQ Official Closing Price. Accordingly, Mar Vista and Harbor Capital expect that any change in the valuation of the Target Fund’s assets immediately prior to the Closing using the Harbor Funds’ valuation procedures rather than the MDP Trust’s valuation procedures would likely not have a material impact on the Target Fund’s NAV.

Until the Valuation Date, shareholders of the Target Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by the Acquiring Fund for the redemption of its shares.

The Plan contains a number of representations and warranties made by the MDP Trust to Harbor Funds related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by Harbor Funds to the MDP Trust. The Plan contains a number of conditions precedent that must occur before either the MDP Trust or Harbor Funds is obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Target Fund approve the Plan; and (2) both the MDP Trust and Harbor Funds receive from Dechert LLP the tax opinion discussed below under “Federal income tax consequences of the Reorganization.”

Under the Plan, the MDP Trust and Harbor Funds may agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the Target Fund, or either the MDP Trust or Harbor Funds may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

Although the Acquiring Fund is assuming only known, existing liabilities of the Target Fund, pursuant to an Asset Purchase Agreement (the “APA”) between Harbor Capital and Mar Vista, Harbor Capital has agreed to indemnify Mar Vista and the

MDP Trust against any pre-closing liabilities that are not assumed by the Acquiring Fund, except to the extent such liabilities arise from the wrongful conduct of Mar Vista or the MDP Trust, respectively. In addition, Mar Vista has agreed to indemnify Harbor Capital, Harbor Funds and the Acquiring Fund for certain losses, including certain losses stemming from the Reorganization, for a limited duration and up to a certain dollar limit. The MDP Trust and the Acquiring Fund are intended third-party beneficiaries of the APA with respect to its indemnification provisions.

Approval of the Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting information” for more information.

If the Reorganization is approved, Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a redemption fee, your redemption proceeds will be reduced by such fee.

Description of the securities to be issued

Shareholders of the Target Fund will receive full and fractional shares of the Institutional Class of the Acquiring Fund in accordance with the procedures provided for in the Plan. The number of shares that a Target Fund’s shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the regular close of business of the NYSE on the Valuation Date. The Target Fund’s assets will be valued pursuant to the Harbor Funds’ valuation procedures, which are virtually identical to the MDP Trust’s valuation procedures as it relates to the securities held by the Target Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ) will be valued at the NASDAQ Official Closing Price. Accordingly, Mar Vista and Harbor Capital expect that any change in the valuation of the Target Fund’s assets immediately prior to the Closing using the Harbor Funds’ valuation procedures rather than the MDP Trust’s valuation procedures would likely not have a material impact on the Target Fund’s NAV. The shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Target Fund	Acquiring Fund
Mar Vista Strategic Growth Fund	Harbor Strategic Growth Fund

—Institutional Shares	—Institutional Class

Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Fund. Neither the MDP Trust nor Harbor Funds holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.

Federal income tax consequences of the Reorganization

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization of the Target Fund into the Acquiring Fund are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization pursuant to Sections 361(a) and (c)(1) and 354(a) of the Code;

•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization pursuant to Section 1032(a) of the Code;

•	the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

•	the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

•	the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund pursuant to Section 358(a)(1) of the Code;

•	the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing) pursuant to Section 1223(1) of the Code; and

•	the Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. As a condition to Closing, Dechert LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Dechert LLP will rely in rendering its opinion. A copy of the opinion will be filed with the SEC following the Reorganization and will then be available for public inspection. See “Where to find additional information about the funds”.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Final dividend or other distributions. Pursuant to the Plan, before the Reorganization is consummated, the Target Fund will declare one or more dividends payable at or near the time of Closing to its shareholders to the extent necessary to avoid entity-level tax or as otherwise deemed desirable. The Target Fund may also declare one or more dividends or other distributions prior to the Closing as the Fund deems necessary or desirable, including in accordance with its current dividend and distribution policy (see “Comparison of the Target Funds and Acquiring Funds—Comparison of dividend and distribution policies and fiscal years” above).

Accordingly, in some cases, the Target Fund’s shareholders could receive dividends or other distributions from the Target Fund earlier as a result of the Reorganization than they otherwise would have had the Reorganization not occurred. These distributions generally will be taxable to the Target Fund’s shareholders. If a shareholder holds shares of the Target Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

Capital loss carryovers. The ability of the Acquiring Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains generally are not expected to be limited as a direct result of the Reorganization.

General. This discussion is only a general summary of certain federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization

Pro forma capitalization

The following tables show the capitalization of the Target Fund and the Acquiring Fund as of November 30, 2016, and on a pro forma combined basis (unaudited) as of November 30, 2016, giving effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on November 30, 2016, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date.

	Mar Vista Strategic Growth Fund (Target Fund)	Harbor Strategic Growth Fund (Acquiring Fund)	Pro Forma adjustments	Pro Forma Harbor Strategic Growth Fund (Acquiring Fund)
Net assets
Institutional Class	$28,371,754.85	$0	$0	$28,371,754.85
Net asset value per share
Institutional Class	$15.56	$0	$0	$15.56
Shares outstanding
Institutional Class	1,823,360.336	0	0	1,823,360.336

The table above assumes that the Reorganization occurred on November 30, 2016. The table is for informational purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Target Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Target Fund’s assets will be valued pursuant to the Harbor Funds’ valuation procedures, which are virtually identical to the MDP Trust’s valuation procedures as it relates to the securities held by the Target Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ) will be valued at the NASDAQ Official Closing Price. Accordingly, Mar Vista and Harbor Capital expect that any change in the valuation of the Target Fund’s assets immediately prior to the Closing using the Harbor Funds’ valuation procedures rather than the MDP Trust’s valuation procedures would likely not have a material impact on the Target Fund’s NAV. Any such potential changes in value are not reflected in the table above.

Additional information about the Funds

Financial highlights

The Target Fund Prospectus contains additional information for the Target Fund, including its financial performance for the past five years under the heading, “Financial Highlights”, which is incorporated by reference herein in reliance upon the report of BBD, LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing, and are available free of charge upon request. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights. Certain sections of the Target Fund’s most recent annual reports and semi-annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

Tax Information

Following the Reorganization, distributions you receive from the Acquiring Fund will be subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn. See Appendix C for additional tax information relating to the Acquiring Fund. See “Taxes” in the Target Fund Prospectus for more information about the tax consequences to shareholders of various transactions in shares of the Target Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Target or Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Voting information

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the MDP Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Target Fund on or about January 18, 2017. Only shareholders of record as of the close of business on the Record Date, January 17, 2017, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote in any one of four ways:

•	By mail, with the enclosed Proxy Card;

•	In person at the Meeting;

•	By telephone; or

•	By Internet.

Instructions for voting by touch-tone telephone

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Call the toll-free number indicated on your Proxy Card.

3.	Enter the 14 digit control number found on the front of your Proxy Card.

4.	Follow the recorded instructions to cast your vote.

Instructions for voting by internet

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Go to the website indicated on your Proxy Card.

3.	Enter the 14 digit control number found on the front of your Proxy Card.

4.	Follow the instructions to cast your vote.

We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed Proxy Card. Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the MDP Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of votes

In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the Trustees of the Target Fund and Acquiring Fund, officers of MDP Trust or Harbor Funds, personnel of the Target Fund’s administrator or distributor, and personnel of the Target Fund’s transfer agent, or broker-dealer firms.

AST Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $6,800. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The MDP Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the Proposal described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus or attend the Meeting in person.

The Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of Mar Vista or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, electronically, or personally.

Quorum and voting requirements

Holders of 40% of the shares of the Target Fund entitled to vote in a matter as of the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Proposal. Approval of the Proposal requires the affirmative vote of a 1940 Act Majority.

Effect of abstention and broker “non-votes”

The Target Fund expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If the broker-dealer firms do not receive instructions from their customers and beneficial owners and if the broker-dealer does not have discretionary authority to vote such shares, these shares represented by proxy will be considered broker non-votes. Any abstentions or broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Thus, abstentions and “broker non votes” will be counted for purposes of a quorum. They will also be counted as present or represented by a proxy for purposes of calculating the shares present or represented by a proxy, and as shares outstanding, in connection with determining whether the requisite approval vote has been obtained for the Proposal. Therefore, assuming the relevant quorum is present, abstentions and broker non votes will have the effect of a vote against the Proposal.

Adjournment

In the event that a quorum is not present at the Meeting, or if insufficient votes in favor of a Proposal are not received by the time of the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. The Meeting may be adjourned by a majority of the votes properly cast upon the question of adjournment. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion on questions of adjournment or on any other business that may properly come before the Meeting.

Appraisal Rights

Shareholders of the Target Fund do not have appraisal rights in connection with the Proposal. However, if the Reorganization is approved, Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a redemption fee, your redemption proceeds will be reduced by such fee.

Other matters

The MDP Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The MDP Trustees are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Future shareholder proposals

As a general matter, the MDP Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the MDP Trust’s shareholders should send the proposals to Rachel A. Spearo, the Secretary of Manager Directed Portfolios c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Target Fund’s proxy materials.

Inclusion of such proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Target Fund’s proxy statement must notify the MDP Trust or the Target Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the MDP Trust at the address set forth above. If a shareholder fails to give notice to the MDP Trust or the Target Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the MDP Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

If a shareholder wishes to send a communication to the MDP Trustees, such correspondence should be in writing and addressed to the Trustees c/o the Secretary of Manager Directed Portfolios c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The correspondence will be given to the MDP Trustees for review and consideration.

Record date and outstanding shares

Target Fund

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

The following table shows the total number of outstanding shares of the Target Fund as of January 17, 2017:

Target Fund	Number of shares outstanding
Mar Vista Strategic Growth Fund
Institutional Shares Total	1,858,525.589

Control Persons. As of November 30, 2016, Mar Vista and its affiliates held of record less than 25% of the outstanding shares of the Target Fund. As of November 30, 2016, the current officers and Trustees of the MDP Trust in the aggregate beneficially owned less than 1% of the shares of the Target Fund. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. If a control person owns a sufficient number of outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other shareholders.

Principal holders. As of November 30, 2016, the persons who owned of record or beneficially 5% or more of the outstanding shares of the Target Fund are shown below. The percentage of the Acquiring Fund that would be owned by the below named shareholders of the Target Fund upon consummation of the Reorganization is expected to remain substantially the same.

Fund	Name and address*	Percentage of outstanding shares owned	Nature of ownership
Mar Vista Strategic Growth Fund	National Financial Services, LLC 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	41.71%	Record
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	20.22%	Record
	Pension Plan and Trust of Radiology Consultants of Tulsa Inc. U/A DTD 6/17/1974 P.O. Box 4975 Tulsa, OK 74159-0975	14.03%	Record

Acquiring Fund

As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been offered. Thus, as of Proxy Statement/Prospectus, the current officers and Trustees of Harbor Funds in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.

Where to find additional information about the funds

Each of the Acquiring Fund and Target Fund is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Fund files, and the Acquiring Fund will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Acquiring Fund and other registrants that file electronically with the SEC.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance Information” for more information about the performance of the Target Fund; (ii) see “Management of the Funds” for more information about the management of the Target Fund; (iii) see “Shareholder Information” for more information about the purchase, redemption, exchange and pricing of shares information of the Target Fund; (iv) see “Distributions” and “Taxes” for more information about the Target Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance.

For more information with respect to Harbor Funds’ policies that will be applicable to the Acquiring Fund, please refer to Appendix C.

Appendix A

Agreement and Plan of Reorganization

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of December 19, 2016, by and between: (i) Manager Directed Portfolios, a statutory trust organized under the laws of Delaware (“Target Fund Trust”), on behalf of its series, Mar Vista Strategic Growth Fund (the “Target Fund”); and (ii) Harbor Funds, a statutory trust organized under the laws of Delaware (“Acquiring Fund Trust”), on behalf of its series, Harbor Strategic Growth Fund (the “Acquiring Fund”) (collectively, the “Parties” and each a “Party”). Mar Vista Investment Partners, LLC, a Delaware limited liability company (“Target Fund Adviser”), joins this Agreement solely for purposes of paragraphs 3.2, 9.2, 10.1, 10.5, 10.13 and 10.14 and Article VII; and Harbor Capital Advisors, Inc., a Delaware corporation (“Harbor Capital Advisors”), joins this Agreement solely for purposes of paragraphs 9.2, 10.1, 10.5, 10.13 and 10.14 and Article VII. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

A. The Target Fund and the Acquiring Fund are each separate series of separate open-end, registered investment companies of the management type registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

B. The Target Fund and the Acquiring Fund are each authorized to issue shares of beneficial interest, and the Target Fund owns securities that generally have assets of the type and character in which the Acquiring Fund is permitted to invest.

C. The Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have had de minimis assets and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby.

D. The Parties wish to conclude a business combination transaction under the terms set forth in this Agreement in which: (1) all of the Target Fund Assets (as defined below) will be transferred to the Acquiring Fund in exchange solely for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities (as defined below), and immediately thereafter (2) the number of full and fractional Institutional Class shares of the Acquiring Fund determined in paragraph 2.3 received by the Target Fund will be distributed pro rata to holders of the shares of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

E. The Parties intend (1) the Reorganization to be treated as a reorganization described in Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), or a reorganization otherwise described in Section 368(a) of the Code, and the Treasury Regulations promulgated thereunder, and (2) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

F. The Board of Trustees of Target Fund Trust (the “Target Fund Trust Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) (“Independent Trustees”) of Target Fund Trust, has determined with respect to the Target Fund that: (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) the value of the interests of existing shareholders of the Target Fund will not be diluted as a result of its effecting the Reorganization.

G. The Board of Trustees of Acquiring Fund Trust (the “Acquiring Fund Trust Board”), including a majority of Independent Trustees of Acquiring Fund Trust, has determined with respect to the Acquiring Fund that participation in the Reorganization is in the best interests of the Acquiring Fund.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and Target Fund Adviser and Harbor Capital Advisors to the extent indicated above, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 The Reorganization. In accordance with the Target Fund Trust Governing Documents, at the Effective Time (as defined in Section 3.1), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Target Fund shall assign, deliver and otherwise transfer all Target Fund Assets, subject to the Liabilities of the Target Fund, to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Target Fund. In consideration of the foregoing, the Acquiring Fund, at the Effective Time, shall deliver to the Target Fund full and fractional (to the third decimal place) shares of the Acquiring Fund. The aggregate number of shares of the Acquiring Fund shall be determined as set forth in paragraph 2.3. At and after the Effective Time, all of the Fund Assets of the Target Fund shall become and be included in the fund assets of the Acquiring Fund and the Liabilities of the Target Fund shall become and be the liabilities of and shall attach to the Acquiring Fund. At and after the Effective Time, the Liabilities of the Target Fund may be enforced only against the Acquiring Fund to the same extent as if such Liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Target Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that Acquiring Fund Trust or the Acquiring Fund may from time to time be entitled to assert.

1.2 The Target Fund Assets.

(a) At least ten Business Days prior to the Valuation Time, the Target Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Target Fund. Prior to the execution of this Agreement, the Acquiring Fund has provided the Target Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Target Fund with a written notice of any changes thereto until the Valuation Time. The Target Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but, after such date, will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.

(b) At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund Assets. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objective and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Time.

1.3 Assumption of Liabilities. The Target Fund will, to the extent practicable and consistent with its own investment objective and policies, use its best efforts to discharge all of the liabilities of the Target Fund prior to or at the Effective Time. At the Effective Time, the Acquiring Fund will assume the Liabilities of the Target Fund. The Acquiring Fund shall not assume any obligation of the Target Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Target Fund, including the semi-annual reporting period ending on December 31, 2016; provided, however, that if the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the U.S. federal income tax return of the Target Fund (and any corresponding state or local income tax returns) for the taxable year ending June 30, 2017 shall be the responsibility of the Acquiring Fund if the Closing Date (as defined in paragraph 3.1) is on or before June 30, 2017.

1.4 Distribution of Acquiring Fund Shares. Immediately upon receipt, the Target Fund will distribute all the Institutional Class shares of the Acquiring Fund received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1 (the “Acquiring Fund Shares”), pro rata to the record holders of Institutional Shares of the Target Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of the Target Fund, to transfer the Acquiring Fund Shares then credited to the Target Fund’s account on the Books and Records of the Acquiring Fund and to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of the Target Fund and representing the respective pro rata number of the Acquiring Fund Shares due to such record holder. All issued and outstanding shares of the Target Fund will be cancelled promptly by the Target Fund on the Target Fund’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Target Fund in accordance with paragraph 1.1 above. In addition, each record holder of the Target Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Target Fund at or before the Valuation Time.

1.5 Liquidation of the Target Fund. As soon as practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, but in no event later than 12 months after the Closing, the Target Fund shall take, in accordance with Delaware Law, the 1940 Act and the Target Fund Trust Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Target Fund.

1.6 Transfer Taxes. Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of the Target Fund shares on the Target Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

1.7 Performance Survivor. The Target Fund shall be the performance survivor in the Reorganization, with the result that the Acquiring Fund, as the surviving fund in the Reorganization, will adopt the performance history of the Target Fund.

ARTICLE II

VALUATION

2.1 Net Asset Value of the Target Fund. The value of the net assets of the Target Fund shall be the value of the Target Fund Assets, less the Liabilities, computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the Parties.

2.2 Net Asset Value of the Acquiring Fund. The net asset value per each Institutional Class share of the Acquiring Fund shall be equal to the net asset value per Institutional Share of the Target Fund as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the Parties.

2.3 Calculation of Number of Acquiring Fund Shares. The number of Institutional Class shares to be issued (including fractional shares (to the third decimal place), if any) by the Acquiring Fund in exchange for the Target Fund Assets shall be determined by dividing the net value of the assets of the Target Fund attributable to the shares to be transferred by the net asset value per share of the Institutional Class shares of the Acquiring Fund to be exchanged for shares of the Target Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2.

2.4 Determination of Net Asset Value. All computations of net asset value and the value of securities transferred under this Article II shall be made by State Street Bank and Trust Company (“Custodian”), accounting agent and custodian, respectively, for the Acquiring Fund, in accordance with their regular practice and the requirements of the 1940 Act. Such computations shall be evaluated by Target Fund Adviser, in its capacity as investment adviser to the Target Fund, and shall be subject to review by the Funds’ respective accounting agents, transfer agents and independent registered public accounting firms.

2.5 Valuation Time. “Valuation Time” shall mean the close of the NYSE (normally 4:00 PM Eastern Time) on the Business Day preceding the Effective Time.

ARTICLE III

EFFECTIVE TIME AND CLOSING

3.1 Effective Time and Closing. Subject to the terms and conditions set forth herein, the Reorganization shall occur on March 6, 2017, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”), immediately prior to the opening of business (the “Effective Time”). To the extent any Target Fund Assets are, for any reason, not transferred at the Effective Time, the Target Fund shall cause such Target Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization will take place at the offices of Acquiring Fund Trust, 111 South Wacker Drive, 34th Floor, Chicago, Illinois or at such other place as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the “Closing”).

3.2 Transfer and Delivery of Target Fund Assets. The Target Fund shall direct U.S. Bank N.A., as custodian for the Target Fund, to deliver to the Acquiring Fund as of the Closing or as soon as practicable thereafter a certificate of an authorized officer certifying that: (a) U.S. Bank N.A. delivered the Target Fund Assets to the Acquiring Fund; and (b) all necessary taxes in connection with the delivery of such Target Fund Assets, including all applicable non-U.S., U.S. federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. The Parties hereby agree that Target Fund Adviser shall be responsible for any taxes described in clause (b) of this paragraph 3.2.

3.3 Acquiring Fund Share Records. The Acquiring Fund shall cause its transfer agent to deliver to an officer of Target Fund Trust as of the Closing a confirmation evidencing that: (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Target Fund on the Books and Records of the Target Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) it has instructed the Acquiring Fund’s transfer agent to credit the appropriate number of Acquiring Fund Shares the accounts of record holders of the Target Fund shares on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.

3.4 Postponement of Closing Date. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Target Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be mutually agreed in writing by an authorized officer of each Party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Target Fund Trust. Target Fund Trust, on behalf of the Target Fund, hereby represents and warrants to Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) Target Fund Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets. The Target Fund has full power under the Target Fund Trust Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns and, subject to approval of shareholders of the Target Fund, carry out this Agreement. The Target Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Target Fund.

(b) The execution, delivery and performance of this Agreement by the Target Fund and the consummation of the transactions contemplated herein has been duly and validly authorized by the Target Fund Trust Board, and the Target Fund Trust Board has approved the Reorganization and has resolved to recommend the Reorganization to the shareholders of the Target Fund and to call a special meeting of shareholders of the Target Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby. Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund Trust Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Target Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Target Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by the Target Fund and assuming due authorization, execution and delivery hereof by Acquiring Fund Trust, is a legal, valid and binding obligation of the Target Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities Laws).

(c) The authorized capital of the Target Fund consists of an unlimited number of shares of beneficial interest with a no par value per share. Each share represents a fractional undivided interest in the Target Fund. The issued and outstanding shares of the Target Fund are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Target Fund any shares of any series or equity interests of the Target Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Target Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Target Fund has no share certificates outstanding.

(d) The Target Fund has no subsidiaries.

(e) Except for consents, approvals, or waivers to be received prior to the Effective Time, including approval by the shareholders of the Target Fund and SEC effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by the Target Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Target Fund Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or the Target Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, (iii) result in a breach or violation by the Target Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(f) (i) Prior to the execution of this Agreement, the Target Fund has delivered to Acquiring Fund Trust true, correct and complete copies of the Target Fund’s audited statements of assets and liabilities of as of June 30, 2016, or a later date if available prior to the date hereof, and the related schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

(ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Target Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(iii) Except as reflected or reserved against in the statement of assets and liabilities included in the Target Fund’s audited financial statements as of June 30, 2016, or in the notes thereto, or as previously disclosed in writing to Acquiring Fund Trust, there are no liabilities against, relating to or affecting the Target Fund or any of its properties and assets, and Target Fund Trust is not aware of any liabilities, claims or assertions that could reasonably be expected to result in a liability against, relating to or affecting the Target Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Target Fund or its properties or assets. In particular, since June 30, 2016, except as disclosed in writing to Acquiring Fund Trust, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

(iv) As of the date hereof, except as previously disclosed to Acquiring Fund Trust in writing, and except as have been corrected as required by applicable Law, and to the best of the Target Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof, which would have a Material Adverse Effect on the Target Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(g) The minute books and other similar records of Target Fund Trust as they relate to the Target Fund contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Target Fund Trust Board and committees of the Target Fund Trust Board, in each case as they relate to the Target Fund. The stock transfer ledgers and other similar records of the Target Fund accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Target Fund.

(h) The Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a series of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(i) Except as disclosed in writing to and accepted by Acquiring Fund Trust, there is no Action or Proceeding pending against the Target Fund or, to the best of the Target Fund’s Knowledge, threatened against, relating to or affecting, the Target Fund.

(j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(k) Target Fund Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Target Fund is a separate series of Target Fund Trust duly designated in accordance with applicable provisions of the Target Fund Trust Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations;

(l)

(i) For each taxable year of the Target Fund (in the case of a taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Target Fund (i) has met (or is expected to meet) the requirements of Subchapter

M of Chapter 1 of the Code for qualification as a regulated investment company (as such term is defined in Section 851(a) of the Code) and(ii) has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income Tax under Section 852 of the Code. For each taxable year of the Target Fund ending on or before the Closing Date, the Target Fund has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code).

(ii) As of the Closing Date, all applicable Tax Returns, dividend reporting forms, and other Tax-related reports of the Target Fund required by applicable Law to have been filed (including any extensions) have been filed and are correct in all material respects, and all material Taxes (whether or not shown as due on any Tax Return) have been paid or provision has been made for the payment thereof.

(iii) There are no audits, examinations, investigations or other Litigations regarding Taxes pending or threatened by any Governmental or Regulatory Body in writing with respect to the Target Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to any taxable years of Target Fund.

(iv) No Governmental or Regulatory Body with which the Target Fund does not file Tax Returns has claimed in writing that the Target Fund is or may be subject to taxation by that Governmental or Regulatory Body, and no Governmental or Regulatory Body with which the Target Fund does not file a particular Tax Return has claimed in writing that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Governmental or Regulatory Body in writing in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period.

(v) The Target Fund does not have, nor has the Target Fund ever had, a permanent establishment in any country other than the United States.

(vi) During the twelve-month period preceding the date hereof, the net asset value of the Target Fund has been determined properly, taking into account all deferred and current Taxes with respect to the Target Fund under applicable Law and generally accepted accounting principles.

(vii) The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(viii) For purposes of the representations and warranties set forth in clause (l), any reference to the Target Fund shall include any Person that was merged with, liquidated into or otherwise a successor to, the Target Fund.

For purposes of this clause (l):

(1) “Tax” or “Taxes” means any and all (a) U.S. federal, state or local and all non-U.S. taxes, duties, fees, assessments or governmental (or quasi-governmental) charges or deficiencies thereof of any kind whatsoever, including income, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs, duties, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, withholding or other taxes, duties, fees, assessments or charges, however denominated, (b) interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental or Regulatory Body in connection with any item described in clause (a), along with any interest applied thereto, and (c) Liability for

Taxes on account of transferee or successor Liability in respect of any items described in clause (a) or (b) payable by reason of Contract (or other agreement), assumption, operation of Law (including Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under state, local or non-U.S. Law)), or otherwise.

(2) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement filed with any Governmental or Regulatory Body relating to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof.

(m) All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to Acquiring Fund Trust in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Target Fund’s registration statement under the 1933 Act is not subject to any “stop order” and the Target Fund is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(n) The current prospectus and statement of additional information of the Target Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Target Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Target Fund currently complies in all material respects with its investment objective, all investment policies, guidelines and restrictions established by the Target Fund.

(o) The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in Acquiring Fund Trust’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Target Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Target Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Target Fund makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto relating to parties other than the Target Fund or Target Fund Trust.

(p) Except as previously disclosed in writing to Acquiring Fund Trust at least fifteen Business Days prior to the Effective Time and accepted by Acquiring Fund Trust, at the Effective Time, the Target Fund will have good and marketable title to the Target Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Target Fund Assets, deliver such Target Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Target Fund Assets consisting of restricted securities).

(q) The Target Fund has no material contracts or other commitments that will be terminated with any liability or penalty to the Target Fund at or prior to the Effective Time.

(r) The Target Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act. Except as disclosed in writing to Acquiring Fund Trust, the Target Fund has complied in all material respects with such policies and procedures for the three years prior to the date hereof.

(s) Except as disclosed in writing to the Acquiring Fund, to the best of the Target Fund’s Knowledge, since June 30, 2016 no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

4.2 Representations and Warranties of Acquiring Fund Trust. Acquiring Fund Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) Acquiring Fund Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund. Acquiring Fund Trust has full power under its Acquiring Fund Trust Governing Documents to conduct its business as it is now being conducted and to carry out this Agreement. Acquiring Fund Trust has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on Acquiring Fund Trust.

(b) The execution, delivery and performance of this Agreement by Acquiring Fund Trust on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Acquiring Fund Trust Board and the Acquiring Fund Trust Board has approved the Reorganization. No other action on the part of Acquiring Fund Trust or the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by Acquiring Fund Trust on behalf of the Acquiring Fund or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by the Target Fund, is a legal, valid and binding obligation of Acquiring Fund Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities Laws).

(c) The Acquiring Fund is a separate series of Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust Governing Documents. The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Each share represents a fractional undivided interest in the Acquiring Fund.

(d) Except for consents, approvals, or waivers to be received prior to the Effective Time, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by Acquiring Fund Trust for itself and on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Acquiring Fund Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund Trust is a party or by which it or the Acquiring Fund is bound, (iii) result in a breach or violation by Acquiring Fund Trust or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(e) Except as disclosed in writing to and accepted by the Target Fund, there is no Action or Proceeding pending against Acquiring Fund Trust or the Acquiring Fund or, to the best of Acquiring Fund Trust’s Knowledge, threatened against, relating to or affecting, Acquiring Fund Trust or the Acquiring Fund.

(f) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Acquiring Fund Trust or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(g) Acquiring Fund Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Acquiring Fund is a separate series of Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.

(h) The Acquiring Fund (i) will take necessary steps to ensure it is treated as an association taxable as a corporation for U.S. federal income tax purposes, (ii) will elect to be taxed as a “regulated investment company” (as such term is defined in Section 851(a) of the Code), intends to qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) intends to be eligible to compute its U.S. federal income tax under section 852 of the Code for the taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date.

(i) The shares of the Acquiring Fund to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(j) The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to Acquiring Fund Trust and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to Acquiring Fund Trust and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that Acquiring Fund Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Target Fund, Target Fund Trust or Target Fund Adviser and furnished by the Target Fund to Acquiring Fund Trust specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(k) Acquiring Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(l) The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(m) The Acquiring Fund was newly formed for the purpose of consummating the Reorganization. As of immediately prior to the Closing, the Acquiring Fund has not held any assets or engaged in any activity or business, other than such as necessary to consummate the Reorganization.

(n) Immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, except as necessary to provided regulatory or other seed capital.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Target Fund and the Acquiring Fund, respectively, only in the ordinary course and in accordance with this Agreement and the current prospectuses and statements of additional information of the Target Fund or the Acquiring Fund, as applicable. It is understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; and (c) the continued good faith performance by the investment adviser, subadvisers, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Target Fund or the Acquiring Fund, as applicable, and applicable Law. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the Parties that the Reorganization will qualify as a reorganization described under Section 368(a)(1)(D) of the Code, or a reorganization otherwise described in Section 368(a) of the Code. None of the Parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the preparation or filing of any tax return or the defense of any dispute, audit, investigation, proceeding or claim concerning taxes) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated herein in paragraph 6.3(d).

5.2 Organization of Acquiring Fund. The Acquiring Fund will not have had any assets (other than assets required to meet the requirements of Section 14(a) of the 1940 Act or other seed capital) or operations at any time prior to the Effective Time. The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity other than such activities as are customary to the organization of a new series prior to its commencement of investment operations.

5.3 Shareholders’ Meeting. Target Fund Trust will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable Law and the Target Fund Trust Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Fund Trust Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.

5.4 Proxy Statement/Prospectus and Registration Statement. The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable. Upon effectiveness of the Registration Statement, the Acquiring Fund with the assistance of Target Fund Adviser will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Target Fund Trust Governing Documents. Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.5 Information. The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, throughout the period prior to the Effective Time, all such documents and other information concerning the Target Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of reasonably requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

5.6 Notice of Material Changes. Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

5.7 Financial Statements. At the Closing, the Target Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Target Fund, together with a schedule of portfolio investments as of and for the period ending at the Valuation Time. These financial statements will present fairly in all material respects the financial position and portfolio investments of the Target Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Target Fund not disclosed in said financial statements. These financial statements shall be certified by the Treasurer of Target Fund Trust as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. The Target Fund also will deliver to the Acquiring Fund at the Effective Time, or as soon as commercially practicable thereafter, (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security to be transferred to the Acquiring Fund, and (ii) a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that shall be carried over by the Acquiring Fund as a result of Code Section 381 and which shall be certified by the Target Fund’s tax return preparer and by an officer of the Target Fund.

5.8 Other Necessary Action. The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

5.9 Books and Records. Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.10 Issued Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement will have been duly authorized at the Effective Time and will be duly and validly issued, fully paid and non-assessable. No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The Acquiring Fund Shares when issued and delivered will be registered under the 1933 Act. Shareholders of the Target Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization and any account minimums of the Acquiring Fund will be waived.

5.11 Liquidation of Target Fund. Target Fund Trust and the Target Fund agree that the liquidation and termination of the Target Fund shall be effected in the manner provided in the Target Fund Trust Governing Documents in accordance with applicable law, and that on and after the Effective Time, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

5.12 Final Tax Returns and IRS Forms 1099 of Target Fund. After the Effective Time, except as otherwise agreed by the parties, the Target Fund shall or shall cause its agents to prepare and distribute any U.S. federal, state or local tax returns, including any IRS Forms 1099, required to be filed by the Target Fund with respect to tax periods ending on or before the Effective Time and shall further cause such tax returns and IRS Forms 1099 to be duly filed with the appropriate Governmental or Regulatory Bodies.

5.13 Final Tax Distribution. The Target Fund will declare one or more distributions payable at or just prior to the time of Closing to its shareholders to the extent necessary to avoid entity-level income or excise tax or as otherwise deemed desirable.

ARTICLE VI

CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Target Fund Trust. The obligation of Target Fund Trust, on behalf of the Target Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Target Fund Trust in writing:

(a) All representations and warranties of Acquiring Fund Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that Acquiring Fund Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b) Acquiring Fund Trust shall have furnished to the Target Fund the opinion of Dechert LLP, counsel to the Acquiring Fund, dated as of the Effective Time, substantially to the effect that:

(i) Acquiring Fund Trust is a business trust, validly existing and in good standing under Delaware Law, and has power under the Acquiring Fund Trust Governing Documents to conduct its business as described in its currently effective registration statement on Form N-1A;

(ii) Acquiring Fund Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii) The Acquiring Fund shares to be issued and delivered by Acquiring Fund Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv) Except as disclosed in writing to the Target Fund, such counsel knows of no material legal proceedings pending or threatened against Acquiring Fund Trust;

(v) This Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery by the Target Fund Trust, constitutes a valid and legally binding obligation of Acquiring Fund Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and to general equity principles;

(vi) The Registration Statement has become effective under the 1933 Act and, to the Knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(vii) The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Acquiring Fund Trust Governing Documents or any material agreement or instrument known to such counsel to which Acquiring Fund Trust is a party or by which any properties belonging to Acquiring Fund Trust may be bound;

(viii) The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by Acquiring Fund Trust or the Acquiring Fund of any terms, conditions, or provisions of any U.S. federal securities Law or Delaware Law; and

(ix) To the Knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law;

In rendering such opinion, Dechert LLP may rely upon certificates of officers of Acquiring Fund Trust and of public officials as to matters of fact.

(c) Acquiring Fund Trust shall have furnished to the Target Fund a certificate of Acquiring Fund Trust, signed by the President or Vice President and Treasurer of Acquiring Fund Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) the representations and warranties of Acquiring Fund Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and Acquiring Fund Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to Acquiring Fund Trust’s Knowledge, threatened in writing.

(d) An officer of Target Fund Trust shall have received the confirmation from the transfer agent for the Acquiring Fund required under paragraph 3.3 of this Agreement.

(e) The Acquiring Fund shall have duly executed and delivered to the Target Fund, on behalf of the Acquiring Fund, such assumptions of Liabilities and other instruments as the Target Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of the Liabilities of the Target Fund by the Acquiring Fund.

6.2 Conditions Precedent to Obligations of Acquiring Fund Trust. The obligation of Acquiring Fund Trust, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund and Target Fund Trust of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Acquiring Fund Trust in writing:

(a) All representations and warranties of Target Fund Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Target Fund and Target Fund Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b) The Target Fund shall have furnished to Acquiring Fund Trust the opinion of Godfrey & Kahn, S.C., counsel to the Target Fund, dated as of the Effective Time, substantially to the effect that:

(i) Target Fund Trust is a statutory trust, validly existing and in good standing under Delaware Law, and has power under the Target Fund Trust Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii) Target Fund Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii) All issued and outstanding shares of the Target Fund as of the Effective Time are duly authorized, validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv) Except as disclosed in writing to Acquiring Fund Trust, such counsel knows of no material legal proceedings pending or threatened against the Target Fund;

(v) This Agreement has been duly authorized, executed and delivered by the Target Fund Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery by Acquiring Fund Trust, constitutes a valid and legally binding obligation of the Target Fund Trust on behalf of the Target Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and to general equity principles;

(vi) The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Target Fund Trust Governing Documents or any material agreement or instrument known to such counsel to which the Target Fund is a party or by which any properties belonging to the Target Fund may be bound;

(vii) The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by the Target Fund of any terms, conditions, or provisions of any U.S. federal securities Law or Delaware Law; and

(viii) To the Knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law.

In rendering such opinion, Godfrey & Kahn, S.C. may rely upon certificates of officers of Target Fund Trust and of public officials as to matters of fact.

(c) The Target Fund shall have furnished to Acquiring Fund Trust the unaudited statements required by paragraph 5.7.

(d) The Target Fund shall have furnished to Acquiring Fund Trust a certificate of the Target Fund, signed by the President or Vice President and Treasurer of the Target Fund Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) the representations and warranties of the Target Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Target Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii) since the date of the most recent financial statements of the Target Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Target Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(e) The Target Fund shall have duly executed and delivered to Acquiring Fund Trust such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Fund’s custodian and instructions to Acquiring Fund Trust’s transfer agent (“Transfer Documents”) as Acquiring Fund Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Target Fund in and to the respective Fund Assets of the Target Fund. In each case, the Fund Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(f) The Acquiring Fund shall have received, as of the Effective Time or as soon as practicable thereafter: (i) a certificate of an authorized signatory of U.S. Bank N.A., as custodian for the Target Fund, stating that the Fund Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund, stating that the Fund Assets of the Target Fund have been received; and (iii) a certificate of an authorized signatory of the Target Fund confirming that the Target Fund has delivered its records containing the names and addresses of the record holders of the Target Fund shares and the number and percentage (to three decimal places) of ownership of the Target Fund shares owned by each such holder as of the close of business at the Valuation Time.

(g) At the Valuation Time and Effective Time, except as previously disclosed to Acquiring Fund Trust in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Liabilities chargeable to the Target Fund which are required to be reflected in the net asset value per share of the Target Fund in accordance with applicable Law will be reflected in the net asset value per share of the Target Fund.

(h) The Target Fund’s agreements with each of its service contractors set forth on Schedule 6.2(h) shall have terminated at the Effective Time with respect to the Target Fund, and Target Fund is not aware of any claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a) This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund Trust Governing Documents, applicable Delaware Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor Acquiring Fund Trust may waive the conditions set forth in this paragraph 6.3(a).

(b) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(c) A registration statement on Form N-1A registering the continuous public offering of Institutional Class shares of the Acquiring Fund shall have become effective, and no stop order suspending effectiveness of the registration statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(d) Each of the Acquiring Fund and the Target Fund shall have received an opinion of Dechert LLP substantially to the effect that, for U.S. federal income tax purposes:

(i) The transfer by the Target Fund of all the Target Fund Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

(ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund.

(iii) No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the shareholders of the Target Fund solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(v) The aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each shareholder of the Target Fund will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the Effective Time of the Reorganization.

(vi) The tax basis of the Target Fund Assets transferred to the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Effective Time of the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

(vii) The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 6.3(d).

(e) At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against the Target Fund or Acquiring Fund Trust or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VII

EXPENSES

7.1 Harbor Capital Advisors (or any Affiliate thereof) will bear and pay all reasonable fees and expenses associated with the Reorganization without regard to whether the Reorganization is consummated. Reorganization expenses otherwise include, without limitation, costs and expenses associated with the preparation and filing of the N-14; costs and expenses in connection with Special Board meetings; printing, mailing, tabulation and solicitation costs in connection with obtaining shareholder approval of the Reorganization; custodial and transfer agent conversion fees; audit fees, if any; the reasonable legal fees and expenses of the Target Fund and the Target Fund

Trust in connection with the Reorganization; and the reasonable legal fees and expenses of Target Fund Adviser’s outside counsel to prepare the opinion of counsel required by the APA (as defined below), but no other fees, expenses or costs of any outside counsel of Target Fund Adviser.

7.2 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company under the Code.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1 Amendments. This Agreement may be amended, modified or supplemented only in writing by the Parties, whether before or after the meeting of shareholders of the Target Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Target Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would adversely affect the rights of such shareholders without their further shareholder approval. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Closing Date.

8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a) by the mutual written consent of the Parties;

(b) by the Target Fund (i) following a breach by Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that Acquiring Fund shall have been given a period of 10 Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon Acquiring Fund Trust or the Acquiring Fund;

(c) by Acquiring Fund (i) following a breach by the Target Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Target Fund shall have been given a period of 10 Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Target Fund;

(d) by either the Acquiring Fund or Target Fund by written notice to the other following a determination by the terminating Party’s Board of Trustees that the consummation of the Reorganization is not in the best interest of its shareholders; or

(e) by either the Acquiring Fund or Target Fund if the Effective Time does not occur on or prior to May 1, 2017.

If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1 Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

9.2 Confidentiality. (a) The Parties, Harbor Capital Advisors and Target Fund Adviser (for purposes of this paragraph 9.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Parties, Harbor Capital Advisors and Target Fund Adviser agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE X

MISCELLANEOUS

10.1 Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof), a separate Confidentiality Agreement and Non-Disclosure Agreement among Target Fund Trust on behalf of Target Fund, Harbor Funds, Harbor Capital Advisors, and U.S. Bancorp Fund Services, LLC dated November 7, 2016 (the “NDA”), and a separate Asset Purchase Agreement between Harbor Capital Advisors and Target Fund Adviser dated December 19, 2016 (the “APA”) constitute the entire agreement of the Parties, Harbor Capital Advisors and Target Fund Advisor with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties, Harbor Capital Advisors and Target Fund Advisor (except the NDA and APA) and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party (or by an authorized executive officer of Harbor Capital Advisors or Target Fund Adviser solely for purposes of this paragraph and paragraphs 9.2, 10.5, 10.13 and 10.14 and Article VII) against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to Target Fund Trust:

Manager Directed Portfolios

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Attention: Rachel Spearo, Esq.

With a copy (which shall not constitute notice) to:

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Attention: Ellen Drought, Esq.

If to Acquiring Fund Trust:

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

Attention: Legal Department

With a copy (which shall not constitute notice) to:

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

Attention: Christopher P. Harvey, Esq.

10.3 Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a) and 6.3(d), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5 Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.11, 5.12, 5.13, 8.2, 9.2 and Articles VII and X shall survive the consummation of the transactions contemplated hereunder.

10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to its principles of conflicts of laws; provided, that, in the case of a conflict between those laws and the U.S. federal securities laws, the latter shall govern.

10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, the Target Fund shall deliver or cause to be delivered to Acquiring Fund Trust at the Closing, the Books and Records of the Target Fund (regardless of whose possession they are in) or copies thereof.

10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Target Fund).

10.11 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.12 Effect of Facsimile or PDF Signature. A facsimile or PDF signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13 Acquiring Fund Trust Liability. The name “Harbor Funds” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust dated June 25, 2013, and all Persons dealing with Acquiring Fund Trust or the Acquiring Fund must look solely to the property of Acquiring Fund Trust or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Acquiring Fund Trust. No other portfolio of Acquiring Fund Trust shall be liable for any claims against the Acquiring Fund. The Parties, along with Harbor Capital Advisors and Target Fund Adviser, specifically acknowledge and agree that any liability of Acquiring Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of Acquiring Fund Trust shall be liable with respect thereto.

10.14 Target Fund Trust Liability. The name “Manager Directed Portfolios” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust, dated March 20, 2007, as amended through December 2, 2016, and all Persons dealing with the Target Fund or Target Fund Trust must look solely to the property of the Target Fund or Target Fund Trust for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Target Fund Trust. No other portfolio of Target Fund Trust shall be liable for any claims against the Target Fund. The Parties, along with Harbor Capital Advisors and Target Fund Adviser, specifically acknowledge and agree that any liability of Target Fund Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund and that no other portfolio of Target Fund Trust shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Acquiring Fund” has the meaning specified in the preamble.

“Acquiring Fund Trust” has the meaning specified in the preamble.

“Acquiring Fund Trust Board” has the meaning specified in the recitals.

“Acquiring Fund Trust Governing Documents” means the Declaration of Trust and Bylaws of Acquiring Fund Trust.

“Acquiring Fund Shares” has the meaning specified in paragraph 1.4.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.

“Agreement” has the meaning specified in the preamble.

“Books and Records” means a Parties’ accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Target Fund or the Acquiring Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Closing” has the meaning specified in paragraph 3.1.

“Code” has the meaning specified in the recitals.

“Custodian” has the meaning specified in paragraph 2.4.

“Effective Time” has the meaning specified in paragraph 3.1.

“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether U.S. federal, state, county, local or non-U.S., or any agency, authority (including any taxing authority), official or instrumentality of any such government or political subdivision.

“Independent Trustees” has the meaning specified in the recitals.

“Knowledge” means (i) with respect to Target Fund Trust and the Target Fund, the actual knowledge after reasonable inquiry of Target Fund Trust’s trustees or officers and Target Fund Adviser in its capacity as adviser to the Target Fund; and (ii) with respect to Acquiring Fund Trust and the Acquiring Fund, the actual knowledge after reasonable inquiry of Acquiring Fund Trust’s trustees or officers, or Harbor Capital Advisors in its capacity as adviser to Acquiring Fund Trust.

“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

“Liabilities” means all existing liabilities of the Target Fund reflected on the unaudited statement of assets and liabilities of the Target Fund prepared by the Target Fund or its agent as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective Treasurers of Acquiring Fund Trust and Target Fund Trust at the Effective Time. The Acquiring Fund shall assume only those liabilities of the Target Fund reflected in that unaudited statement of assets and liabilities and shall not assume: (i) any liabilities not reflected on the unaudited statement of assets and liabilities, whether absolute or contingent, (ii) any liabilities, costs or charges relating to the expense limitation arrangement between Target Fund Trust, on behalf of the Target Fund, and Target Fund Adviser (including any recoupment by Target Fund Adviser or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed), (iii) any liability for any obligation of the Target Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Target Fund, or (iv) any other liability that the parties agree in writing should be excluded.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of the Target Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of Liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”

“NYSE” means New York Stock Exchange.

“1940 Act” means has the meaning specified in the recitals.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Protected Persons” has the meaning specified in paragraph 9.2.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(o).

“Registration Statement” has the meaning specified in paragraph 4.1(o).

“Reorganization” has the meaning specified in the recitals.

“SEC” means the U.S. Securities and Exchange Commission.

“Target Fund” has the meaning specified in the preamble.

“Target Fund Adviser” has the meaning specified in the preamble.

“Target Fund Assets” means all properties and assets of the Target Fund of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Target Fund may have against any Person) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Target Fund, and any prepaid expenses shown on the Target Fund’s books at the Valuation Time, excluding (a) the estimated costs of extinguishing any liability not assumed by the Acquiring Fund; and (b) the Target Fund’s rights under this Agreement.

“Target Fund Trust” has the meaning specified in the preamble.

“Target Fund Trust Board” has the meaning specified in the recitals.

“Target Fund Trust Governing Documents” means the Declaration of Trust and Bylaws of Target Fund Trust, as amended from time to time.

“Transfer Documents” has the meaning specified in paragraph 6.2(e).

“Valuation Time” has the meaning specified in paragraph 2.5.

IN WITNESS WHEREOF, the Parties, Harbor Capital Advisors and Target Fund Adviser have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

MANAGER DIRECTED PORTFOLIOS, on behalf of its series MAR VISTA STRATEGIC GROWTH FUND

By:

Name:

Title:

HARBOR FUNDS, on behalf of its series HARBOR STRATEGIC GROWTH FUND

By:

Name:

Title:

MAR VISTA INVESTMENT PARTNERS, LLC

By:

Name:

Title:

Solely for purposes of Article VII and

Paragraphs 3.2, 9.2, 10.1, 10.5, 10.13 and 10.14

HARBOR CAPITAL ADVISORS, INC.

By:

Name:

Title:

Solely for purposes of Article VII and

Paragraphs 9.2, 10.1, 10.5, 10.13 and 10.14

SCHEDULE 6.2(h)

TARGET FUND CONTRACTS WITH SERVICE CONTRACTORS TO BE TERMINATED AS OF THE EFFECTIVE TIME:

1)	Investment Advisory Agreement dated April 9, 2015 between Manager Directed Portfolios (f/k/a “The Roxbury Funds”), on behalf of the Mar Vista Strategic Growth Fund and Mar Vista Investment Partners, LLC

2)	Expense Limitation Agreement dated January 20, 2015 between Manager Directed Portfolios (f/k/a “The Roxbury Funds”), on behalf of the Mar Vista Strategic Growth Fund and Mar Vista Investment Partners, LLC

3)	Fund Accounting Servicing Agreement dated July 1, 2016, as amended, between Manager Directed Portfolios and U.S. Bancorp Fund Services, LLC, as it relates to the Mar Vista Strategic Growth Fund

4)	Fund Administration Servicing Agreement dated July 1, 2016, as amended, between Manager Directed Portfolios and U.S. Bancorp Fund Services, LLC, as it relates to the Mar Vista Strategic Growth Fund

5)	Transfer Agency Servicing Agreement dated July 1, 2016, as amended, between Manager Directed Portfolios and U.S. Bancorp Fund Services, LLC, as it relates to the Mar Vista Strategic Growth Fund

6)	Custody Agreement dated July 1, 2016, as amended, between Manager Directed Portfolios and U.S. Bank, N.A., as it relates to the Mar Vista Strategic Growth Fund

7)	Distribution Agreement dated July 1, 2016 between Manager Directed Portfolios, on behalf of the Mar Vista Strategic Growth Fund, and Quasar Distributors, LLC

8)	Services Agreement dated July 1, 2016, as amended, between Manager Directed Portfolios and Vigilant Compliance, LLC, as it relates to the Mar Vista Strategic Growth Fund

Appendix B—Target Fund’s financial highlights

The Financial Highlights will help you understand the Target Fund’s financial performance for the fiscal periods indicated. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Target Fund, assuming reinvestment of any dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Target Funds’ audited financial statements, is included in the Target Fund’s Annual Report dated June 30, 2016.

Mar Vista Strategic Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended June 30,
	2016	2015	2014	2013	2012*
Net Asset Value—Beginning of Period	$15.39	$15.41	$12.80	$11.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.03	0.04	0.08	0.10	0.08
Net realized and unrealized gain on investments	0.63	1.11	3.35	1.92	0.92

Total from investment operations	0.66	1.15	3.43	2.02	1.00

Less Distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.15)	(0.13)	—
Distributions from net realized gains	(0.50)	(1.11)	(0.67)	(0.09)	—

Total distributions	(0.51)	(1.17)	(0.82)	(0.22)	—

Redemption fees	— [2]	—	— [2]	— [2]	— [2]
Net Asset Value—End of Period	$15.54	$15.39	$15.41	$12.80	$11.00
Total return[3]	4.44%	7.67%	27.71%	18.55%	10.00%[5]
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$25,388	$20,540	$13,678	$8,665	$6,483
Ratios of operating expenses to average net assets:
Before Waivers and Reimbursements	1.74%	2.23%	2.79%	3.99%	4.85%[4]
After Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%[4]
Ratios of net investment income (loss) to average net assets:
Before Waivers and Reimbursements	(0.65)%	(1.15)%	(1.31)%	(2.27)%	(2.83)%[4]
After Waivers and Reimbursements	0.19%	0.18%	0.58%	0.82%	1.12%[4]
Portfolio turnover rate	40%	33%	31%	59%	27%[5]

*	Operations commenced November 1, 2011.
[1]	Calculated using the average shares outstanding method.
[2]	Amount is less than $0.01
[3]	Total return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.
[4]	Annualized
[5]	Not Annualized

Appendix C – Additional Harbor Funds Policies Applicable to the Acquiring Fund

Your Harbor Funds Account

HOW TO PURCHASE SHARES

Harbor Funds will not accept cash, money orders, cashier’s checks, official checks, starter checks, third-party checks, credit card convenience checks, traveler’s checks or checks drawn on banks outside the U.S.

Harbor Funds does not issue share certificates.

All orders to purchase shares received in good order by Harbor Funds or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. All purchase orders are subject to acceptance by Harbor Funds. Checks and funds sent by wire or Automated Clearing House (“ACH”) for direct purchases must be received by Harbor Funds prior to the close of regular trading of the NYSE to receive that day’s share price. See “Through a Financial Intermediary” if you are purchasing through a financial intermediary.

Harbor Funds at all times reserves the right to reject any purchase for any reason without prior notice, including if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund involved. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

Harbor Funds reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take as long as 10 business days.

The Harbor funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.

By Mail	Open a new account	Add to an existing account
First class mail to: Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108 Express or registered mail to: 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302	Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.	Complete the investment slip included with your most recent confirmation or statement.

Make your check payable to: “Harbor Funds.”

Shares purchased by check may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 10 business days after the purchase of such shares to make sure the funds from your account have cleared.

If your check does not clear for any reason, Shareholder Services will cancel your purchase and deduct $25 from your account. You may also be prohibited from future purchases.

Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone	Add to an existing account
Call Harbor Funds at: 800-422-1050 Please make note of your confirmation number when transacting via the telephone.

You may submit orders for the purchase of additional shares via our automated telephone service 24 hours a day or by contacting a Shareholder Services Representative during normal business hours. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.

Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future telephone purchases.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our website.

You must have banking instructions already established on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, call a Shareholder Services Representative at 800-422-1050 to request an Account Services form to add these instructions to your account or you may download the form from our website at harborfunds.com. You may also establish banking instructions online if you are registered for online access.

Your Harbor Funds Account

HOW TO PURCHASE SHARES

By Wire	Open a new account	Add to an existing account
Wire to: State Street Bank and Trust Company Boston, MA ABA#: 0110 0002 8 Acct: DDA #3018-065-7 Supply Fund name, share class, account registration and account number	Send the completed account application to Shareholder Services at the address listed under “By Mail.”	Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.
Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.
Call a Shareholder Services Representative at 800-422-1050 if you are sending a wire of $100,000 or more.

By Internet Visit our website at: harborfunds.com Please make note of your confirmation number when transacting via the Internet.

Add to an existing account

If you have established online access for your account, you may submit an order to purchase shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.

Payment for purchase of shares through the Internet may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future Internet purchases.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.

If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours, use our automated telephone service 24 hours a day or send the purchase request by mail.

You must have banking instructions already established on your account to purchase shares through the online account access system. If banking instructions were not established at the time you opened your account, you may add them to your account via the online account access system or you may download the Account Services form from our website and send it by mail.

Through A Financial Intermediary

You may purchase Acquiring Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than Harbor Funds. They also may impose other charges or restrictions in addition to those applicable to shareholders who invest in the Acquiring Fund directly.

The Distributor and Shareholder Services have contracted with certain intermediaries to accept and forward purchase orders to the Acquiring Fund on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds by the next business day. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional, Administrative and/or Investor Classes of shares of the Acquiring Fund and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional, Administrative and/or Investor Classes of shares of the Acquiring Fund through accounts that are maintained by the financial intermediaries. As a result, these unaffiliated financial intermediaries could be incentivized to recommend shares of Harbor Funds over shares of another mutual fund that either does not compensate the financial intermediary or compensates the intermediary at lower levels. No compensation may be paid by the Distributor, Shareholder Services and/or the Adviser or their affiliates to unaffiliated financial intermediaries for distribution of the Retirement Class of shares of the Acquiring Fund or for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Retirement Class of shares of the Acquiring Fund through accounts that are maintained by the financial intermediaries.

Harbor Funds, the Distributor, and Shareholder Services are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions that are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. Eastern time on the following business day (i.e., on a trade date plus one [T+1] basis).

Your Harbor Funds Account

HOW TO EXCHANGE SHARES

An exchange is a redemption of shares from one Harbor fund and a purchase of shares into another Harbor fund and may be subject to a redemption fee.

Exchanges are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss.

Class-to-class exchanges within the same Fund, however, are generally not taxable.

All orders to exchange shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Funds.

The exchange privilege is not intended as a means for short-term or excessive trading. Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Acquiring Fund involved. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each Fund. You should consider the differences in investment objectives and expenses of a Fund before making an exchange.

Minimum investment requirements will not apply to shareholders of the Target Fund who receive Institutional Class Shares of the Acquiring Fund in the Reorganization unless and until a shareholder depletes his/her account to a zero balance at some point in the future.

Harbor Funds may change or terminate its exchange policy on 60 days’ prior notice.

INSTITUTIONAL CLASS SHAREHOLDERS

This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.

If you are an original shareholder (a shareholder of any Harbor fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor fund.

If you are not an original shareholder, you must meet the minimum initial investment requirements for a Fund.

ADMINISTRATIVE CLASS SHAREHOLDERS

You may exchange your shares of the Administrative Class for Administrative Class shares of any other Harbor fund available through your retirement plan or financial intermediary. In addition, you may exchange your shares of the Administrative Class for shares of either the Institutional or Investor Class of another Harbor fund if such class of shares is available through your retirement plan or financial intermediary.

INVESTOR CLASS SHAREHOLDERS

If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor fund and for Institutional Class shares of any Harbor fund that does not currently offer Investor Class shares. Your exchanges out of any Harbor fund that does not currently offer Investor Class shares into another Harbor fund would be subject to the minimum investment requirements for the Fund and class to be acquired.

RETIREMENT CLASS SHAREHOLDERS

You may exchange your shares of the Retirement Class for Retirement Class shares of any other Harbor fund available through your retirement plan. In addition, you may exchange your shares of the Retirement Class shares for shares of the Institutional, Administrative or Investor Class of another Harbor fund if such class of shares is available through your retirement plan.

By Mail First class mail to: Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108

You may mail an exchange request to Shareholder Services. Indicate the name of the Acquiring Fund, the share class, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the name(s) appear on the account registration.

Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

Express or registered mail to:
111 South Wacker Drive,
34th Floor, Chicago,
Illinois 60606-4302

Your Harbor Funds Account

HOW TO EXCHANGE SHARES

By Telephone Call Harbor Funds at: 800-422-1050 Please make note of your confirmation number when transacting via the telephone.

If your account has telephone exchange privileges, you may submit an order to exchange shares via our automated telephone service 24 hours a day or by contacting a Shareholder Services Representative during normal business hours. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.

If you are unable to access our automated telephone service or reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our website.

By Internet Visit our website at: harborfunds.com Please make note of your confirmation number when transacting via the Internet.

If your account has Internet exchange privileges, you may submit an order to exchange shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.

If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours, use our automated telephone service 24 hours a day or send the exchange request by mail.

Through A Financial Intermediary

You may exchange Acquiring Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than Harbor Funds. They also may impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

The Distributor and Shareholder Services have contracted with certain intermediaries to accept and forward exchange orders to the Funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional, Administrative and/or Investor Classes of shares of the Acquiring Fund and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional, Administrative and/or Investor Classes of shares of the Acquiring Fund through accounts that are maintained by the financial intermediaries. As a result, these unaffiliated financial intermediaries could be incentivized to recommend shares of Harbor Funds over shares of another mutual fund that either does not compensate the financial intermediary or compensates the intermediary at lower levels. No compensation may be paid by the Distributor, Shareholder Services and/or the Adviser or their affiliates to unaffiliated financial intermediaries for distribution of the Retirement Class of shares of the Acquiring Fund or for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Retirement Class of shares of the Acquiring Fund through accounts that are maintained by the financial intermediaries.

Harbor Funds, the Distributor, and Shareholder Services are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions which are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. Eastern time on the following business day (i.e., on a trade date plus one [T+1] basis).

Your Harbor Funds Account

HOW TO SELL SHARES

Redemptions are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

A Medallion signature guarantee may be required. See “Shareholder and Account Policies” for more information.

All orders to sell shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. Each Fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via Automated Clearing House (“ACH”) to the current banking instructions already on file.

If withholding information on IRA redemption requests is not specified, Harbor Funds will withhold the mandatory federal amount (currently 10%) and any applicable state amount.

For information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.” Harbor Funds and Shareholder Services do not pay interest on redemption proceeds.

Redemption proceeds sent by check that are not cashed within 180 days may be reinvested (without interest) in your account in the same Fund from which they were redeemed at the current day’s net asset value (“NAV”). Redemption proceeds that are reinvested are subject to the risk of loss like any Fund investment. Additionally, if redemption checks are not cashed within 180 days, your account options will be changed to have future dividend and capital gains distributions reinvested.

By Mail First class mail to: Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108 Express or registered mail to: 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302

You may mail a written redemption request to Shareholder Services. State the name of the Fund, the class of shares and number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.

Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone Call Harbor Funds at: 800-422-1050 Please make note of your confirmation number when transacting via the telephone.

If your account has telephone redemption privileges, you may submit an order to redeem shares via our automated telephone service 24 hours a day or by contacting a Shareholder Services Representative during normal business hours. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.

Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our website.

Your Harbor Funds Account

HOW TO SELL SHARES

By Internet Visit our website at: harborfunds.com Please make note of your confirmation number when transacting via the Internet.

If your account has Internet redemption privileges, you may submit an order to redeem shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.

Redemptions through the Internet will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.

If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours, use our automated telephone service 24 hours a day or send the redemption request by mail.

Through A Financial Intermediary	You may redeem Acquiring Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

The Distributor and Shareholder Services have contracted with certain intermediaries to accept and forward redemption requests to the Acquiring Fund on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional, Administrative and/or Investor Classes of shares of the Acquiring Fund and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional, Administrative and/or Investor Classes of shares of the Acquiring Fund through accounts that are maintained by the financial intermediaries. As a result, these unaffiliated financial intermediaries could be incentivized to recommend shares of Harbor Funds over shares of another mutual fund that either does not compensate the financial intermediary or compensates the intermediary at lower levels. No compensation may be paid by the Distributor, Shareholder Services and/or the Adviser or their affiliates to unaffiliated financial intermediaries for distribution of the Retirement Class of shares of the Acquiring Fund or for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Retirement Class of shares of the Acquiring Fund through accounts that are maintained by the financial intermediaries.

Harbor Funds, the Distributor, and Shareholder Services are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions which are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. Eastern time on the following business day (i.e., on a trade date plus one [T+1] basis).

Shareholder and Account Policies

Transaction and Account Policies

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Acquiring Fund, to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, unless this information is collected by the broker/dealer or other financial intermediary pursuant to an agreement, the Acquiring Fund must obtain the following information for each person that opens a new account:

•  Name;

•  Date of birth (for individuals);

•  Residential or business street address (although post office boxes may be used as a mailing address); and

•  Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Acquiring Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Acquiring Fund may restrict your ability to purchase additional shares until your identity is verified. The Acquiring Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

RIGHTS RESERVED BY HARBOR FUNDS

Harbor Funds reserves the following rights: (1) to accept initial purchases by telephone, the Internet or mail; (2) to refuse any purchase or exchange order for any reason; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering Acquiring Fund shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchases and any services at any time; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if the Acquiring Fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account which indicates that the identity of the shareholder can no longer be verified.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Acquiring Fund or if required by law.

If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until (and calculate the Acquiring Fund’s NAV as of) the normally scheduled close of regular trading on the NYSE for that day.

IMPORTANT INFORMATION REGARDING STATE ESCHEATMENT LAWS

Mutual fund accounts can be considered abandoned property. States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, Harbor Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Harbor Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in the Acquiring Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the Acquiring Fund for an “inactivity period” as specified in applicable state laws. If the Acquiring Fund is unable to establish contact with an investor, the Acquiring Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

Shareholder and Account Policies

We strongly encourage you to contact us at least once every year, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your Acquiring Fund investments.

•  If you have established online access for your account, log in to your account at harborfunds.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.

• Call one of our Shareholder Services Representatives at 800-422-1050 Monday through Friday from 8:00 am to 6:00 pm Eastern time.

•  Take action on letters received in the mail from Harbor Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

EXCESSIVE TRADING/MARKET-TIMING

Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Harbor Funds are intended for long-term investment purposes only. Harbor Funds has taken reasonable steps to identify and discourage excessive short-term trading.

Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. Certain Funds invest a significant portion of their assets in small cap securities or high-yield bonds. Some of these holdings may not trade every day or may not trade frequently throughout a trading day. As a result, these Funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a Fund’s portfolio securities, as reflected by the Fund’s net asset value on any given day, do not fully reflect the current fair market value of such securities. In the case of Funds that invest primarily in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.

The Board of Trustees has adopted policies and procedures and authorized Harbor Funds to take the following actions to discourage excessive short-term trading activity in the Funds.

You may make up to four round trips in the same Fund in a 12-month period. A “round trip” is a purchase into a Fund followed by a redemption out of the same Fund (including by exchange) or a redemption out of a Fund (including by exchange) followed by a purchase into the same Fund within a 30-day period. When a purchase or redemption transaction is paired with another transaction to make one round trip, neither of those transactions is paired with a third transaction to make a second round trip. For example, if a shareholder purchases shares of a Fund on May 1, redeems those same shares on May 15 and then purchases shares in the same Fund again on June 5, the shareholder would have engaged in one round trip. The purchase on May 1 would be paired with the redemption on May 15 because the transactions occurred within a 30-day period. However, the redemption on May 15 would not be paired with the purchase on June 5 to create a second round trip because the May 15 redemption already constituted part of the earlier round trip. Different restrictions may apply if you invest through an intermediary.

Harbor Funds will limit, for a period of 60 days, future purchases into a Fund by any investor who makes more than four round trips in the same Fund in a 12-month period. Harbor Funds monitors trading activity in all accounts. If Harbor Funds discovers what it believes is excessive trading or market timing activity in any Fund, it may limit future purchases or terminate the exchange privilege on a temporary or permanent basis at any time, including after one round trip. Harbor Funds also may ban a shareholder from opening new accounts or adding to existing accounts in any Harbor fund. Funds at greater risk for frequent trading activity impose a redemption fee on shares redeemed within short periods of time. As described under “Pricing of Fund Shares,” Harbor Funds has also implemented fair value pricing procedures, which may have the effect of reducing market timing activity in some Funds. In addition, the Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Purchases placed (directly or through a financial intermediary) in violation of the Funds’ exchange limits or excessive trading policy may be rejected by a Fund.

The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the Funds; (iii) purchases of shares in retirement accounts with participant

Shareholder and Account Policies

payroll or employer contributions or loan repayments; (iv) transaction requests submitted by mail to Harbor Funds from shareholders who hold their accounts directly with Harbor Funds (transactions submitted by fax or wire are not considered mail transactions); (v) transactions involving the reinvestment of distributions (dividends and capital gains); (vi) transactions initiated through an automatic investment, exchange or withdrawal plan; (vii) transactions pursuant to an automatic rebalancing or asset allocation program established with Harbor; (viii) transactions involving shares transferred from one account to another account in the same Fund and shares converted from one class to another class in the same Fund; (ix) transactions initiated by a plan sponsor; (x) Section 529 College Savings Plans; (xi) Harbor funds that invest in other Harbor funds; (xii) involuntary redemptions of shares to pay Fund or account fees; (xiii) transactions below a dollar amount applicable to all accounts in a Fund that Harbor has determined, in its sole discretion, are not likely to adversely effect the management of the Fund; and (xiv) omnibus accounts maintained by financial intermediaries.

When financial intermediaries establish omnibus accounts with Harbor Funds, Harbor Funds monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds believes are owned directly by the investor. If Harbor Funds detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction information so that Harbor Funds can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds may limit or prohibit additional purchases of Fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds normally monitors trading activity at the omnibus account level, Harbor Funds may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.

In addition, some financial intermediaries may impose their own restrictions on short-term trading that may differ from Harbor Funds’. Harbor Funds may choose to rely on the intermediary’s restrictions on short-term trading in place of its own only if Harbor Funds determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the Funds from excessive short-term trading activity.

The trading history of accounts under common ownership or control within any of the Harbor funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Acquiring Fund’s full portfolio holdings are published quarterly on the 15th day following quarter end on harborfunds.com. In addition, the Acquiring Fund’s top ten portfolio holdings as a percent of its total net assets will be published quarterly on the 10th day following quarter end on harborfunds.com. This information will be available on Harbor Funds’ website for the entire quarter.

Additional information about Harbor Funds’ portfolio holdings disclosure policy is available in the Statement of Additional Information relating to this Proxy Statement/Prospectus.

PRICING OF FUND SHARES

The Acquiring Fund’s share price, called its net asset value, or NAV, per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share for each class of shares outstanding is computed by dividing the net assets of the Acquiring Fund attributable to that class by the number of Acquiring Fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is generally not calculated, and the Acquiring Fund generally does not transact purchase or redemption requests. However, on those days the value of the Acquiring Fund’s assets may be affected to the extent that the Acquiring Fund holds foreign securities that trade on foreign markets that are open.

Shareholder and Account Policies

If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate the Acquiring Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open.

The Acquiring Fund will generally value portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Acquiring Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, market value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair market values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of the Acquiring Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. The Acquiring Fund may also use fair value pricing if the value of some or all of the Acquiring Fund’s securities have been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by the Acquiring Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means the Acquiring Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by the Acquiring Fund may also differ from the prices that the Acquiring Fund could obtain for those securities if the Acquiring Fund were to sell those securities at the time the Acquiring Fund determines its NAV.

Current day share prices are normally available after 7:00 p.m. Eastern time by calling our automated telephone service at 800-422-1050 or visiting harborfunds.com.

PAYING FOR SHARES BY CHECK

If you purchase Acquiring Fund shares by check:

• Make your check payable to: “Harbor Funds.”

• No third-party checks, starter checks, money orders, cashier’s checks, official checks, credit card convenience checks, traveler’s checks or checks drawn on banks outside the U.S. are accepted.

• If your check does not clear for any reason, Shareholder Services will cancel your purchase and deduct $25 from your Harbor Funds account. You also may be prohibited from future purchases.

•  Although you can redeem shares at any time, proceeds may not be made available to you until the Acquiring Fund collects payment for your purchase. This may take up to 10 business days for shares purchased by check, up to 3 business days for shares purchased by ACH or up to 1 business day for shares purchased by wire.

Shareholder and Account Policies

IN-KIND REDEMPTIONS

Harbor Funds agrees to redeem shares of the Acquiring Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Acquiring Fund during any 90-day period for any one shareholder. Harbor Funds reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either totally or partially, by an in-kind redemption of securities (instead of cash) from the applicable Fund. The securities redeemed in-kind would be valued for this purpose by the same method as is used to calculate the Acquiring Fund’s net asset value per share. Redemptions, whether made in cash or in-kind, are taxable transactions for shareholders who are subject to tax. If you receive an in-kind redemption, you should expect to incur transaction costs and may incur additional tax liability upon the disposition of the securities received in the redemption.

ACCOUNTS BELOW SHARE CLASS MINIMUMS

If due to redemptions, your account balance falls below the required minimum investment for the class of shares in which you are invested, Shareholder Services may request that the account balance be increased or the account will be liquidated. If your account balance is not increased within 60 days, Shareholder Services reserves the right to redeem your account in full at the then current NAV. For those Harbor funds with a $50,000 Institutional Class minimum required investment, Shareholder Services reserves the right to exchange your Institutional Class shares at the then current NAV for shares of that Acquiring Fund’s Investor Class.

Minimum investment requirements will not apply to shareholders of the Target Fund who receive Institutional Class Shares of the Acquiring Fund in the Reorganization unless and until a shareholder depletes his/her account to a zero balance at some point in the future.

Shareholders seeking to establish accounts with amounts that are below the $50,000 Institutional Class minimum required investment for the applicable Harbor fund and who are not eligible for an exemption or waiver of this minimum will automatically be invested in the Investor Class shares for that Fund.

STATEMENTS AND REPORTS

You will receive a confirmation statement from Harbor Funds after each transaction affecting your account unless your account is maintained by a financial intermediary. Shareholders participating in an automatic plan, however, will receive only quarterly confirmations for all transactions occurring during the relevant quarter. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact a Shareholder Services Representative regarding any errors or discrepancies.

The Acquiring Fund will produce financial reports, which include a list of the Acquiring Fund’s portfolio holdings semi-annually, and will update its prospectus at least annually.

Unless you instruct Harbor Funds otherwise by contacting a Shareholder Services Representative, the Acquiring Fund will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has a Harbor Funds account. This process is known as “householding.” Please call a Shareholder Services Representative at 800-422-1050 if you would like to receive additional copies of these documents. Individual copies will be sent within 30 days after Shareholder Services receives your instructions. Your consent to householding is considered valid until revoked.

SIGNATURE GUARANTEES

Harbor Funds believes that certain redemption instructions may involve a greater risk of potential fraud. In seeking to ensure that the redemption instructions are genuine, Harbor Funds requires that the shareholder obtain and provide a Medallion signature guarantee to Harbor Funds with the instructions. A Medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers.

A Medallion signature guarantee is required if any of the following is applicable:

• You would like a check made payable to anyone other than the shareholder(s) of record.

• You would like a check mailed to an address that has been changed within 10 business days of the redemption request.

• You would like a check mailed to an address other than the address of record.

• You would like your redemption proceeds sent by wire or ACH to a bank account other than a bank account of record.

Harbor Funds may waive or require a Medallion signature guarantee under certain circumstances at Harbor Funds’ sole discretion.

A Medallion signature guarantee may be refused if any of the following is applicable:

Shareholder and Account Policies

• It does not appear valid or in good form.

• The transaction amount exceeds the surety bond limit of the Medallion guarantee.

• The guarantee stamp has been reported as stolen, missing or counterfeit.

How to Obtain a Medallion Signature Guarantee

A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in a Medallion program will not be accepted. A signature guarantee cannot be provided by a notary public.

If you are a Harbor Funds shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature. In its discretion, Shareholder Services may accept such an authentication in lieu of a Medallion signature guarantee.

Shareholder and Account Policies

You may receive dividend and capital gain distributions in cash or reinvest them. Dividend and capital gain distributions will be reinvested in additional shares of the same Fund unless you elect otherwise.

This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Acquiring Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. The Acquiring Fund declares and pays any dividends from net investment income and capital gains at least annually in December. The Acquiring Fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. The Acquiring Fund expects distributions, if any, to be from capital gains and/or net investment income.

For U.S. federal income tax purposes, distributions of net long-term capital gain are taxable as long-term capital gains, which may be taxable at different rates, depending on their source and other factors, and distributions of net short-term capital gain are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by the Acquiring Fund and certain other conditions, including holding period requirements, are met by the Acquiring Fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate (depending on whether the individual’s income exceeds certain threshold amounts), as discussed in detail in the Statement of Additional Information relating to this Proxy Statement/Prospectus. Dividends and distributions are taxable, whether you receive them in cash or reinvest them in additional Acquiring Fund shares.

Generally, you should avoid investing in the Acquiring Fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of the Acquiring Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Acquiring Fund, whether or not you reinvested the dividends. This is referred to as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Acquiring Fund pays a distribution of $1 per share on December 16, the Fund’s share price will drop to $19 (excluding any market change). You would still have an investment worth only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received — even if you reinvest the distribution in more shares.

When you sell or exchange Acquiring Fund shares, you generally will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. Early each year, the Acquiring Fund will send you information about the Acquiring Fund’s dividends and distributions and any shares you sold during the previous calendar year unless your account is maintained by a financial intermediary.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If you do not provide Harbor Funds with your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 28%, on your dividends and capital gain distributions, redemptions, exchanges and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends or otherwise “withholdable payments” from a Fund, as discussed in detail in the Statement of Additional Information relating to this Proxy Statement/Prospectus.

The Acquiring Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

• Postal or other delivery service is unable to deliver checks to the address of record;

• Dividends and capital gain distributions are not cashed within 180 days; or

• Bank account of record is no longer valid.

Dividends and capital gain distribution checks that are not cashed within 180 days may be reinvested in your account in the same Fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any Acquiring Fund investment.

Harbor Funds and Shareholder Services do not have any obligation, under any circumstances, to pay interest on dividends or capital gain distributions sent to a shareholder.

Shareholder and Account Policies

COST BASIS

Beginning with tax reporting for calendar year 2012, Harbor funds is required to report cost basis information to you and to the IRS on Form 1099-B for shares acquired after January 1, 2012. Shares acquired after January 1, 2012 are called “covered” shares. Shares acquired prior to January 1, 2012 are called “noncovered” shares, and cost basis information for noncovered shares will not be reported to the IRS. Covered and noncovered shares will each have their own cost basis.

Harbor Funds offers average cost basis information to shareholders for noncovered shares, as a courtesy, on the 1099-B form in addition to the required cost basis information for covered shares. The average cost method calculates your gain or loss on shares sold based on the average cost per share. We have been providing average cost information to you for informational purposes on your Form 1099-B for several years.

Under the 2012 regulations, you can select a different cost basis method for the covered shares in your Harbor Funds account. You can do this in one of three ways: (1) log into your Harbor Funds account online and follow the menu steps to select a different cost basis method, (2) download the Cost Basis Election Form and return that form to Harbor Funds by mail or by fax, or (3) contact Harbor Funds at 800-422-1050 to request that a copy of the Cost Basis Election Form be mailed to you for completion and return to Harbor Funds by mail or fax.

If you do not elect a cost basis method, Harbor Funds will use the average cost method for calculating cost basis of your covered shares.

For more information on cost basis and which method is right for you, please contact your tax advisor.

Investor Services

Harbor Funds provides a variety of services to manage your account

If you already have a Harbor Funds account, call a Shareholder Services Representative at 800-422-1050 to request an Account Services form to add these features or you may download the form from our website at harborfunds.com.

ONLINE SERVICES

HARBORFUNDS.COM

Our website provides to you, 24 hours a day, access to your account information, the ability to submit transactions, the option to request forms and applications, and offers additional information on each of the Harbor funds.

In order to submit orders for transactions via the Internet, you must authorize us to transmit account information online and accept online instructions (go to harborfunds.com and follow the instructions accordingly).

When you establish an account, you will automatically be granted Internet transaction privileges, unless you decline them on the application.

Transactions submitted through the Internet are subject to the same minimums and terms as other transactions.

Shareholder Services uses procedures designed to confirm that instructions communicated via the Internet are genuine, including requiring certain identifying information, prior to acting upon instructions and sending written confirmation of Internet transactions. To the extent that Shareholder Services uses reasonable procedures to confirm that instructions received through the Internet are genuine, Harbor Funds, Shareholder Services and the Distributor are not liable for acting on these instructions.

TELEPHONE SERVICES 800-422-1050

Our automated telephone service is normally available 24 hours a day. It provides you the ability to submit transactions, access your account information, request forms and applications, and obtain information on each of the Harbor funds. Retirement Class accounts are not eligible for automated telephone services.

When you establish an account, you will be granted telephone transaction privileges unless you specifically instruct us otherwise in writing.

Telephone transactions are subject to the same minimums and terms as other transactions.

Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by Shareholder Services. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, Harbor Funds, Shareholder Services, or the Distributor will not be liable for acting in accordance with these instructions.

RETIREMENT ACCOUNTS

For information on establishing retirement accounts, please call 800-422-1050 or visit our website at harborfunds.com.

•  Traditional IRA — an individual retirement account. Your contributions may or may not be deductible, depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

• Roth IRA — an individual retirement account. Your contributions are non-deductible. Assets grow tax-free and qualified distributions are also tax-free.

• SEP IRA — an individual retirement account funded by employer contributions. Assets grow tax-free and distributions are taxable as income.

•  Other Retirement Plans — The Acquiring Fund may be used as an investment in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.

Investor Services

Shareholders participating in an automatic investment, exchange or withdrawal plan, or dividend exchange plan will receive only quarterly confirmations of all transactions.

Harbor Funds may amend or terminate the automatic plans without notice to participating shareholders.

Your automatic investment plan, automatic exchange plan, automatic withdrawal plan, or dividend exchange plan may be suspended if postal or other delivery services are unable to deliver the transaction confirmation statements to you at the address of record. In case of a suspended dividend exchange plan, your distributions will be reinvested in the current Fund, and shares represented by such reinvested dividends will not be exchanged.

AUTOMATIC INVESTMENT PLAN

You may direct Harbor Funds to purchase a specific dollar amount of one or more Funds on a scheduled basis through an ACH transaction by providing valid banking instructions on your account application or Automatic Transactions form.

If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future automatic investment plan purchases.

If you already have a Harbor Funds account, call a Shareholder Services Representative at 800-422-1050 to request an Automatic Transactions form, or you may download the form from our website at harborfunds.com. Additionally, you may establish an automatic investment plan through our website by logging in to your account at harborfunds.com.

By using the automatic investment or exchange plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share maybe higher or lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. See “Dividends, Distributions and Taxes” regarding the potential adverse tax consequences of purchasing shares shortly before an anticipated dividend or capital gains distribution.

PAYROLL DEDUCTION PURCHASE ALLOCATIONS

You may direct your employer to automatically deduct a specific dollar amount from your paycheck(s) and allocate to one or more Funds on a scheduled basis by completing the Payroll Deduction form. A payroll deduction must first be implemented by your employer before Harbor Funds can establish the purchase allocations.

AUTOMATIC EXCHANGE PLAN

You may automatically exchange between Harbor funds monthly, every other month, quarterly or annually. The Fund being exchanged out of and the Fund being exchanged into must meet the minimum requirements for the respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.

AUTOMATIC WITHDRAWAL PLAN

You may direct Harbor Funds to withdraw a specific dollar amount on a scheduled basis during the year.

If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore are taxable transactions depending on the type of account, and you may realize a gain or a loss. To understand how such withdrawals will affect you, you should consult your tax adviser.

DIVIDEND EXCHANGE PLAN

You may invest dividends and capital gain distributions from one Fund in shares of another Fund, provided you have opened an account in the other Fund and have satisfied the applicable minimum investment requirements. When dividends and/or capital gain distributions from one Fund are used to purchase shares in another Fund, the shares are purchased on the date the dividends and/or capital gains would have otherwise been paid to you (the “ex-dividend date”) at the share price in effect as of the ex-dividend date. Purchases are credited to your account on the ex-dividend date.

Part B—Statement of Additional Information

January 18, 2017

Manager Directed Portfolios / Mar Vista Strategic Growth Fund

615 East Michigan Street, Third Floor

Milwaukee, Wisconsin 53202

1-844-737-MVIP (6847)

www.mvipfunds.com

Harbor Funds / Harbor Strategic Growth Fund

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

1-800-422-1050

www.harborfunds.com

Relating to the February 24, 2017 Special Meeting of Shareholders of the Mar Vista Strategic Growth Fund (the “Target Fund”), a series of Manager Directed Portfolios (the “MDP Trust”)

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/ Prospectus dated January 18, 2017 (the “Proxy Statement/Prospectus”) relating specifically to the reorganization (the “Reorganization”) of the Mar Vista Strategic Growth Fund (the “Target Fund”) into the Harbor Strategic Growth Fund (the “Acquiring Fund”), a new shell series of Harbor Funds (“Harbor Funds”), and the Special Meeting of Shareholders of the Target Fund that will be held on February 24, 2017. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling 1-844-737-MVIP (6847) or by writing to c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/ Prospectus. The proposed Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

General information

This SAI relates to the acquisition of the assets and liabilities of the Target Fund by the Acquiring Fund, as listed below. Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

Target Fund	Acquiring Fund
Mar Vista Strategic Growth Fund	Harbor Strategic Growth Fund

—Institutional Shares	—Institutional Class

Incorporation of documents by reference into the SAI

Because the Acquiring Fund was newly created for purposes of this transaction, it has not published an annual or semi-annual report to shareholders. This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information dated November 1, 2016 with respect to the Target Fund (previously filed on EDGAR, Accession No. 0000894189-16-012634).

2.	The audited financial statements and related reports of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2016 (previously filed on EDGAR, Accession No. 0000898531-16-001012). No other parts of the Annual Report are incorporated herein by reference.

Pro Forma financial information

Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund.

Pro forma financial information has not been prepared for the reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue the operation of the Target Fund. The Target Fund will be the accounting survivor after the Reorganization.

111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 harborfunds.com

STATEMENT OF ADDITIONAL INFORMATION – January 18, 2017

Harbor Funds (“Harbor” or the “Trust”) is an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and consists of eight domestic equity series, including the Harbor Strategic Growth Fund (the “ Acquiring Fund”), six international and global series, one strategic markets series, five fixed income series, including one money fund and ten target date funds (collectively, the “Funds”). The Acquiring Fund is a diversified portfolio and is discussed in this Statement of Additional Information.

Harbor Strategic Growth Fund

[ ]	Institutional Class
[ ]	Administrative Class
[ ]	Investor Class
[ ]	Retirement Class

The Acquiring Fund is managed by a subadviser (the “Subadviser”) under the supervision of Harbor Capital Advisors, Inc., the Acquiring Fund’s investment adviser (the “Adviser”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated January 18, 2017 (the “Proxy Statement/Prospectus”) relating specifically to the reorganization (the “Reorganization”) of the Mar Vista Strategic Growth Fund (the “Target Fund”) into the Harbor Strategic Growth Fund (the “Acquiring Fund”), a new shell series of Harbor Funds (“Harbor Funds”), and the Special Meeting of Shareholders of the Target Fund that will be held on February 24, 2017. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling 1-844-737-MVIP (6847) or by writing to c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

INVESTMENT POLICIES

Common Stocks

The Acquiring Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks

The Acquiring Fund may invest in preferred stocks. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants and Rights

The Acquiring Fund may invest in warrants and rights. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Convertible Securities

The Acquiring Fund may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.

CONTINGENT CONVERTIBLE INSTRUMENTS

Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

INVESTMENT POLICIES

•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Acquiring Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Partnership Securities

The Acquiring Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Acquiring Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The

INVESTMENT POLICIES

performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The Acquiring Fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Trust-Preferred Securities

The Acquiring Fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on

INVESTMENT POLICIES

interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Acquiring Fund.

Restricted and Illiquid Securities

The Acquiring Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The staff of the Securities and Exchange Commission (the “SEC”) has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Acquiring Fund’s Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by the Acquiring Fund may be treated as liquid under certain circumstances, such as when the Adviser and/or Subadviser has the contractual right to terminate or close out the OTC option on behalf of the Acquiring Fund within seven days. These policies are not fundamental policies of the Acquiring Fund and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

The Acquiring Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the 1933 Act prior to distribution to the general public) including restricted securities eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for the Acquiring Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. A restricted security may be liquid or illiquid depending on whether it satisfies relevant liquidity requirements.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

he Board of Trustees has delegated to the Adviser and Subadviser the daily function of determining and monitoring liquidity of restricted securities in accordance with procedures adopted by the Board. The Board retains sufficient oversight of the process and remains ultimately responsible for the determinations.

Fixed Income Securities

The Acquiring Fund may invest in fixed income securities. Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be

INVESTMENT POLICIES

subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for the Acquiring Fund.

Derivative Instruments

In accordance with its investment policies, the Acquiring Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Acquiring Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Acquiring Fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable the Acquiring Fund to take investment positions that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the Acquiring Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

Derivative securities may include collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts and swap agreements (described below). The principal risks associated with derivative instruments are:

MARKET RISK

The instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.

LEVERAGE AND ASSOCIATED PRICE VOLATILITY

Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that it is not appropriate for a money market fund to incur leverage risk.

COUNTERPARTY CREDIT RISK

The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely

INVESTMENT POLICIES

good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.

LIQUIDITY AND VALUATION RISK

Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors, such as the Acquiring Fund, are not readily marketable and are subject to the Acquiring Fund’s restrictions on illiquid investments.

CORRELATION RISK

There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Acquiring Fund’s portfolio is reviewed and analyzed by the Acquiring Fund’s portfolio manager to assess the risk and reward of each such instrument in relation to the Acquiring Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Acquiring Fund and its shareholders.

Variable and Floating Rate Securities

The Acquiring Fund may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

U.S. Government Securities

The Acquiring Fund may invest in U.S. government securities. Total U.S. public debt as a percentage of gross domestic product has grown since the beginning of the 2008 financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.

INVESTMENT POLICIES

On August 5, 2011 S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility.

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.

In addition to securities issued by GNMA, FNMA, FHLMC and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.

Cash Equivalents

The Acquiring Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Acquiring Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits, that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. The Acquiring Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

INVESTMENT POLICIES

The Acquiring Fund may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.

The Acquiring Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Small to Mid Companies

The Acquiring Fund may invest in equity securities of small to mid-sized companies. Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Acquiring Fund of a smaller company’s securities in order to meet redemptions may require the Acquiring Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Foreign Securities

The Acquiring Fund is permitted to invest in foreign securities, which are securities issued by foreign issuers. The Subadviser is responsible for determining whether a particular issuer would be considered a foreign issuer. Normally, foreign governments and their agencies and instrumentalities are considered foreign issuers. In the case of non-governmental issuers, the Subadviser generally may consider one or more of the following factors when making that determination:

•	whether the equity securities of the company principally trade on stock exchanges in one or more foreign countries;

•	the extent to which a company’s total revenue is derived from goods produced, sales made or services performed in one or more foreign countries or the extent to which its assets are located in one or more foreign countries;

•	whether the company is organized under the laws of a foreign country or its principal executive offices are located in a foreign country; and/or

•	any other factors relevant to a particular issuer.

Certain companies which are organized under the laws of a foreign country may be classified by the Subadviser as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.

Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though they are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.

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Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Acquiring Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Acquiring Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Acquiring Fund is uninvested and no return is earned thereon. The inability of the Acquiring Fund to make intended security purchases due to settlement problems could cause the Acquiring Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Acquiring Fund due to subsequent declines in value of the portfolio securities or, if the Acquiring Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Acquiring Fund’s custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Acquiring Fund invests to permit the Acquiring Fund’s assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for mutual funds. The Acquiring Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability of the Acquiring Fund to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Acquiring Fund’s ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Acquiring Fund’s assets; and (iv) difficulties in converting the Acquiring Fund’s cash and cash equivalents to U.S. dollars. The Adviser and the Subadviser have evaluated the political risk associated with an investment in a particular country.

Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Acquiring Fund could lose its entire

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investment in any such country. The Acquiring Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.

Certain countries in which the Acquiring Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Acquiring Fund’s investment in those countries.

Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Acquiring Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company, or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Acquiring Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Acquiring Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Acquiring Fund to avoid federal income or excise tax.

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. For example, recent instability in the euro zone, uprisings in the Middle East, sanctions against Russia and/or ISIS activity have impacted issuers across various countries, regions and markets. The severity or duration of such conditions may be affected by policy changes made by governments or quasi-governmental organizations.

EMERGING MARKETS

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.

Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Acquiring Fund’s investments and the availability to the Acquiring Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Acquiring Fund’s investments in such countries less liquid and more volatile than investments in countries with more

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developed securities markets (such as the U.S., Japan and most Western European countries).

In addition, the United States and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Acquiring Fund’s portfolio. For example, the Acquiring Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Acquiring Fund to freeze its existing investments in companies located in certain countries, prohibiting the Acquiring Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Acquiring Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.

ADRs, EDRs, IDRs, GDRs AND P-NOTES

The Acquiring Fund may invest in ADRs, EDRs, IDRs and GDRs. American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Participatory Notes (“P-Notes”) are instruments typically issued by a broker-dealer evidencing ownership of shares listed on the Indian stock exchange.

Sovereign Debt Obligations

The Acquiring Fund may invest in sovereign debt obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Acquiring Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.

INVESTMENT POLICIES

The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of the Acquiring Fund’s investments in that country’s sovereign debt obligations.

Borrowing

The Acquiring Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. The Acquiring Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Acquiring Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Acquiring Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Lending of Portfolio Securities

The Acquiring Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Acquiring Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Acquiring Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Acquiring Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Acquiring Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that

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the value of the securities loaned would not exceed 33  1/3% of the value of the total assets of the Acquiring Fund.

Short Sales

The Acquiring Fund may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Acquiring Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Acquiring Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Acquiring Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Acquiring Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that the Acquiring Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage by segregating cash or liquid securities with the Acquiring Fund’s custodian, or setting aside or restricting in the Subadviser’s records or systems related to the Acquiring Fund, cash or liquid securities that the Subadviser determines to be liquid and that are equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Acquiring Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Acquiring Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Acquiring Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Acquiring Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Acquiring Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Forward Commitments and When-Issued Securities

The Acquiring Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Acquiring Fund’s other assets. Although the Acquiring Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Acquiring Fund may dispose of

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a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. The Acquiring Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Acquiring Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Acquiring Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Acquiring Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable the Acquiring Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Acquiring Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Acquiring Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Acquiring Fund’s net asset value starting on the date of the agreement to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Acquiring Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Acquiring Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Acquiring Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Acquiring Fund may agree to a longer settlement period.

The Acquiring Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Acquiring Fund may dispose of or renegotiate a commitment after it is entered into. The Acquiring Fund also may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. The Acquiring Fund may realize a capital gain or loss in connection with these transactions.

When the Acquiring Fund purchases securities on a when-issued or forward commitment basis, the Acquiring Fund will maintain in a segregated account with the Acquiring Fund’s custodian, or set aside or restrict in the Subadviser’s records or systems relating to the Acquiring Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Acquiring Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Acquiring Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Acquiring Fund while the commitment is outstanding. These procedures are

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designed to ensure that the Acquiring Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Repurchase Agreements

The Acquiring Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Acquiring Fund generally and meet any other appropriate counterparty criteria as determined by the Acquiring Fund’s Subadviser. The minimum credit quality requirements are those applicable to the Acquiring Fund’s purchase of securities generally such that if the Acquiring Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Acquiring Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, the Acquiring Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Acquiring Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Acquiring Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Options and Futures Transactions

Except as described under “Options on Securities, Securities Indices and Currency” and “Futures Contracts and Options on Futures Contracts,” the Acquiring Fund may buy and sell options contracts, financial futures contracts and options on futures contracts, and may purchase and sell options and futures based on securities, indices, currencies, commodities and other assets, including options and futures traded on foreign exchanges and options not traded on any exchange. Options and futures contracts are bought and sold to manage the Acquiring Fund’s exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Acquiring Fund’s investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Acquiring Fund’s return. The Acquiring Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest but may produce income, gains or losses.

The loss incurred by the Acquiring Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any margin paid or premium received. The Acquiring Fund’s transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

INVESTMENT POLICIES

Options on Securities, Securities Indices and Currency

The Acquiring Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Acquiring Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Acquiring Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

WRITING COVERED OPTIONS

A call option on securities or currency written by the Acquiring Fund obligates the Acquiring Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Acquiring Fund obligates the Acquiring Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Acquiring Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Acquiring Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Acquiring Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Acquiring Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Acquiring Fund, with a value at least equal to the Acquiring Fund’s obligation under the option, (ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Acquiring Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account with the Acquiring Fund’s custodian or by setting them aside or restricting them in the Subadviser’s records or systems relating to the Acquiring Fund. The Acquiring Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Acquiring Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

PURCHASING OPTIONS

The Acquiring Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Acquiring Fund may also sell call and put options to close out its purchased options.

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The purchase of a call option would entitle the Acquiring Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Acquiring Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Acquiring Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Acquiring Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Acquiring Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Acquiring Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Acquiring Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Acquiring Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Acquiring Fund’s portfolio securities.

The Acquiring Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Acquiring Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Acquiring Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Acquiring Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Acquiring Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Acquiring Fund is not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, the Acquiring Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion. In the event that the Acquiring Fund engages in transactions that may require registration as a commodity pool operator in the future, the Acquiring Fund will consider steps in order to continue to qualify for

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exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If the Acquiring Fund registers as a commodity pool operator and operates subject to CFTC regulation, it may incur additional expenses.

The Adviser is registered as a “commodity pool operator” under the CEA and the rules of the CFTC and, as of January 1, 2013, is subject to regulation as a commodity pool operator under the CEA.

FUTURES CONTRACTS

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, the Acquiring Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. The Acquiring Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, the Acquiring Fund may be required to continue making daily cash payments to maintain its required margin. If the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, the Acquiring Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.

With respect to futures contracts that are not legally required to “cash settle,” the Acquiring Fund may cover the open position by setting aside or restricting in the Subadviser’s records or systems relating to the Acquiring Fund, liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Acquiring Fund is permitted to set aside or restrict liquid assets in an amount equal to the Acquiring Fund’s daily marked to market (net) obligation, if any, (in other words, the Acquiring Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Acquiring Fund will have the ability to employ leverage to a greater extent than if the Acquiring Fund were required to segregate assets equal to the full market value of the futures contract.

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HEDGING AND OTHER STRATEGIES

Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Acquiring Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Acquiring Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Acquiring Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Acquiring Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Acquiring Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Acquiring Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Acquiring Fund or securities with characteristics similar to those of the Acquiring Fund’s portfolio securities. Similarly, the Acquiring Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the relevant Subadviser, there is a sufficient degree of correlation between price trends for the Acquiring Fund’s portfolio securities and futures contracts based on other financial instruments, commodities or commodity indices securities indices or other indices, the Acquiring Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Acquiring Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Acquiring Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Acquiring Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Acquiring Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Acquiring Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Acquiring Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Acquiring Fund may also purchase futures contracts as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.

OPTIONS ON FUTURES CONTRACTS

Except as noted above, under the caption “Futures Contracts and Options on Futures Contracts,” the Acquiring Fund may purchase and write options on futures for the

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same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Acquiring Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Acquiring Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Acquiring Fund’s assets. By writing a call option, the Acquiring Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Acquiring Fund intends to purchase. However, the Acquiring Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Acquiring Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same type. There is no guarantee that such closing transactions can be effected. The Acquiring Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS

The Acquiring Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return. To the extent that the Acquiring Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of commodities or securities (or the currency in which they are quoted or denominated) that the Acquiring Fund owns or futures contracts will be purchased to protect the Acquiring Fund against an increase in the price of commodities or securities (or the currency in which they are quoted or denominated) it intends to purchase. The Acquiring Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Acquiring Fund or securities or instruments which it expects to purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Acquiring Fund to purchase securities, commodities or currencies, require the Acquiring Fund to maintain with the Acquiring Fund’s custodian in a segregated account, or to set aside or restrict in the Subadviser’s records or systems, cash or liquid securities in an amount equal to the value of such underlying securities, commodities or currencies.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for the Acquiring Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Acquiring Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected,

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the desired protection may not be obtained and the Acquiring Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Acquiring Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Acquiring Fund’s ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.

Risks Associated with Options Transactions

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Acquiring Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Acquiring Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised.

Similarly, if the Acquiring Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Acquiring Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the

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Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Risks Associated with Commodity Futures Contracts

There are several additional risks associated with transactions in commodity futures contracts.

STORAGE RISK

Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Acquiring Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

REINVESTMENT RISK

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Acquiring Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Acquiring Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Acquiring Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

OTHER ECONOMIC FACTORS

The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Acquiring Fund’s investments to greater volatility than investments in traditional securities.

Foreign Currency Transactions

The Acquiring Fund may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Acquiring Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or

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sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

The Acquiring Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Acquiring Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Acquiring Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

When the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Acquiring Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

When the Acquiring Fund enters into foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Acquiring Fund to deliver an amount of foreign currency in excess of the value of the Acquiring Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Acquiring Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Acquiring Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Acquiring Fund into such currency. If the Acquiring Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

The Acquiring Fund will only enter into transactions in forward contracts when deemed appropriate by the Subadviser. The Acquiring Fund generally will not enter into a forward contract with a term of greater than one year. The Acquiring Fund may experience delays in the settlement of its foreign currency transactions.

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The Acquiring Fund will place cash that is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract), in a separate account with the Acquiring Fund’s custodian or will set aside or restrict that cash in the Subadviser’s records or systems. The amounts in such separate account, or set aside or restricted, will equal the value of the Acquiring Fund’s total assets that are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Acquiring Fund will place in the account, or will set aside or restrict, additional cash or securities on a daily basis so that the value of the account or amount set aside or restricted will equal the amount of the Acquiring Fund’s commitments with respect to such contracts.

Using forward contracts to protect the value of the Acquiring Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Acquiring Fund’s foreign assets.

While the Acquiring Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Acquiring Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between the Acquiring Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Acquiring Fund. Such imperfect correlation may cause the Acquiring Fund to sustain losses that will prevent the Acquiring Fund from achieving a complete hedge or expose the Acquiring Fund to risk of foreign exchange loss.

The Acquiring Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Investments in Other Investment Companies

The Acquiring Fund is permitted to invest up to 10% of its assets in securities of other investment companies and up to 5% of its assets in any one other investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies and exchange traded funds (commonly known as “ETFs”), issue a fixed number of shares that trade on a stock exchange or over-the-

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counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Certain ETFs have received exemptive relief permitting other funds to invest in such ETFs in amounts in excess of the limits set forth above, subject to satisfaction of certain conditions by the ETF and the acquiring fund. The Acquiring Fund may rely on such orders to make investments in ETFs in excess of these limits.

Swaps, Caps, Floors and Collars

The Acquiring Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Acquiring Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market. A swap transaction for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities means the counterparty would be obligated to pay the Acquiring Fund a return based on the market price of the foreign equity security and the Acquiring Fund would be obligated to pay the counterparty a return based upon a fixed or floating interest rate. As used above, “sale” means a sale to close out the purchase of a foreign equity security through a swap transaction as opposed to a short sale.

The Acquiring Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in the Acquiring Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Operational Risks

An investment in the Acquiring Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. In particular, these errors or failures as well as other technological issues may adversely affect the Acquiring Fund’s ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Acquiring Fund seeks to minimize such events through controls and oversight, there may still be failures that could causes losses to the Acquiring Fund. In addition, as the use of technology increases, the Acquiring Fund may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Acquiring Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, the Acquiring Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cyber security breaches of the Acquiring Fund’s third party service providers or issuers in which the Acquiring Fund invests may also subject the Acquiring Fund to many of the same risks associated with direct cyber security breaches.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following restrictions may not be changed without the approval of the majority of outstanding voting securities of the Acquiring Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of the Acquiring Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Acquiring Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Acquiring Fund.) Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Acquiring Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.

The Acquiring Fund may not:

(1)	with respect to 75% of the total assets of the Acquiring Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Acquiring Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Acquiring Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(2)	borrow money, except (a) the Acquiring Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (b) the Acquiring Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Acquiring Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Acquiring Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings, and (e) the Acquiring Fund may borrow money from other mutual funds to the extent permitted by applicable law and any exemptive relief obtained by the Acquiring Fund;

(3)	act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Acquiring Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

(4)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities);

(5)	issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Funds may issue shares of beneficial interest in multiple series or classes;

(6)	purchase, hold or deal in real estate, although the Acquiring Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Acquiring Fund as a result of the ownership of securities;

(7)	invest in commodities or commodity contracts, except that the Acquiring Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction; or

(8)	make loans to other persons, except (a) loans of portfolio securities, (b) to the

INVESTMENT RESTRICTIONS

extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with the Acquiring Fund’s investment objectives and policies may be deemed to be loans, and (c) to the extent permitted by applicable law and any exemptive relief obtained by the Acquiring Fund.

Notwithstanding the investment policies and restrictions of the Acquiring Fund, the Acquiring Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Acquiring Fund.

For purposes of fundamental investment restriction no. 4, the Acquiring Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, the Acquiring Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.

For purposes of fundamental investment restriction no. 7, the Acquiring Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Acquiring Fund, subject to the Acquiring Fund’s investment objectives and general investment policies (as stated in the Acquiring Fund’s Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

From time to time, the Acquiring Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Acquiring Fund, and the acquisition is determined to be beneficial to Acquiring Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed above or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Acquiring Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Acquiring Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Acquiring Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Acquiring Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in the above section or (ii) imposed by the Investment Company Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted below, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with

INVESTMENT RESTRICTIONS

respect to Elective Investment Restrictions are not applicable to the Acquiring Fund’s acquisition of securities or instruments through a Voluntary Action.

Non-Fundamental Investment Restrictions

In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Acquiring Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, the Acquiring Fund may not:

(a)	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

(b)	make short sales of securities, except as permitted under the Investment Company Act;

(c)	invest more than 15% of the Acquiring Fund’s net assets in illiquid investments; or

(d)	invest in other companies for the purpose of exercising control or management.

TRUSTEES AND OFFICERS

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES

Scott M. Amero (53) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	29	None

Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	29	None

Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	None

Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee, The Dalton School (2004-2014); Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-2016); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None

INTERESTED TRUSTEE

David G. Van Hooser (70)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE

Charles F. McCain (47) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (45) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (42) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

TRUSTEES AND OFFICERS

Brian L. Collins (48) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (57) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Additional Information About the Trustees

The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.

Scott M. Amero. Mr. Amero retired in 2010 after a 20 year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently serves as Chairman of the Board of Trustees for Rare, a conservation non-profit, and as a Trustee for Berkshire School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014.

Raymond J. Ball. Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business, and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball joined the University of Chicago Business School’s faculty in 2000 from the William E. Simon Graduate School of Business at the University of Rochester, where he served as the Wesray Professor in Business Administration. Mr. Ball’s teaching and research has a particular focus on corporate disclosure, earnings and stock prices, international accounting and finance, market efficiency and investment strategies. Mr. Ball is Coordinating Editor of the Journal of Accounting Research and serves on the Advisory Group for the Financial Reporting Faculty of the Institute of Chartered Accountants in England and Wales. He is a Fellow and CPA of the Australian Society of Certified Practising Accountants and a Fellow of the Financial Services Institute of Australia. From time to time, he serves as an expert witness and litigation consultant with respect to accounting, economic and financial market issues. Mr. Ball has served on the Financial Accounting Standards Advisory Council of the Financial Accounting Standards Board and the Shadow Financial Regulation Committee. Mr. Ball is the Board’s “audit committee financial expert” and Chairman of the Audit Committee and has served as a Trustee since his appointment by the Board in February, 2006.

TRUSTEES AND OFFICERS

Donna J. Dean. Ms. Dean serves as the Chief Investment Officer of the Rockefeller Foundation. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. The Rockefeller Foundation supports this mission by funding a portfolio of initiatives that are intended to revalue ecosystems, advance health, secure livelihoods and transform cities. As Chief Investment Officer, Ms. Dean is responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean is responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes, including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee since 2010.

Randall A. Hack. Mr. Hack is the Senior Managing Director and Founder of Capstone Capital LLC. Capstone Capital holds investments in private companies, with a special focus on the telecommunications and health care industries. He served as an Advisory Director of Berkshire Partners, a private equity firm, from 2002 to 2013. In that capacity he assists Berkshire Partners in identifying and assessing private companies in which to invest, participates in those investments through Capstone Capital, and serves on the boards of selected Berkshire Partners portfolio companies. In 1995, Mr. Hack founded Nassau Capital, LLC, a private investment firm that invested in privately held companies and assets solely on behalf of Princeton University’s endowment and Nassau Capital’s principals. Nassau Capital, which grew to manage approximately $2.5 billion in assets at the peak of its investment program, focused its investments in alternative asset classes such as venture capital, leveraged buy-outs, real estate, timber and energy. From 1990 to 1994, Mr. Hack served as the President of The Princeton University Investment Company, which oversees the management of Princeton University’s endowment. In that role, Mr. Hack led a team of investment professionals who devised and implemented a series of global investment initiatives in areas such as domestic and international equities, hedge funds, real estate, oil and gas holdings and other private market asset classes. He served on the board of Tower Development Corporation, a private company, until 2016 and currently serves on the boards of several non-profit organizations. Mr. Hack previously served on the boards of FiberTower Corporation and Crown Castle International Corp. Mr. Hack has served as a Trustee since his appointment in August of 2010.

Robert Kasdin. Mr. Kasdin has served as the Senior Vice President, Chief Operating Officer of Johns Hopkins Medicine since 2015. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Trustee, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin also serves on the boards of trustees of several non-profit entities, including the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc., and on the Board of Directors of Apollo Commercial Real Estate Finance, Inc. He is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee since 2014.

Ann M. Spruill. Ms. Spruill retired in 2008 after an 18 year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International

TRUSTEES AND OFFICERS

Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately owned global investment management firm. Ms. Spruill currently serves as a Trustee for the Financial Accounting Foundation, as a member of the Investment Committee and Chair of Global Equities for the Museum of Fine Arts, Boston and as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee since 2014.

David G. Van Hooser. Mr. Van Hooser is President, Director and Chairman of the Board of the Trust and of the Adviser, and as such has substantial experience with respect to operating mutual funds and selecting money managers. He had previously served in a variety of positions at Owens-Illinois, Inc., including Senior Vice President, Chief Financial Officer and Treasurer. During his time with Owens-Illinois, he was involved in multiple equity and debt offerings and was directly responsible for, or participated in, numerous acquisitions and divestitures in developed and emerging markets. He has served as a Trustee since 2000.

TRUSTEES AND OFFICERS

Board Leadership Structure

As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Adviser, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of seven Trustees, six of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.

The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Mr. Hack to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for Board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.

The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees

Mses. Dean and Spruill and Messrs. Amero, Ball, Hack and Kasdin serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firms’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor Funds Nominating Committee, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting. The Valuation Committee is comprised of David G. Van Hooser, Brian L. Collins, Jodie L. Crotteau, Lora A. Kmieciak, Anmarie S. Kolinski, Charles F. McCain, Linda M. Molenda, Erik D. Ojala and John M. Paral. The functions of the Valuation Committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary. The Proxy Voting Committee was established as a committee of the Trust in November 2011 and is discussed later in this Statement of Additional Information under the heading “Proxy Voting.”

During the most recently completed fiscal year for Harbor Funds, the Board of Trustees held nine meetings, the Valuation Committee held 223 meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting. All of the current Trustees and Audit and Nominating Committee members then serving attended 100% of the meetings of the Board of Trustees and applicable committees, if any, held during Harbor Funds’ most recently completed fiscal year. The Board of Trustees does not have a compensation committee.

TRUSTEES AND OFFICERS

Risk Oversight

The Board considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accountants and other service providers provide regular reports to the Board on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

Trustee Compensation

For the fiscal year ended

October 31, 2016

Name of Person, Position	Estimated Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Harbor Funds Paid to Trustees
Scott M. Amero, Trustee	$677	-0-	$250,000
Raymond J. Ball, Trustee[1]	$677	-0-	$270,000
Donna J. Dean, Trustee	$677	-0-	$250,000
Randall A. Hack, Trustee	$677	-0-	$250,000
Robert Kasdin, Trustee[2]	$677	-0-	$250,000
Ann M. Spruill, Trustee[2]	$677	-0-	$250,000
David G. Van Hooser, Chairman, President and Trustee	-0-	-0-	-0-
Rodger F. Smith, Trustee[3]	-0-	-0-	$280,000

*	For the period March 1, 2017 through October 31, 2017.
[1]	In consideration of his service as chairman of the Trust’s Audit Committee, Mr. Ball received $20,000 in addition to the compensation payable to each other Independent Trustee. During the fiscal year ended October 31, 2016, Mr. Ball elected to defer all of his compensation, except that attributable to Harbor Money Market Fund, pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2016, the total value of Mr. Ball’s account under that plan was $2,385,096.
[2]	During the fiscal year ended October 31, 2016, Mr. Kasdin and Ms. Spruill elected to defer all of their compensation, except that attributable to Harbor Money Market Fund, pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2016, the total value of Mr. Kasdin’s and Ms. Spruill’s accounts under that plan was $710,986 and $710,649, respectively.
[3]	In consideration of his service as Lead Independent Trustee, Mr. Smith received $30,000 in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2016.

TRUSTEES AND OFFICERS

Trustee Ownership of Fund Shares

(All ownership is in the Institutional Class shares)

As of the date of this SAI, the Acquiring Fund had no shares outstanding and thus the Trustees and Officers of Harbor Funds individually and as a group owned no outstanding shares of the Acquiring Fund.

The equity securities beneficially owned by the Trustees as of December 31, 2015 are as follows:

Name of Trustee	Dollar Range of Ownership in the Fund[1]	Aggregate Dollar Range of Ownership in All Registered Investment Companies Overseen by Trustee in Harbor Funds Family
INDEPENDENT TRUSTEES
Scott M. Amero	None	Over $100,000
Raymond J. Ball	None	Over $100,000
Donna J. Dean	None	Over $100,000
Randall A. Hack	None	Over $100,000
Robert Kasdin	None	Over $100,000
Ann M. Spruill	None	Over $100,000
INTERESTED TRUSTEE
David G. Van Hooser	None	Over $100,000

[1]	As of the date of this SAI, the Fund has not commenced operations.

Material Relationships of the Independent Trustees

For purposes of the discussion below, the italicized terms have the following meanings:

•	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.

•	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) and Robeco Groep, N.V. (“Robeco”) are entities that are in a control relationship with the Adviser.

•	a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which Harbor Funds Distributors, Inc. (the “Distributor”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.

As of December 31, 2015, none of the Independent Trustees, nor any member of their immediate family, beneficially own any securities issued by the Adviser, Robeco or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2014 and 2015, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Adviser, Robeco, or any other entity in a control relationship to the Adviser or the

TRUSTEES AND OFFICERS

Distributor. During the calendar years 2014 and 2015, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):

•	a Harbor Fund;

•	an officer of Harbor Funds;

•	a related fund;

•	an officer of any related fund;

•	the Adviser;

•	the Distributor;

•	an officer of the Adviser or the Distributor;

•	any affiliate of the Adviser or the Distributor; or

•	an officer of any such affiliate.

During the calendar years 2014 and 2015, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

During the calendar years 2014 and 2015, none of the Independent Trustees, nor any member of their immediate family, served as an officer for an entity on which an officer of any of the following entities also served as a director:

•	the Adviser;

•	the Distributor; or

•	ORIX, Robeco or any other entity in a control relationship with the Adviser or the Distributor.

During the calendar years 2014 and 2015, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor Funds.

During the calendar years 2014 and 2015, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:

•	any related fund;

•	the Adviser

•	the Distributor;

•	any affiliated person of Harbor Funds; or

•	ORIX, Robeco or any other entity in a control relationship to the Adviser or the Distributor.

THE ADVISER AND SUBADVISER

The Adviser

Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment adviser (the “Adviser”) for the Acquiring Fund pursuant to a separate investment advisory agreement with Harbor Funds on behalf of the Acquiring Fund (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, the Adviser is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for the Acquiring Fund as set forth in more detail below:

Management Services. Subject to the approval of the Board, the Adviser is responsible for establishing the investment policies, strategies and guidelines for the Acquiring Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Adviser deems modifications to be necessary or appropriate. The Adviser is also responsible for providing, either through itself or through a Subadviser selected, paid and supervised by the Adviser, investment research, and advice, and for furnishing continuously an investment program for the Acquiring Fund consistent with the investment objectives and policies of the Acquiring Fund.

Selection and Oversight of Subadvisers. The Adviser is responsible for the subadvisers it selects to manage the assets of the Acquiring Fund and for recommending to the Board the hiring, termination and replacement of Subadvisers. The Adviser is responsible for overseeing the Subadviser and for reporting to the Board periodically on the Acquiring Fund’s and Subadviser’s performance. The Adviser normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisers, including through reviews and assessments of (i) the Subadviser’s investment process, personnel and investment staff; (ii) the Subadviser’s investment research capabilities; (iii) the Subadviser’s ownership and organization structures; (iv) the Subadviser’s legal, compliance and operational infrastructure; (v) the Subadviser’s brokerage practices; (vi) any material changes in the Subadviser’s business, operations or staffing; (vii) the performance of the Acquiring Fund and Subadviser relative to benchmark and peers; (viii) the Acquiring Fund’s portfolio characteristics, and (ix) the composition of the Acquiring Fund’s portfolio.

Legal, Compliance, Financial and Administrative Services. The Adviser is responsible for regularly providing various other services on behalf of the Acquiring Fund, including, but not limited to,: (i) providing the Acquiring Fund with office space, facilities, equipment and personnel as the Adviser deems necessary to provide for the effective administration of the affairs of the Acquiring Fund, including providing from among the Adviser’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Acquiring Fund’s transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board, as well as such other materials as the Board may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Acquiring Fund required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Acquiring Fund’s investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Acquiring Fund in connection with the administration of the affairs of the Acquiring Fund, including the assigning of matters to the Acquiring Fund’s legal counsel on behalf of the Acquiring Fund and supervising the work of such outside counsel; (vii) overseeing the determination and publication of the Acquiring Fund’s net asset value in accordance with the Acquiring Fund’s valuation policies; (viii)

THE ADVISER AND SUBADVISER

preparing and monitoring expense budgets for the Acquiring Fund, and reviewing the appropriateness and arranging for the payment of Acquiring Fund expenses; and (ix) furnishing to the Acquiring Fund such other administrative services as the Adviser deems necessary, or the Board reasonably requests, for the efficient operation of the Acquiring Fund.

The Adviser is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”), which is headquartered in Rotterdam, The Netherlands. Robeco, in turn, is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). ORIX, which was established in 1964, is a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. Stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.

Pending Litigation Involving the Adviser. In February 2014, Terrence Zehrer filed a complaint against the Adviser in the U.S. District Court for the Northern District of Illinois alleging that the advisory fees received by the Adviser for managing Harbor International Fund are excessive in violation of Section 36(b) of the Investment Company Act. In addition to naming the Adviser as a defendant, Zehrer also sued Harbor International Fund as a “nominal defendant.” Both the Adviser and Harbor International Fund filed motions to dismiss in March 2014. In September 2014, Ruth Tumpowsky filed a complaint against the Adviser also in U.S. District Court for the Northern District of Illinois alleging that the advisory fees received by the Adviser for managing Harbor International Fund and Harbor High-Yield Bond Fund are excessive in violation of Section 36(b) of the Investment Company Act. In November 2014, the Court denied the Adviser’s motion to dismiss, but dismissed the claims against Harbor International Fund with prejudice. The Court then consolidated the Zehrer and Tumpowsky cases. The plaintiffs filed an amended consolidated complaint in December 2014, which seeks monetary damages, rescission of the investment advisory agreement and other relief from the Adviser based on the fees received for managing Harbor International Fund and Harbor High-Yield Bond Fund. The Adviser answered the consolidated complaint in January 2015. Discovery is complete and the Adviser filed a motion for summary judgment in September 2016. The motion remains pending. The Adviser believes that the litigation is without merit and intends to vigorously defend itself.

For more information about the Target Fund’s advisory fees and administrative fees, please see the Target Fund’s SAI under the sections entitled “Investment Advisory and Other Services” and “Service Providers – Fund Administrator, Transfer Agent and Fund Accountant”, respectively.

The Subadviser

The Adviser has engaged the services of Mar Vista Investment Partners, LLC (the “Subadviser” or “Mar Vista”) to assist with the portfolio management of the Acquiring Fund. Mar Vista was founded in November 2007. Mar Vista provides investment advisory services to mutual funds, institutional accounts and individual investors. Mar Vista is controlled by Silas Myers and Brian Massey, employees of Mar Vista.

The Adviser pays the Subadviser out of its own resources; the Acquiring Fund has no obligation to pay the Subadviser. The Subadviser has entered into a subadvisory agreement (the “Subadvisory Contract”) with the Adviser and Harbor Funds, on behalf of the Acquiring Fund. The Subadviser is responsible to provide the Acquiring Fund with advice concerning the investment management of the Acquiring Fund’s portfolio, which advice shall be consistent with the investment objectives and

THE ADVISER AND SUBADVISER

policies of the Acquiring Fund. The Subadviser determines what securities shall be purchased, sold or held for the Acquiring Fund and what portion of the Acquiring Fund’s assets are held uninvested. The Subadviser is responsible to bear its own costs of providing services to the Acquiring Fund. The Subadviser’s subadvisory fee rate is based on a stated percentage of the Acquiring Fund’s average annual net assets.

THE PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers who are primarily responsible for the day-to-day management of the Acquiring Fund also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of September 30, 2016: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers of the Acquiring Fund; (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR STRATEGIC GROWTH FUND
Silas A. Myers, CFA
All Accounts	1	$622.2	0	$0	135	$1950.1
Accounts where advisory fee is based on account performance (subset of above)
Brian L. Massey, CFA
All Accounts	1	$622.2	0	$0	138	$1951.1
Accounts where advisory fee is based on account performance (subset of above)
Joshua J. Honeycutt, CFA
All Accounts	0	$0	0	$0	4	$1.3
Accounts where advisory fee is based on account performance (subset of above)
Jeffrey B. Prestine
All Accounts	0	$0	0	$0	1	$0.3
Accounts where advisory fee is based on account performance (subset of above)

Mar Vista Investment Partners, LLC

CONFLICTS OF INTEREST

Mar Vista understands that potential material conflicts of interest exist in “side-by-side” management. As such, Mar Vista has always had procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Mar Vista aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Mar Vista utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro rata allocation is not appropriate.

Mar Vista’s Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

THE PORTFOLIO MANAGERS

COMPENSATION

Mar Vista’s investment professionals receive a base salary commensurate with their level of experience. Mar Vista’s goal is to maintain competitive base salaries through a review of industry standards, market conditions and salary surveys. Each portfolio manager’s compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of Mar Vista’s strategic growth accounts. Each portfolio manager participates in the Acquiring Fund’s division’s profit growth through annual profit (bonus) distribution. Compensation is tied to performance in this way.

SECURITIES OWNERSHIP

As of the date of this SAI, the Harbor Strategic Growth Fund had no outstanding shares and, thus, Messrs. Myers, Massey, Honeycutt and Prestine did not beneficially own any shares of the Acquiring Fund. As of October 31, 2016, Messrs. Myers, Massey, Honeycutt and Prestine did not beneficially own any shares of the Target Fund.

THE DISTRIBUTOR

Harbor Funds Distributors, Inc.

Harbor Funds Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of the Acquiring Fund’s shares and continually offers shares of the Acquiring Fund pursuant to a distribution agreement approved by the Trustees. Its mailing address is Harbor Funds Distributors, Inc., 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302. David G. Van Hooser is a Director and the Chief Executive Officer of the Distributor; Charles F. McCain is a Director, an Executive Vice President and Chief Compliance Officer of the Distributor; Anmarie S. Kolinski is the Chief Financial Officer, an Executive Vice President and Treasurer of the Distributor; Charles P. Ragusa is an Executive Vice President and Anti-Money Laundering Compliance Officer of the Distributor; and Jodie L. Crotteau is Assistant Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.

Harbor Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Funds’ behalf. Harbor Funds is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the NYSE. Shareholders’ orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker’s authorized designee.

Distribution Plans

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to the Acquiring Fund’s Administrative Class shares and Investor Class shares (collectively the “Plans”). The Acquiring Fund, pursuant to the Plans, pays the Distributor compensation at the annual rate of up to 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares.

All of the Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Acquiring Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each Plan.

Amounts payable by the Acquiring Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of the Acquiring Fund. The Plans do not obligate the Acquiring Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Acquiring Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The Distributor may from time to time waive or reduce any portion of its 12b-1 fee for Administrative Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

THE DISTRIBUTOR

Selected dealers and other financial intermediaries entitled to receive compensation for selling Acquiring Fund shares and/or providing recordkeeping and/or shareholder servicing services to the intermediaries’ customers who invest in the Acquiring Fund may receive different compensation related to shares of one particular class over another. Under the Plans, certain financial intermediaries that have entered into service agreements and that sell shares of the Acquiring Fund on an agency basis, may receive payments from the Distributor pursuant to the respective Plans for distribution services and/or providing shareholder servicing services to the intermediaries’ customers who invest in a Acquiring Fund.

Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Administrative Class shares and Investor Class shares, respectively.

Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.

As required by Rule 12b-1, the Plans and related forms of agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Acquiring Fund and its respective shareholders.

The anticipated benefits that may result from the Plans with respect to the Acquiring Fund and/or the classes of the Acquiring Fund and/or the classes of the Acquiring Fund and its shareholders include, but are not limited to, the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Acquiring Fund.

Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to the Acquiring Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

For information about the Target Fund’s distributor and distribution plans, please see the Target Fund’s SAI under the sections entitled “Distribution of Shares” and “Distribution Arrangements.”

SHAREHOLDER SERVICES

Harbor Services Group, Inc.

Harbor Services Group, Inc. (“Shareholder Services”) acts as the shareholder servicing agent for the Acquiring Fund and in that capacity maintains certain financial and accounting records of the Acquiring Fund. Its mailing address is P.O. Box 804660, Chicago, IL 60680-4108. Shareholder Services is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. David G. Van Hooser and Charles F. McCain are Directors of Shareholder Services; Charles P. Ragusa is the President of Shareholder Services; Charles F. McCain is the Chief Compliance Officer of Shareholder Services; Anmarie S. Kolinski is the Chief Financial Officer of Shareholder Services; and both Jodie L. Crotteau and Erik D. Ojala are an Assistant Secretary of Shareholder Services.

The Shareholder Servicing Agreement has been approved by the Trustees of the Acquiring Fund and provides for compensation up to the following amounts per class of the Acquiring Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares
Investor Class	0.20% of the average daily net assets of all Investor Class shares
Retirement Class	0.03% of the average daily net assets of all Retirement Class shares

Payments to Financial Intermediaries

Shareholder Services, the Distributor, the Adviser and/or their affiliates pay fees to unaffiliated intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through accounts that are maintained by the intermediary. These include participants in employee benefit or retirement plans and shareholders who invest through financial intermediaries. These fees may consist of per fund or per sub-account charges which are assessed on a periodic basis (i.e., per year) and/or an asset based fee which is determined based upon the value of the assets maintained by the intermediary. These fees are paid by Shareholder Services out of the transfer agent fees received by Shareholder Services and/or by the Distributor or Adviser out of their own assets, and are not separately paid by the Acquiring Fund. Because all or a substantial portion of the assets of Shareholder Services, Distributor and Adviser are attributable to fees paid by the Acquiring Fund, the Acquiring Fund could be considered to be indirectly paying some or all of these fees to the financial intermediaries when those fees are paid by Shareholder Services, Distributor and/or Adviser out of their own assets. These fees may be in addition to any distribution and shareholder servicing (12b-1) fees received by the Distributor or transfer agent fees received by Shareholder Services. The unaffiliated intermediaries that may be compensated by Shareholder Services, the Distributor or Adviser or its affiliates include employee benefit plan and retirement plan administrators, broker-dealers, banks, trust companies and other financial institutions which maintain accounts for their customers in the Acquiring Fund. The Adviser may also pay an asset-based fee to an affiliate of its parent company, Robeco, for activities related to the marketing of the Acquiring Fund outside of the U.S. This asset-based fee is determined based upon the value of the assets sold to shareholders located in certain countries outside of the U.S. The fee is paid out of the Adviser’s own assets and is not paid separately by the Acquiring Fund. No compensation may be paid by the Distributor, Shareholder Services and/or the Adviser or their affiliates to unaffiliated financial intermediaries for distribution of the Retirement Class of shares of the Acquiring Fund or for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Retirement Class of shares of the Acquiring Fund through accounts that are maintained by the financial intermediaries.

CODE OF ETHICS

Code of Ethics

Harbor Funds, the Adviser, the Distributor and the Subadviser have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of Harbor Funds from using that information for their personal benefit or to the disadvantage of Harbor Funds. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor Funds (except Harbor Money Market Fund, which is not subject to the same short-term trading restrictions). The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.

Because the Subadviser is an entity not otherwise affiliated with Harbor Funds or the Adviser, the Adviser relies on the Subadviser to fulfill its responsibility for monitoring the personal trading activities of the Subadviser’s personnel in accordance with that Subadviser’s code of ethics. The Subadviser provides Harbor Funds’ Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.

PORTFOLIO HOLDINGS

Portfolio Holdings Disclosure Policy

The Board of Trustees of Harbor Funds has adopted policies and procedures which govern the disclosure of the Acquiring Fund’s portfolio holdings and the disclosure of statistical information about the Acquiring Fund’s portfolio.

These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Acquiring Fund’s recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Acquiring Fund or its other shareholders. As an overarching principal, these policies and procedures prohibit the Acquiring Fund and any service provider to the Acquiring Fund, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of the Acquiring Fund’s non-public portfolio holdings.

These policies and procedures provide that the Acquiring Fund’s full list of portfolio holdings is published quarterly with a 15-day lag, on harborfunds.com and top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 10-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period.

For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by the Acquiring Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Acquiring Fund. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about the Acquiring Fund or the Acquiring Fund’s aggregate cash position. Statistical information includes information such as how the Acquiring Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about the Acquiring Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.

While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees of Harbor Funds limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Acquiring Fund. Specifically, statistical information derived from non-public portfolio holdings data may only be based on the Acquiring Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of Harbor Capital are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Acquiring Fund shares to the detriment of the Acquiring Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Acquiring Fund and to their representatives for the sole purpose of helping to explain the Acquiring Fund’s recent historical performance.

Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for the Acquiring Fund than has previously been publicly disclosed (such as information as of dates other than prior

PORTFOLIO HOLDINGS

calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the Subadviser’s investment process through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Acquiring Fund.

The policies and procedures adopted by the Board of Trustees of Harbor Funds also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.

Non-public portfolio holdings are disclosed daily (or as otherwise indicated) with no lag, to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Acquiring Fund:

•	The Adviser and Subadviser;

•	The Acquiring Fund’s custodian and accounting agent;

•	FactSet Research System Inc., which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Acquiring Fund’s performance and portfolio attributes;

•	Glass, Lewis & Co. LLC, which provides proxy voting information services for the sole purpose of assisting the Adviser in voting proxies on behalf of the Acquiring Fund;

•	Institutional Shareholder Services (“ISS”), which provides proxy voting information services for the sole purpose of assisting the Adviser in voting proxies on behalf of the Acquiring Fund; and

•	R.R. Donnelley & Sons Company, which provides services for the sole purpose of assisting the Adviser in the preparation of financial and related reports for the Acquiring Fund that are included in periodic reports made publicly available to Acquiring Fund shareholders, such as the annual and semi-annual shareholder reports, and in other required regulatory filings.

Harbor Funds seeks to avoid potential conflicts between the interests of the Acquiring Fund’s shareholders and those of the Acquiring Fund’s service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of the Acquiring Fund and its shareholders. Harbor Funds seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Acquiring Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Acquiring Fund’s policies and procedures, including those governing the disclosure of portfolio information.

PROXY VOTING

Proxy Voting Policy

The Board of Trustees has adopted proxy voting policies, procedures and guidelines (the “Proxy Voting Guidelines”) to govern the voting of proxies by each Harbor fund that invests in equity securities. The Board has delegated the responsibility for the administration of the proxy voting process generally, and the voting of the proxies specifically, to the Proxy Voting Committee (the “Committee”) of the Trust. The Committee is comprised of a Trustee and officers of the Trust and employees of the Adviser with relevant experience or responsibilities. The Committee reports directly to the Board.

OVERALL OBJECTIVE

The objective of the Proxy Voting Guidelines established by the Board is to support proxy proposals and director nominees that the Committee believes will maximize the value of the Acquiring Fund’s investment in portfolio securities over the long term. While the objective is straight forward, the Acquiring Fund receive a broad range of proposals that are frequently complex. As a result, the Proxy Voting Guidelines are designed to provide the Committee with a framework for assessing each proposal and delineate factors that the Committee should consider as part of its voting decision. The Committee evaluates each proposal on its own merits taking into account the particular facts and circumstances presented.

The Committee is obligated to vote proxies in a manner which is consistent with its fiduciary duty to act in the best interests of the Acquiring Fund and its shareholders. Normally, this means that the Committee will cast votes in accordance with the Proxy Voting Guidelines. However, in the event the Proxy Voting Guidelines do not address a particular proposal adequately, the Committee may vote in a manner which it believes, based upon an assessment of the facts and circumstances of a particular proposal, is in the best interests of the Acquiring Fund and its shareholders.

The Committee also is responsible for making recommendations and providing guidance to the Board as to the nature and scope of the Proxy Voting Guidelines based upon its experience in voting proxies. The Committee also is responsible for apprising the Board of current developments, both from an industry and regulatory perspective, which the Committee believes may affect the Proxy Voting Guidelines or the administration of the proxy voting process by the Committee. Furthermore, the Committee is responsible for reporting to the Board at least annually on the proxy voting process, including a summary of the proxy voting results for the Acquiring Fund and any instance, expected to be rare, in which a vote was cast in a manner that deviated from the Proxy Voting Guidelines.

VOTING PROCESS

In order to facilitate the proxy voting process, Harbor Funds has retained Institutional Shareholder Services (“ISS”), a division of Vestar Capital Partners, Inc., an independent proxy voting agent, to assist in the proxy voting process. ISS is responsible for collecting, reviewing, and analyzing each proxy received by the Acquiring Fund and notifying the Committee that a proxy vote is required. The Adviser also has retained Glass, Lewis & Co. (“Glass Lewis”) to provide additional research, analysis and voting recommendations.

In evaluating proxy proposals, the Committee considers information from many sources, including, but not limited to, the Subadvisers, management or shareholders of a company presenting a proposal, and independent proxy research services (currently, ISS and Glass Lewis). ISS and Glass Lewis provide an analysis of the proxy proposals and specific vote recommendation to assist in the proxy research process. While the Committee will normally take into account the information provided by ISS and Glass Lewis, the Committee is responsible for making all voting decisions in accordance with the Proxy Voting Guidelines and the Committee’s

PROXY VOTING

fiduciary duty to act in the best interests of the Acquiring Fund and its shareholders. The Committee is responsible for maintaining documentation and assuring that it adequately reflects the basis for any vote that is cast in a manner that deviates from the Proxy Voting Guidelines.

PROXY VOTING GUIDELINES

The Board of Trustees has established the Proxy Voting Guidelines to cover many of the issues that frequently occur in proxy voting. However, the Proxy Voting Guidelines cannot cover all possible voting scenarios or proposals that the Acquiring Fund may receive. In the absence of a specific guideline, the Committee must evaluate each proposal and vote each proxy in a manner that is consistent with the objective and spirit of the Proxy Voting Guidelines. It is also permissible for the Committee to refrain from voting a proxy if it determines that it would be in the best interests of the Acquiring Fund and its shareholders not to vote in that instance. This may arise when voting would result in the imposition of trading or similar restrictions on the Acquiring Fund or when the expected cost of voting exceeds the benefits of voting.

The following is a summary of the more significant Proxy Voting Guidelines established by the Board:

•	Consideration Given Company Recommendations. One of the primary factors the Acquiring Fund’s portfolio manager considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Proxy Voting Guidelines were developed with the recognition that an operating company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to oversight by the company’s board of directors, while staying focused on maximizing shareholder value. Accordingly, the Board believes that the recommendation of the company’s board of directors and management on most issues should be given weight in determining how proxy issues should be voted. This reflects the basic investment philosophy that good management is shareholder focused. However, the position of the company’s board or directors or management will not be supported in any situation where that position is found not to be in the best interests of the Acquiring Fund. As a result, the Board expects that the Acquiring Fund would vote against a proposal recommended by the company’s board of directors or management when they conclude that a particular proposal may adversely affect the long-term investment merits of owning stock in that portfolio company.

•	Boards of Directors and Director Nominees. The Acquiring Fund generally supports boards of directors and director nominees of companies with a majority of independent directors and key committees that are comprised entirely of independent directors. The Acquiring Fund generally supports all directors on the Nominating Committee when the committee is made up of a majority of independent directors and when the Nominating Committee is chaired by an independent board member. The Acquiring Fund also will support inside directors who serve on the Nominating Committee of a company that is majority controlled by such inside director or affiliated beneficial owners. The Acquiring Fund will withhold votes from inside directors who serve on the compensation and Audit Committees, unless the company is majority controlled by such inside director or affiliated beneficial owners. The Acquiring Fund will generally withhold votes for outside directors who do not meet certain criteria relating to the directors’ independence. The Acquiring Fund will generally withhold votes from any director who misses more than one-fourth of scheduled board meetings without valid reasons for absences and generally withhold votes from directors who sit on an excessive number of public company boards.

PROXY VOTING

The Acquiring Fund holds directors accountable for the actions of the committees on which the directors serve. In most cases, the Acquiring Fund generally supports efforts to declassify existing boards and will vote against efforts by companies to adopt classified board structures.

In the case of contested board elections, the Committee evaluates the nominees’ qualifications and the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign.

•	Majority Vote Standard. The Acquiring Fund will consider each proposal on a case-by-case basis, but generally will support efforts to implement a majority vote standard for the election of directors. However, the Acquiring Fund also will take into account the extent to which a company has taken other reasonable steps to achieve the same objective and may vote against a majority vote proposal when the Acquiring Fund believes such other steps are in fact reasonable.

•	Cumulative Voting. The Acquiring Fund generally will vote against cumulative voting proposals on the premise that cumulative voting allows shareholders a voice in director elections that is disproportionate to the shareholders’ economic investment in the company. Cumulative voting allows a shareholder to cast all of his or her votes for a single director.

•	Approval of Independent Auditors. The Acquiring Fund generally supports a relationship between a company and its auditors that is limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, cause the auditor’s independence to be impaired. The Acquiring Fund generally supports the board’s recommendation for the ratification of the auditor except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. The Acquiring Fund will evaluate on a case-by-case basis those situations in which the audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm to determine whether the Acquiring Fund believes independence has been compromised.

•	Equity-based compensation plans and bonus plans. The Acquiring Fund will support appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, to align the interests of long-term shareholders and the interests of management, employees, and directors. The Acquiring Fund opposes stock-based compensation plans that substantially dilute the Acquiring Fund’s ownership interest in the company, provide participants with excessive awards, or have structural features that are not in the best interests of the Acquiring Fund’s shareholders. The Acquiring Fund will evaluate stock-based compensation proposals on several factors to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. The Acquiring Fund will generally vote against stock-based compensation plans where the total potential dilution exceeds certain thresholds or if annual option grants exceed a certain percentage of shares outstanding. The Acquiring Fund also will vote against plans that have any of the following features: the ability to re-price underwater options, the ability to issue options with an exercise price below the stock’s current market price, the ability to issue reload options and the automatic share replenishment (“evergreen”) feature.

The Acquiring Fund generally will support reasonable measures intended to increase long-term stock ownership by executives.

The Acquiring Fund may support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market

PROXY VOTING

value. In the case of foreign company employee stock purchase plans, the Acquiring Fund may permit a lower minimum stock purchase price equal to the prevailing best practices or customary standards in the relevant foreign market.

The Acquiring Fund generally will vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

•	Anti-Takeover and Corporate Governance Issues. The Acquiring Fund believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote. Accordingly, the Acquiring Fund supports proposals to remove super-majority voting requirements for certain types of proposals. The Acquiring Fund will vote against proposals to impose super-majority requirements. The Acquiring Fund also support proposals to lower barriers to shareholder action (i.e., limited rights to call special meetings or limited rights to act by written consent). When reviewing such proposals, the Acquiring Fund considers a number of factors, including, but not limited to, the length of time a shareholder has owned shares of the company, the market capitalization of the company and the rationale provided by the shareholder in its proposal. However, the Acquiring Fund will generally support the right of shareholders to call a special meeting if the shareholders own at least 25% of the outstanding shares of the company.

The Acquiring Fund will vote against proposals for a separate class of stock with disparate voting rights.

The Acquiring Fund will generally vote for proposals to subject poison pills to a shareholder vote. In evaluating these plans, the Acquiring Fund will be more likely to support arrangements with short-term sunset provisions, qualified bid/permitted offer provisions and/or mandatory review by a committee of independent directors at least every three years. The Acquiring Fund generally will vote against shareholder rights plans that are long-term, are renewed automatically or without a shareholder vote, where the ownership trigger is 15% or below and/or the board is classified or not appropriately independent.

•	Social and Corporate Policy Issues. Proposals in this category, frequently initiated by shareholders, typically request that the company disclose or amend certain business practices. In general, the Acquiring Fund believes that these matters are primarily the responsibility of management. Such matters should be evaluated and approved solely by the corporation’s board of directors. Generally, the Acquiring Fund will vote with a company’s board on such issues, although an exception may be made when the Committee believes a proposal has significant economic merit that has not been adequately addressed by management and is in the best interests of the Acquiring Fund and its shareholders.

The Acquiring Fund will review proposals regarding executive compensation programs (so called “say on pay” proposals) on a case-by-case basis. The Acquiring Fund will generally support a three-year frequency for future advisory votes on executive compensation (so called “say when on pay” proposals), but will generally support the recommendation of the board if the board asks shareholders to support a frequency other than every three years for such proposals.

•	Foreign Companies. Corporate governance standards, disclosure requirements and voting processes vary significantly among the foreign markets in which the

PROXY VOTING

Acquiring Fund may invest. The Acquiring Fund will generally vote proxies for foreign companies in a manner that the Acquiring Fund believes is consistent with the objective of the Proxy Voting Guidelines, while taking into account differing practices by market.

There may be many instances where the Acquiring Fund elects not to vote proxies relating to foreign securities. Many foreign markets require that securities be blocked or re-registered in order to vote at a company’s shareholder meeting. The Acquiring Fund will normally not vote proxies in foreign markets that require the securities be blocked or re-registered in order to vote so as to not subject the Acquiring Fund to the loss of liquidity imposed by these requirements unless the proposal is expected to have a significant economic impact on the Acquiring Fund’s investments.

In addition, the costs of voting in foreign markets (i.e., custodian fees and voting agency fees) may be substantially higher than for U.S. holdings. As a result, the Acquiring Fund may choose not to vote proxies relating to foreign securities held by clients in instances where the issues presented are unlikely to have a material impact on the value of a client’s investment in that foreign security.

•	Voting for a Fund that Invests in Other Harbor Funds. Certain Harbor funds (the “acquiring funds”) may, from time to time, own shares of other Harbor funds (the “underlying funds”). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the acquiring funds will be cast in the same proportion as the votes of the other shareholders in the underlying funds. This is known as “echo voting” and is designed to avoid any potential conflict of interest.

CONFLICTS OF INTEREST

The Committee has the obligation to assess the extent, if any, to which there may be a material conflict between the interests of the Acquiring Fund on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand. The Committee performs this assessment for each proxy on a proposal-by-proposal basis, and a conflict with respect to one proposal in a proxy does not indicate that a conflict exists with respect to any other proposal in such proxy.

If the Committee determines that a conflict may exist, it will resolve the conflict in accordance with the guidelines set forth in Harbor Funds’ Proxy Voting Guidelines and promptly report the matter and its resolution to the Acquiring Fund’s Chief Compliance Officer. The Committee is authorized to resolve any such conflict in a manner that is in the best interests of the Acquiring Fund. The Committee will report all conflicts, and the resolution of such conflicts, to the Board on a quarterly basis. The Committee will use commercially reasonable efforts to determine whether a conflict may exist, and a conflict will be deemed to exist if, and only if, one or more members of the Committee actually knew, or reasonably should have known, of the conflict.

PROXY VOTING INFORMATION

Information regarding how the Acquiring Fund voted proxies relating to securities held by the Acquiring Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Acquiring Fund’s toll-free number at 800-422-1050; (2) on the Acquiring Fund’s website at harborfunds.com; and (3) on the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS

The Subadviser is responsible for making specific decisions to buy and sell securities for the Acquiring Fund. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.

Purchases and sales of securities on a securities exchange are effected by brokers, and the Acquiring Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Acquiring Fund and other clients on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may cause the Acquiring Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadviser for effecting a securities transaction for the Acquiring Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadviser’s overall responsibilities to the Acquiring Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Acquiring Fund and the Subadviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of a Subadviser and not solely or necessarily for the benefit of the Acquiring Fund. Each Subadviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by a

PORTFOLIO TRANSACTIONS

Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities that are suitable for the Acquiring Fund’s portfolio as well as for that of another fund or one or more of the other clients of a Subadviser. Investment decisions for the Acquiring Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Acquiring Fund is concerned. Harbor Funds believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

Broker Commissions

As of the date of this SAI, the Acquiring Fund had not yet commenced operations and, therefore, has not paid any brokerage commissions.

For information about the Target Fund’s brokerage fees, please see the Target Fund’s SAI under the heading entitled “Brokerage Allocation and Other Practices.”

NET ASSET VALUE

The net asset value per share of each class of the Acquiring Fund is generally determined by the Acquiring Fund’s Custodian after the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m., Eastern time) on each day when the NYSE is open for trading. If the NYSE closes early (scheduled), determination of net asset value may be accelerated to that time. Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate the Acquiring Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Acquiring Fund shares on days when the NYSE is closed but the primary securities markets on which the Acquiring Fund’s securities trade remain open. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Exchange traded swaps are normally valued at the closing price from the exchange on which the swaps are principally traded. Forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers. Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that

NET ASSET VALUE

transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

When reliable market quotations, evaluated prices supplied by a pricing vendor or, in the absence of evaluated prices, prices provided by the Subadviser (where permitted under the Acquiring Fund’s valuation procedures) are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. The Acquiring Fund may also use fair value pricing if the value of some or all of the Acquiring Fund’s securities have been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by the Acquiring Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Acquiring Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Acquiring Fund’s net asset value may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Acquiring Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Acquiring Fund will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Trustees, in place of closing market prices to calculate their net asset values if the Acquiring Fund believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Acquiring Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of the Acquiring Fund’s securities. Since the Acquiring Fund invests in equities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Acquiring Fund’s net asset values are determined and that these price differences may have an effect on the net asset value.

NET ASSET VALUE

The proceeds received by the Acquiring Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Acquiring Fund and constitute the underlying assets of the Acquiring Fund. The underlying assets of the Acquiring Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Acquiring Fund and with a share of the general liabilities of Harbor Funds. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the fund which incurred that expense.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Acquiring Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

TAX INFORMATION

The Acquiring Fund is treated as a separate taxpayer for federal income tax purposes.

The Acquiring Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Acquiring Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Acquiring Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Acquiring Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Acquiring Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the Acquiring Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Acquiring Fund. Consequently, the Acquiring Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.

If the Acquiring Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Acquiring Fund generally will not be subject to U.S. federal income tax on any income of the Acquiring Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Acquiring Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Acquiring Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the Acquiring Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Acquiring Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Acquiring Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a

TAX INFORMATION

timely basis in accordance with annual minimum distribution requirements. The Acquiring Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

Certain dividends and distributions declared by the Acquiring Fund as of a record date in October, November or December and paid by the Acquiring Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of the Acquiring Fund may be “spilled back” and treated as paid by the Acquiring Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

In general, assuming the Acquiring Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by the Acquiring Fund and certain other requirements are met by the Acquiring Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from the Acquiring Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Acquiring Fund and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of the Acquiring Fund that is paid by the Acquiring Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Acquiring Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Acquiring Fund. Capital gain dividends distributed by the Acquiring Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or

TAX INFORMATION

20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by the Acquiring Fund in excess of the Acquiring Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the Acquiring Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Distributions from net investment income of the Acquiring Fund may qualify in part for a 70% dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or the Acquiring Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Amounts eligible for the dividends received deduction may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.

If the Acquiring Fund is permitted to acquire stock of foreign corporations and acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to the Acquiring Fund’s shareholders, the tax would in effect reduce the Acquiring Fund’s economic return from its PFIC investment. Elections may generally be available to the Acquiring Fund that would lessen the effect of these adverse tax consequences. However, such elections could also require the Acquiring Fund to recognize income (which would have to be distributed to the Acquiring Fund’s shareholders to avoid a tax on the Acquiring Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

The federal income tax rules applicable to certain investments or transactions within the Acquiring Fund are unclear in certain respects, and the Acquiring Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. The Acquiring Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.

TAX INFORMATION

Due to certain adverse tax consequences, the Acquiring Fund does not intend, absent a change in applicable law, to acquire residual interests in REMICs.

The Acquiring Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in the Acquiring Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Acquiring Fund, defer Acquiring Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. The Acquiring Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.

Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares if such numbers and certifications are not provided, if a shareholder informs the Acquiring Fund that backup withholding is currently applicable to the shareholder, or if the Acquiring Fund is notified by the IRS or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Acquiring Fund (other than, under an exemption recently made permanent by Congress, certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Acquiring Fund, provided that the Acquiring Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, the Acquiring Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of the Acquiring Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8 BEN or IRS Form W-8 BEN-E, as applicable, is provided, a non U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from the Acquiring Fund. Further, unless an effective IRS Form W-8 BEN, IRS Form BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Acquiring Fund. The Acquiring Fund does not expect to be a “U.S. real property holding corporation” as defined in Section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the Acquiring Fund were a U.S. real property holding corporation, certain distributions by the Acquiring Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning more than 5% of the Acquiring Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Acquiring Fund shares. Shareholders should consult their own tax advisers on these matters.

TAX INFORMATION

The Acquiring Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Acquiring Fund to enable the Acquiring Fund to determine whether withholding is required.

In general, provided that the Acquiring Fund qualifies as a regulated investment company under the Code, the Acquiring Fund will be exempt from Delaware corporation income tax.

Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Acquiring Fund shares, which may have tax consequences for shareholders.

At the time of an investor’s purchase of the Acquiring Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Acquiring Fund’s portfolio or undistributed taxable income of the Acquiring Fund. Consequently, subsequent distributions by the Acquiring Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Acquiring Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Acquiring Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in the Acquiring Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAX INFORMATION

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Acquiring Fund dividends or distributions or on sales or exchanges of Acquiring Fund shares unless the acquisition of the Acquiring Fund shares was debt-financed. A plan participant whose retirement plan invests in the Acquiring Fund generally is not taxed on Acquiring Fund dividends or distributions received by the plan or on sales or exchanges of Acquiring Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

The Acquiring Fund may invest in foreign securities and may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments.

The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Acquiring Fund may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of the Acquiring Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Acquiring Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Acquiring Fund in their particular circumstances.

ORGANIZATION AND CAPITALIZATION

General

Harbor Funds is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Acquiring Fund to which it relates with each other share in the Acquiring Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of the Acquiring Fund are required to approve the adoption of any investment advisory agreement relating to the Acquiring Fund and of any changes in fundamental investment restrictions or policies of the Acquiring Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisers unaffiliated with the Adviser. Shares of the Acquiring Fund will be voted with respect to the Acquiring Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize the Acquiring Fund at any time in accordance with the Declaration of Trust and governing law.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

The prospectus and this Statement of Additional Information do not purport to create any contractual obligations between Harbor Funds or the Acquiring Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Acquiring Fund, including contracts with the Adviser and other service providers.

Shareholder and Trustee Liability

Harbor Funds is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Adviser. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Adviser or the Trustees. The Declaration of Trust provides for indemnification by the Acquiring Fund for any loss suffered by a shareholder as a result of an obligation of the Acquiring Fund. The Declaration of Trust also provides that the Adviser shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Adviser and

ORGANIZATION AND CAPITALIZATION

satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

More than 25% Ownership /

5% or Greater Ownership

of a Share Class

As of the date of this SAI, the Acquiring Fund had no shares outstanding and, therefore, no shareholders held an interest in the Acquiring Fund equal to 5% or more of the outstanding shares of a class or more than 25% of the voting securities of the Acquiring Fund.

CUSTODIAN

State Street Bank and Trust Company

State Street Bank and Trust Company has been retained to act as Custodian of Harbor Funds’ assets and, in that capacity, maintains certain financial and accounting records of the Acquiring Fund. The Custodian’s mailing address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111-2900.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS AND FINANCIAL STATEMENTS

Ernst & Young, LLP

and

BBD, LLP

Ernst & Young, LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as Harbor Funds’ independent registered public accounting firm, providing audit and tax services. The financial statements of the Target Fund at June 30, 2016 and for the year then ended, incorporated by reference in this Statement of Additional Information have been audited by BBD, LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated by reference herein, are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investor

Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s ratings for state and municipal and other short-term obligations will be designated Moody’s Investment-Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing,

DESCRIPTION OF SECURITIES RATINGS

while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1—Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2—Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor’s Corporation

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Bonds rated CCC are extremely vulnerable to losses from credit defaults.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the major rating categories.

Dual Rating Definitions: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

Municipal notes issued since July 29, 1984 are rated “SP-1,” “SP-2,” and “SP-3.” The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DESCRIPTION OF SECURITIES RATINGS

Fitch Long-Term Ratings

AAA: (Highest credit quality) “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: (Very high credit quality) “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: (High credit quality) “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: (Good credit quality) “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: (Speculative) “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: (Highly speculative) “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: (High default risk) Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D: (Default) The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

NOTES:

“+” or “– ” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “B.”

DESCRIPTION OF SECURITIES RATINGS

“NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving.”

Fitch Short-Term Ratings

F1: (Highest credit quality) Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: (Good credit quality) A good capacity for timely payment of financial commitments.

F3: (Fair credit quality) The capacity for timely payment of financial commitments is adequate.

B: (Speculative) Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: (High default risk) Default is a real possibility.

D: (Default) Denotes actual or imminent payment default.

NOTES:

“+” may be appended to an “F1” rating class to denote relative status within the category.

“NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody’s Investor

Service, Inc.

P-1: Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation “Prime-1” or “P-1” indicates the highest quality repayment capacity of the rated issue.

P-2: The rating for a satisfactory security; the relative safety of an investment in this rating category is not as high as in the P-1 category.

P-3: The rating for an adequate level of investment safety. Issues with this rating are more susceptible to market fluctuations than obligations with higher ratings

Standard & Poor’s Corporation

A-1: Standard & Poor’s Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2: The rating for a satisfactory security; the relative safety of an investment in this rating category is not as high as in the A-1 category.

A-3: The rating for an adequate level of investment safety. Issues with this rating are more susceptible to market fluctuations than obligations with higher ratings.

111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302 800-422-1050 harborfunds.com

01/2017/150	FD.SAI.0117

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

Mar Vista Strategic Growth Fund

A SERIES OF MANAGER DIRECTED PORTFOLIOS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2017

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF MANAGER DIRECTED PORTFOLIOS (THE “TRUST”) FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE MAR VISTA STRATEGIC GROWTH FUND (THE “TARGET FUND”) TO BE HELD ON FEBRUARY 24, 2017 AT 10:00 A.M. (CENTRAL TIME) AT THE OFFICES OF THE TRUST’S ADMINISTRATOR, U.S. BANCORP FUND SERVICES, LLC, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN, 53202.

The undersigned hereby appoints Douglas Neilson and Matthew McVoy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter, and at their discretion upon any other matter which may properly come before the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-342-4881. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 24, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/marvista2017.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Mar Vista Strategic Growth Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  •

	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the: (i) acquisition by Harbor Funds, a Delaware statutory trust (“Harbor Funds”), on behalf of its new shell series, Harbor Strategic Growth Fund (the “Acquiring Fund”), of all of the property, goodwill and other assets of the Target Fund, in exchange solely for Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by Harbor Funds, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected on the Target Fund’s statement of assets and liabilities; (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the Trust as soon as practicable after the distribution (collectively, the “Reorganization”).

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[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]